    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 24, 1995

                                                       REGISTRATION NO. 33-62191
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

       PRE-EFFECTIVE AMENDMENT NO.                                           / /

       POST-EFFECTIVE AMENDMENT NO. 1                                        /X/
                            ------------------------

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST

               (Exact Name of Registrant as Specified in Charter)

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                    (Address of Principal Executive Offices)

                                  212-392-2550

                        (Registrant's Telephone Number)

                              SHELDON CURTIS, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (Name and Address of Agent for Service)

                            ------------------------

                                    COPY TO:
                            Stuart M. Strauss, Esq.
                  Gordon Altman Butowsky Weitzen Shalov & Wein
                              114 West 47th Street
                            New York, New York 10036

                            ------------------------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON OCTOBER 25, 1995, PURSUANT TO RULE 485(B).

                   THE EXHIBIT INDEX IS LOCATED ON PAGE [  ]

NO FILING FEE IS DUE BECAUSE THE REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE REGISTRANT FILED THE RULE 24F-2 NOTICE, FOR ITS FISCAL YEAR ENDED SEPTEMBER 30, 1994, WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 21, 1994.

PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NO. 2-97963).

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   FORM N-14
                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
                             CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933

  PART A OF FORM N-14
       ITEM NO.                                     PROXY STATEMENT AND PROSPECTUS HEADING
-----------------------  ---------------------------------------------------------------------------------------------
             1(a)        Cross Reference Sheet
              (b)        Front Cover Page
              (c)        *
             2(a)        *
              (b)        Table of Contents
             3(a)        Fee Table
              (b)        Synopsis
              (c)        Principal Risk Factors
             4(a)        The Reorganization
              (b)        The Reorganization -- Capitalization Table (Unaudited)
             5(a)        Registrant's Prospectus
              (b)        *
              (c)        *
              (d)        *
              (e)        Available Information
              (f)        Available Information
             6(a)        Prospectus of TCW/DW Global Convertible Trust
              (b)        Available Information
              (c)        *
              (d)        *
             7(a)        Introduction -- Proxies
              (b)        *
              (c)        Introduction; The Reorganization -- Appraisal Rights
             8(a)        The Reorganization
              (b)        *
             9           *

  PART B OF FORM N-14
       ITEM NO.                                   STATEMENT OF ADDITIONAL INFORMATION HEADING
-----------------------  ---------------------------------------------------------------------------------------------

            10(a)        Cover Page
              (b)        *
            11           Table of Contents
            12(a)        Additional Information about Convertible Trust
              (b)        *
            13(a)        Additional Information about Global Convertible
              (b)        *
              (c)        *
            14           Registrant's Statement of Additional Information dated November 22, 1994; TCW/DW Global
                         Convertible Trust's Statement of Additional Information dated August 28, 1995

  PART C OF FORM N-14
       ITEM NO.                                            OTHER INFORMATION HEADING
-----------------------  ---------------------------------------------------------------------------------------------

            15           Indemnification
            16           Exhibits
            17           Undertakings

------------------------
*Not Applicable or negative answer

                        TCW/DW GLOBAL CONVERTIBLE TRUST
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 19, 1995

TO THE SHAREHOLDERS OF TCW/DW GLOBAL CONVERTIBLE TRUST:

    Notice is hereby given of a Special Meeting of the Shareholders of TCW/DW Global Convertible Trust ("Global Convertible") to be held at the Conference Center, 44th Floor, Two World Trade Center, New York, New York 10048, at 10:00 A.M., New York time, on December 19, 1995, and any adjournments thereof (the "Meeting"), for the following purposes:

        1. To consider and vote upon an Agreement and Plan of Reorganization, dated as of August 24, 1995 (the "Reorganization Agreement") by and between Global Convertible and Dean Witter Convertible Securities Trust ("Convertible Trust"), pursuant to which substantially all of the assets of Global Convertible will be combined with those of Convertible Trust and shareholders of Global Convertible will become shareholders of Convertible Trust receiving shares of Convertible Trust with a value equal to the value of their holdings in Global Convertible (the "Reorganization"); and

        2. To act upon such other matters as may properly come before the Meeting.

    The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on October 20, 1995 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Global Convertible recommends a vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Board of Trustees,

                                          Sheldon Curtis,
                                          SECRETARY

October 25, 1995

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                          ACQUISITION OF THE ASSETS OF
                        TCW/DW GLOBAL CONVERTIBLE TRUST

                        BY AND IN EXCHANGE FOR SHARES OF
                    DEAN WITTER CONVERTIBLE SECURITIES TRUST

    This Proxy Statement and Prospectus is being furnished to shareholders of TCW/DW Global Convertible Trust ("Global Convertible") in connection with an Agreement and Plan of Reorganization dated as of August 24, 1995 (the "Reorganization Agreement") pursuant to which substantially all of the assets of Global Convertible will be combined with those of the Dean Witter Convertible Securities Trust ("Convertible Trust") in exchange for shares of Convertible Trust. As a result of this transaction, shareholders of Global Convertible will become shareholders of Convertible Trust and will receive shares of Convertible Trust with a value equal to the value of their holdings in Global Convertible. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Global Convertible and Convertible Trust, attached hereto as Exhibit A. This Proxy Statement also constitutes a Prospectus of Convertible Trust filed by Convertible Trust with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

    Convertible Trust is an open-end, diversified management investment company whose investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. Convertible Trust seeks to achieve its investment objective by investing principally in "convertible securities," that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks.

    This Proxy Statement and Prospectus sets forth concisely information about Convertible Trust that shareholders of Global Convertible should know before voting on the Reorganization Agreement. A copy of the Prospectus for Convertible Trust dated November 22, 1994, is enclosed and incorporated herein by reference. Also enclosed and incorporated by reference is Convertible Trust's Annual Report for the fiscal year ended September 30, 1995. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated October 25, 1995, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Global Convertible's Prospectus dated August 28, 1995, and Global Convertible's Annual Report for its fiscal year ended June 30, 1995. Such documents are available without charge, as noted under "Available Information" below.

INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT AND PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         This Proxy Statement and Prospectus is dated October 25, 1995.

                               TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS

                                                                                                                      PAGE
                                                                                                                      -----
INTRODUCTION.....................................................................................................           1
  General........................................................................................................           1
  Record Date; Share Information.................................................................................           1
  Proxies........................................................................................................           2
  Expenses of Solicitation.......................................................................................           2
  Vote Required..................................................................................................           3
SYNOPSIS.........................................................................................................           3
  The Reorganization.............................................................................................           3
  Fee Table......................................................................................................           4
  Tax Consequences of the Reorganization.........................................................................           5
  Comparison of Global Convertible and Convertible Trust.........................................................           6
PRINCIPAL RISK FACTORS...........................................................................................           8
THE REORGANIZATION...............................................................................................           9
  The Proposal...................................................................................................           9
  The Board's Consideration......................................................................................           9
  The Reorganization Agreement...................................................................................          11
  Amendment to Convertible Trust's Plan of Distribution Under Rule 12b-1.........................................          13
  Tax Aspects of the Reorganization..............................................................................          14
  Description of Shares..........................................................................................          15
  Capitalization Table (unaudited)...............................................................................          16
  Appraisal Rights...............................................................................................          16
COMPARISON OF INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS....................................................          16
  Investment Objectives and Policies.............................................................................          16
  Investment Restrictions........................................................................................          17
ADDITIONAL INFORMATION ABOUT GLOBAL CONVERTIBLE AND CONVERTIBLE TRUST............................................          18
  General........................................................................................................          18
  Financial Information..........................................................................................          18
  Management.....................................................................................................          18
  Description of Securities and Shareholder Inquiries............................................................          18
  Dividends, Distributions and Taxes.............................................................................          18
  Purchases, Repurchases and Redemptions.........................................................................          18
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE......................................................................          18
FINANCIAL STATEMENTS AND EXPERTS.................................................................................          18
LEGAL MATTERS....................................................................................................          19
AVAILABLE INFORMATION............................................................................................          19
OTHER BUSINESS...................................................................................................          19
Exhibit A -- Agreement and Plan of Reorganization, dated as of August 24, 1995 by and between TCW/DW Global
 Convertible Trust and Dean Witter Convertible Securities Trust..................................................         A-1

                        TCW/DW GLOBAL CONVERTIBLE TRUST
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (212) 392-2550

                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 19, 1995

                                  INTRODUCTION

GENERAL

    This Proxy Statement and Prospectus is being furnished to the shareholders of TCW/DW Global Convertible Trust ("Global Convertible"), an open-end, non-diversified management investment company, in connection with the solicitation by the Board of Trustees of Global Convertible (the "Board") of proxies to be used at the Special Meeting of Shareholders of Global Convertible to be held at the Conference Center, 44th Floor, Two World Trade Center, New York, New York 10048 at 10:00 A.M., New York time, on December 19, 1995, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about October 25, 1995.

    At the Meeting, Global Convertible shareholders will consider and vote upon an Agreement and Plan of Reorganization, dated as of August 24, 1995 (the "Reorganization Agreement"), by and between Global Convertible and Dean Witter Convertible Securities Trust ("Convertible Trust") pursuant to which substantially all of the assets of Global Convertible will be combined with those of Convertible Trust in exchange for shares of Convertible Trust. As a result of this transaction, shareholders of Global Convertible will become shareholders of Convertible Trust and will receive shares in Convertible Trust equal to the value of their holdings in Global Convertible on the date of such transaction. (The transactions described above are referred to as the "Reorganization"). The shares to be issued by Convertible Trust (the "Convertible Trust Shares") pursuant to the Reorganization will be issued at net asset value without an initial sales charge. The holding period of such Convertible Trust Shares received by each Global Convertible shareholder for purposes of calculation of any contingent deferred sales charge applicable to future redemptions will include the period during which Global Convertible's shares exchanged therefor were held by such Global Convertible shareholder. Further information relating to Convertible Trust is set forth in the current Prospectus of Convertible Trust accompanying this Proxy Statement and Prospectus and is incorporated herein by reference.

    The information concerning Global Convertible contained herein has been supplied by Global Convertible and the information concerning Convertible Trust contained herein has been supplied by Convertible Trust.

RECORD DATE; SHARE INFORMATION

    The Board has fixed the close of business on October 20, 1995 as the record date (the "Record Date") for the determination of the holders of shares of beneficial interest of Global Convertible entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 1,698,229 shares issued and outstanding. The holders of record on the Record Date of shares of Global Convertible are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

    To the knowledge of the Board, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of Global Convertible. As of the Record Date, the trustees and officers of Global Convertible, as a group, owned less than 1% of the outstanding shares of Global Convertible.

    To the knowledge of Convertible Trust's Board of Trustees, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of Convertible Trust. As of the Record Date, the trustees and officers of Convertible Trust, as a group, owned less than 1% of the outstanding shares of Convertible Trust.

PROXIES

    The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Shares owned of record by a broker-dealer for the benefit of its customers will be voted by the broker-dealer based on instructions received from its customers and will not be voted if no such instructions are received. Abstentions and broker "non-votes" will be counted as present for the purpose of determining a quorum and will have the same effect as a vote against the Reorganization Agreement. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Global Convertible at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

    In the event that the quorum for the Meeting cannot be obtained, or, subject to approval of the Board, for other reasons, an adjournment or adjournments of the Meeting may be sought. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of the Reorganization Agreement, in favor of an adjournment, and will vote all shares which they are required to vote against the Reorganization Agreement, against an adjournment.

EXPENSES OF SOLICITATION

    All  expenses  of this  solicitation, including  the  cost of  preparing and mailing this Proxy Statement and Prospectus, will be borne by Global Convertible. The expenses of soliciting the proxies of Convertible Trust shareholders to approve an amendment to that fund's Plan of Distribution under Rule 12b-1 will be borne by Dean Witter InterCapital Inc. ("InterCapital") and TCW Funds Management, Inc. ("TCW"). See "The Reorganization -- Amendment to Convertible Trust's Plan of Distribution Under Rule 12b-1." Global Convertible and Convertible Trust will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and regular employees of Global Convertible, without compensation other than regular compensation, personally or by mail, telephone, telegraph or otherwise. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by Global Convertible for their reasonable out-of-pocket expenses.

VOTE REQUIRED

    Approval of the Reorganization Agreement by Global Convertible's shareholders requires the affirmative vote of a majority (I.E., more than 50%) of the outstanding shares of Global Convertible represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by shareholders, Global Convertible will continue in existence and the Board will consider alternative actions.

    Although approval or consent by Convertible Trust shareholders of the Reorganization Agreement is not required for the Reorganization and is not being solicited, Convertible Trust shareholders are being solicited separately to approve an amendment to Convertible Trust's Plan of Distribution under Rule 12b-1 (the "Amendment") to authorize explicitly payments of expenses associated with distribution of shares of an acquired fund (including Global Convertible). Consummation of the Reorganization is conditioned upon such approval by a "majority of the voting securities" of Convertible Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). See "The Reorganization -- The Reorganization Agreement" and "-- Amendment to Convertible Trust's Plan of Distribution Under Rule 12b-1."

                                    SYNOPSIS

    THE FOLLOWING IS A SYNOPSIS OF CERTAIN INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND PROSPECTUS. THIS SYNOPSIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND PROSPECTUS AND THE REORGANIZATION AGREEMENT. SHAREHOLDERS SHOULD CAREFULLY REVIEW THIS PROXY STATEMENT AND PROSPECTUS AND THE REORGANIZATION AGREEMENT IN THEIR ENTIRETY AND, IN PARTICULAR, THE CURRENT PROSPECTUS OF CONVERTIBLE TRUST WHICH ACCOMPANIES THIS PROXY STATEMENT AND WHICH IS INCORPORATED HEREIN BY REFERENCE.

THE REORGANIZATION

    The Reorganization Agreement provides for the transfer of substantially all of the assets of Global Convertible, subject to stated liabilities, to Convertible Trust in exchange for the Convertible Trust Shares, par value $.01. The aggregate net asset value of the Convertible Trust Shares issued in the exchange will equal the aggregate value of the net assets of Global Convertible received by Convertible Trust. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Global Convertible will distribute the Convertible Trust Shares received by Global Convertible to holders of shares of beneficial interest of Global Convertible issued and outstanding as of the Valuation Date (as hereinafter defined) in complete liquidation of Global Convertible and Global Convertible will thereafter be dissolved and deregistered under the 1940 Act. As a result of the Reorganization, each Global Convertible shareholder will receive that number of full and fractional Convertible Trust Shares equal in value to such shareholder's pro rata interest in the net assets transferred to Convertible Trust. Global Convertible Shareholders holding certificates representing their shares will not be required to surrender their certificates in connection with the Reorganization. However, such shareholders will have to surrender such certificates in order to receive certificates representing Convertible Trust Shares or to redeem, transfer or exchange the Convertible Trust Shares received. The Board has determined that the interests of existing Global Convertible shareholders will not be diluted as a result of the Reorganization.

    FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF GLOBAL CONVERTIBLE ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF GLOBAL CONVERTIBLE AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

    The following table illustrates all expenses and fees that a shareholder of Global Convertible or Convertible Trust currently incurs and that would be incurred if the Reorganization is consummated.

SHAREHOLDER TRANSACTION EXPENSES

                                                                                      GLOBAL        CONVERTIBLE
                                                                                    CONVERTIBLE        TRUST       PRO FORMA
                                                                                  ---------------  -------------  ------------
Maximum Sales Charge Imposed on Purchases.......................................       None            None           None
Maximum Sales Charge Imposed on Reinvested Dividends............................       None            None           None
Deferred Sales Charge (as a percentage of the lesser of original purchase price
 or redemption proceeds)........................................................          5.0    %         5.0  %        5.0  %

A deferred sales charge is imposed at the following declining rates:

  YEAR SINCE PURCHASE PAYMENT MADE
    First.......................................................................          5.0    %         5.0  %        5.0  %
    Second......................................................................          4.0    %         4.0  %        4.0  %
    Third.......................................................................          3.0    %         3.0  %        3.0  %
    Fourth......................................................................          2.0    %         2.0  %        2.0  %
    Fifth.......................................................................          2.0    %         2.0  %        2.0  %
    Sixth.......................................................................          1.0    %         1.0  %        1.0  %
    Seventh and thereafter......................................................       None            None           None
  Redemption Fees...............................................................       None            None           None
  Exchange Fee..................................................................       None            None           None

ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS*

                                                                                      GLOBAL        CONVERTIBLE
  YEAR SINCE PURCHASE PAYMENT MADE                                                  CONVERTIBLE        TRUST       PRO FORMA
                                                                                  ---------------  -------------  ------------
    Management and Advisory Fees................................................       0.85%***          0.60%          0.60%
    12b-1 Fees**................................................................       1.00%***          1.00%          1.00%
    Other Expenses..............................................................       1.65%***          0.33%          0.27%
    Total Fund Operating Expenses...............................................       3.50%***          1.93%          1.87%

------------------------
  *Ratios are based on annualized expenses for (a) the eight months (since inception) ended June 30, 1995 for Global Convertible; (b) the fiscal year ended September 30, 1994, for Convertible Trust; (c) on a pro forma basis, for the eight months ended June 30, 1995, as if the Reorganization had been consummated on the first day of such period.
 **The 12b-1 fee is accrued daily and payable monthly, at an annual rate of 1.00% of the lesser of: (a) the average daily aggregate gross sales of shares since inception (not including reinvestment of dividends or distributions), less the average daily aggregate net asset value of shares redeemed since inception upon which a contingent deferred sales charge has been imposed or waived, or (b) the average daily net assets. A portion of the 12b-1 fee equal to 0.25% of average daily net assets is a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines.
***With respect to Global Convertible, InterCapital had undertaken to assume all operating expenses (except for any 12b-1 and/or brokerage fees) and Dean
   Witter Services Company Inc. had agreed to waive the compensation provided for in its Management Agreement and TCW had undertaken to waive the compensation provided for in its Advisory Agreement, until such time as the Fund had $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurred first. InterCapital continued to assume all operating expenses (except for 12b-1 and/or brokerage fees) and DWSC and TCW continued to waive their respective compensation until August 23, 1995. The fees and expenses disclosed above do not reflect the assumption of any expenses or the waiver of any compensation other than the assumption of expenses due to mandatory expense limitations.

EXAMPLE
    To attempt to show the effect of these expenses on an investment over time, the example shown below has been created. Assuming that an investor makes a $1,000 investment in either the Global Convertible or Convertible Trust or the new combined fund, that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above, if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:

                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                     -----------  -----------  -----------  -----------
Global Convertible*................   $      85    $     137    $     202    $     377
Convertible Trust..................   $      70    $      91    $     125    $     226
Pro Forma Combined Fund............   $      69    $      89    $     121    $     219

If such investment was not redeemed, the investor would incur the following expenses:


                                       1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                     -----------  -----------  -----------  -----------
Global Convertible*................   $      35    $     107    $     182    $     377
Convertible Trust..................   $      20    $      61    $     105    $     226
Pro Forma Combined Fund............   $      19    $      59    $     101    $     219

------------------------
*The fees and expenses disclosed above do not reflect the assumption of any expenses or the waiver of any compensation other than the assumption of expenses due to mandatory expense limitations.

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    Long-term shareholders of either fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD").

TAX CONSEQUENCES OF THE REORGANIZATION

    As a condition to the Reorganization, Global Convertible will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by Global Convertible or the shareholders of Global Convertible for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF GLOBAL CONVERTIBLE AND CONVERTIBLE TRUST

    INVESTMENT OBJECTIVES AND POLICIES. Global Convertible and Convertible Trust have an identical investment objective, which is to seek a high level of total return through a combination of capital appreciation and current income. Global Convertible seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in convertible securities of domestic and foreign issuers rated B or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality. Convertible Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in convertible securities of domestic issuers. Convertible Trust does not have any minimum quality rating standard for its investments.

    Under normal circumstances, Global Convertible invests in convertible securities of issuers located in at least three countries, one of which is the United States, and at all times invests at least 25% of its total assets in securities of U.S. issuers. In addition, Global Convertible may invest more than 25% of its total assets in securities of issuers located in Japan. Convertible Trust may invest up to 10% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the U.S. Securities Exchange Act of 1934 (the "1934 Act") or American Depositary Receipts ("ADRs"), on which there is no such limit). Global Convertible may enter into forward foreign currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Convertible Trust may not enter into such transactions. Global Convertible may, for purposes of generating income or capital appreciation, write covered call options on securities and currencies without limit and covered put options on obligations having an aggregate value not to exceed 50% of net assets. Convertible Trust may write covered call options up to 20% of its total assets for purposes of generating income or capital appreciation and may write covered put options without limit. Global Convertible may purchase put and call options on securities, currencies and stock indexes in amounts up to 5% of its total assets to close out opposite option positions or to protect against adverse price movements. Convertible Trust has a similar policy except that it may enter into options transactions only on U.S. Treasury and equity securities.

    Global Convertible may purchase and sell U.S. and foreign exchange-traded futures contracts on financial instruments, foreign currencies or securities indexes, for hedging purposes. Convertible Trust may purchase and sell U.S. exchange-traded financial futures contracts for hedging purposes. Both funds may purchase and sell options on eligible futures contracts for hedging purposes or to close out an opposite position.

    In addition, Global Convertible is a non-diversified investment company, within the meaning of the 1940 Act, whereas Convertible Trust is a diversified investment company.

    The investment policies of both Global Convertible and Convertible Trust are not fundamental and may be changed by their respective Boards of Trustees. For a more detailed comparison of the investment objectives, policies and restrictions of Global Convertible and Convertible Trust, see "Comparison of Investment Objectives, Policies and Restrictions," below.

    INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Global Convertible obtains management services from Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, and investment advisory services from TCW. Fees to both DWSC and TCW are payable monthly computed on the net asset value of such fund as of the close of business each day. DWSC is entitled to a fee at an annual rate of 0.51% and TCW is entitled to a fee at an annual rate of 0.34%. Convertible Trust obtains investment management and advisory services from InterCapital. InterCapital's aggregate fee for such services is payable monthly computed on the net asset value of such fund as of the close of business each day. Convertible Trust pays a management fee at the rate of 0.60% of the portion of daily net assets not exceeding $750 million, scaled down at various asset levels to 0.425% of the portion of daily net assets exceeding $3 billion.

    Both Global Convertible and Convertible Trust have adopted distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to such Plans, each of Convertible Trust and Global Convertible pays to Dean Witter Distributors Inc. (the "Distributor") a fee, which is accrued daily and payable monthly, at the annual rate of 1% of the lesser of (a) the average daily aggregate gross sales of such fund's shares since its inception (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of such fund's shares redeemed since its inception upon which a contingent deferred sales charge ("CDSC") has been imposed or waived; or (b) the average daily net assets of the fund. These fees compensate the Distributor for the services provided and the expenses borne by the Distributor and others in distribution of such fund's shares. The Distributor also receives the proceeds of any CDSC. For the treatment of excess distribution expenses, see "The Reorganization -- Amendment to Convertible Trust's Plan of Distribution Under Rule 12b-1."

    OTHER SIGNIFICANT FEES. Both Global Convertible and Convertible Trust pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such other expenses.

    PURCHASES, EXCHANGES AND REDEMPTIONS. Convertible Trust and Global Convertible each continuously issue their shares to investors at a price equal to net asset value at the time of such issuance. However, redemptions and/ or repurchases are subject in most circumstances to a CDSC, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge is paid to the Distributor. Shares of Convertible Trust and Global Convertible are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR") and other dealers who have entered into selected dealer agreements with the Distributor.

    Each of Global Convertible and Convertible Trust makes available to its shareholders exchange privileges allowing exchange of shares for shares of certain other funds. Shares of Global Convertible may be exchanged for shares of any of the four other TCW/DW Funds sold with a CDSC as well as shares of TCW/DW North American Government Income Trust, TCW/DW Income and Growth Fund and TCW/DW Balanced Fund and shares of five Dean Witter funds which are money market funds (for which InterCapital serves as investment adviser).

    After the Reorganization, former Global Convertible shareholders will have access to the wider variety of exchange options available to the Dean Witter family of funds, but will no longer be able to exchange into funds within the TCW/DW family of funds. Convertible Trust shares may be exchanged for shares of any of the 30 other funds advised by InterCapital sold with a CDSC, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund and five Dean Witter money market funds. In addition, shares of Convertible Trust may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of Convertible Trust, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a fund sold subject to a CDSC, acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged), are not subject to any CDSC upon their redemption. Both Global Convertible and Convertible Trust provide telephone exchange privileges to their shareholders.

    Shareholders of Global Convertible and Convertible Trust may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. For purposes of calculation of the CDSC applicable to future redemptions, the holding period of such Convertible Trust Shares received by each Global Convertible shareholder will include the period during which the Global Convertible shares exchanged therefor were held by such shareholder. Both Global Convertible and Convertible Trust offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Global Convertible and Convertible Trust may redeem involuntarily, at net asset value, most accounts valued at less than $100.

    For a more detailed discussion of purchasing, exchanging and redeeming Convertible Trust shares, see "Purchase of Fund Shares," "Shareholder Services" and "Redemptions and Repurchases" in Convertible Trust's current Prospectus.

    DIVIDENDS. Dividends from both Global Convertible's and Convertible Trust's anticipated net investment income are declared and paid quarterly and net short-term capital gains and long-term capital gains distributions, if any, are paid at least annually. Dividends and capital gains distributions of both Global Convertible and Convertible Trust are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash.

                             PRINCIPAL RISK FACTORS

    The net asset value of Convertible Trust's and Global Convertible's shares will fluctuate with changes in the market value of their respective portfolio securities and because both Global Convertible and Convertible Trust invest primarily in convertible securities, the risks of investment in both funds are similar. The principal difference between the two funds is that Global Convertible may invest without limitation in foreign securities and under normal circumstances, invests in at least three different countries. By contrast, the focus of Convertible Trust is U.S. securities and it may invest only 10% of its assets in foreign securities.

    Accordingly, the investment performance of Global Convertible is affected to a much greater extent than that of Convertible Trust by the movements in prices of securities of issuers located outside the U.S. and by the risk factors applicable to foreign securities. Investments in foreign securities may be affected by changes in currency rates or exchange control regulations; changes in governmental administration or economic or monetary policy; or changed circumstances in dealings between nations. In addition, foreign securities, particularly securities of issuers located in emerging market or developing countries, may be subject to a greater degree of risk arising from possible economic, political and social instability, insufficient market liquidity, lack of a comprehensive regulatory scheme or inadequate available information.

    In addition, Global Convertible is a non-diversified investment company under the 1940 Act, whereas Convertible Trust is a diversified investment company. As a result, Global Convertible may invest a higher percentage of its assets in a more limited number of issuers than Convertible Trust.

    Also, Global Convertible may not invest in any security rated lower than B by Moody's or S&P or in unrated securities of equivalent quality, whereas Convertible Trust does not have any minimum quality rating for its investments.

                               THE REORGANIZATION

THE PROPOSAL

    The Board of Trustees of Global Convertible, including the Trustees who are not "interested persons" of Global Convertible, having reviewed Global Convertible's financial position and its prospects for future growth, and determined that the Reorganization is in the best interests of Global Convertible and its shareholders and that the interests of Global Convertible's shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Global Convertible shareholders. The Board believes that a combination of Global Convertible with Convertible Trust is consistent with Global Convertible's stated investment objective.

    Upon commencement of operations on October 31, 1994, the Board of Global Convertible, TCW and DWSC anticipated that it would take a period of time for Global Convertible to attract sufficient assets to become a viable fund able to bear the expenses of its operations. In order to facilitate the start-up phase, InterCapital agreed to assume all operating expenses (except for any 12b-1 and/or brokerage fees), and DWSC and TCW agreed to waive their compensation as manager and adviser, respectively, until such time as the fund had $50 million of net assets or six months from the date of commencement of operations, whichever occurred first. At the end of four months, when the fund had not grown as expected, each of the service providers named above agreed to continue to absorb expenses and waive fees as stated until the earlier of August 23, 1995 and the date on which the fund attained $50 million of net assets. After such date, it was intended that Global Convertible would bear all its fees and expenses. Global Convertible's sales have remained below expectations and as of August 23, 1995 net assets were only $18,572,813. InterCapital, DWSC, TCW and the Distributor (collectively, "Management") believe it is unlikely that Global Convertible will experience material growth in assets in the foreseeable future. Because of the inefficiencies, higher costs and disadvantageous economies of scale attendant with Global Convertible's small asset base, Management has concluded that it would be in the best interests of the fund and its shareholders to combine the fund's assets with those of a substantially larger investment company advised by InterCapital that, like Global Convertible, invests primarily in convertible securities.

THE BOARD'S CONSIDERATION

    At a meeting held on August 24, 1995, the Board unanimously adopted, and voted to recommend to the shareholders of Global Convertible that they approve, the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Global Convertible and Convertible Trust, Global Convertible's prospects for future growth and the impact on Global Convertible shareholders if Global Convertible was not reorganized or was liquidated. The Board also considered other factors, including, but not limited to: the investment expertise of InterCapital in the area of convertible securities; the comparative investment performance and past growth in assets of Global Convertible and Convertible Trust; the compatibility of the investment objectives, policies, restrictions and portfolios of Global Convertible and Convertible Trust; the terms and conditions of the Reorganization which would affect the price of Shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Global Convertible and Convertible Trust in connection with the Reorganization.

    In  recommending   the  Reorganization   to  the   shareholders  of   Global
Convertible, the Board considered that the Reorganization would have the following benefits for shareholders of Global Convertible:

        1. The expenses borne by shareholders of the combined funds should be lower on a percentage basis than the actual expenses per share of Global Convertible assuming Global Convertible bears all such expenses (I.E., without regard to the assumption of expenses and waivers by service providers described above). In part, this is because the rate of the investment management fee payable by Convertible Trust is lower than the combined investment management and advisory fees currently paid by Global Convertible. See "Synopsis -- Comparison of Global Convertible and Convertible Trust -- Investment Management and Distribution Plan Fees" above. Furthermore, to the extent that the Reorganization would result in Global Convertible shareholders becoming shareholders of a larger fund, various fixed and relatively fixed expenses (E.G., auditing and legal) can be spread over a larger number of shares. In this regard, the Board noted that Global Convertible's expense ratio, assuming it had borne all of its expenses other than those above the mandatory expense limitations, for its fiscal year ended June 30, 1995 (annualized, based on eight months of operations since inception) was 3.50%, whereas the expense ratio for Convertible Trust was 1.93% (based on the twelve months ended September 30, 1994).

        2. Shareholders would have a continued participation in the equity and fixed-income markets through investment in Convertible Trust, which has a similar investment objective and similar investment restrictions to those of Global Convertible, without having to sell their shares. Due to the open-end structure of Convertible Trust, shareholders will have the option of redeeming their Convertible Trust Shares at net asset value on any business day, subject to any applicable CDSC, as provided in Convertible Trust's prospectus. Convertible Trust's CDSC is no higher than Global Convertible's and shareholders will receive the benefit of the period during which they held the Global Convertible shares which are converted to shares of Convertible Trust in the Reorganization, in calculating the appropriate CDSC upon redemption.

        3. Shareholders of Global Convertible will be able to purchase shares of Convertible Trust at net asset value and pursue similar investment goals in a larger and more economically viable fund.

        4. Global Convertible's shareholders would retain the capabilities and resources of InterCapital and its affiliates in the areas of operations management, distribution, shareholder servicing and marketing. The shareholders would benefit from the continuity of having InterCapital provide such services after the Reorganization and also would continue to receive high quality investment advisory services if Global Convertible's assets are managed by InterCapital, an experienced investment adviser.

        5. The Reorganization would enable Global Convertible's shareholders to enjoy an expanded range of mutual fund investment options. The Dean Witter Funds complex includes 40 mutual fund portfolios which will be available for exchange by Global Convertible shareholders that receive Convertible Trust Shares in the Reorganization.

        6. The Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and no gain or loss will be recognized by Global Convertible or its shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

    The Board of Trustees of Convertible Trust, including a majority of such trustees who are not "interested persons" of Convertible Trust, have also determined that the Reorganization is in the best interests of Convertible Trust and that the interests of existing shareholders of Convertible Trust will not be diluted as a result thereof. The transaction will enable Convertible Trust to acquire investment securities which are consistent with Convertible Trust's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Furthermore, the addition of Global Convertible's assets to Convertible Trust's portfolio is expected to result in economies of scale described above.

THE REORGANIZATION AGREEMENT

    The terms and conditions under which the Reorganization would be consummated are set forth in the Reorganization Agreement and are summarized below. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

    The Reorganization Agreement provides that (i) Global Convertible will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Global Convertible as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date and for expenses of the dissolution), cash equivalents and receivables to Convertible Trust on the Closing Date in exchange for the assumption by Convertible Trust of Global Convertible's stated liabilities, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Global Convertible prepared by the Treasurer of Global Convertible as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of Convertible Trust Shares, (ii) such Convertible Trust Shares will be distributed to the shareholders of Global Convertible on the Closing Date or as soon as practicable thereafter, (iii) Global Convertible will be dissolved and (iv) the outstanding shares of Global Convertible will be canceled.

    For technical reasons, certain of Global Convertible's existing investment limitations may be deemed to preclude Global Convertible from consummating the Reorganization to the extent that the Reorganization would involve Global Convertible holding all of its assets as shares of Convertible Trust until such shares are distributed to Global Convertible's shareholders. By approving the Reorganization Agreement, Global Convertible's shareholders will be deemed to have agreed to waive each of these limitations. It is anticipated that the distribution of the Convertible Trust Shares to Global Convertible's
shareholders will occur on the Closing Date or as soon as practicable thereafter.

    The number of Convertible Trust Shares to be delivered to Global Convertible will be determined by dividing the value of Global Convertible assets acquired by Convertible Trust (net of stated liabilities assumed by Convertible Trust) by the net asset value of a Convertible Trust Share; these values will be calculated as of the close of business of the New York Stock Exchange on the fifth business day following the receipt of the requisite approval by the shareholders of Global Convertible of the Reorganization Agreement or at such other time as Global Convertible and Convertible Trust may agree (the "Valuation Date"). As an illustration, if on the Valuation Date Global Convertible were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to Convertible Trust would be $100,000. If the net asset value per share of Convertible Trust were $10 per share at the close of business on the Valuation Date, the number of shares to be issued would be 10,000 ($100,000 DIVIDED BY $10). These 10,000 shares of Convertible Trust would be distributed to the former shareholders of Global Convertible. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

    On the Closing Date or as soon as practicable thereafter, Global Convertible will distribute pro rata to its shareholders of record as of the close of business on the Valuation Date ("Global Convertible Shareholders"), the Convertible Trust Shares it receives. Convertible Trust will cause its transfer agent to credit and confirm an appropriate number of Convertible Trust Shares to each Global Convertible Shareholder. Certificates for Convertible Trust Shares will be issued upon written request of a Global Convertible Shareholder but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Convertible Trust. Such shareholders  who wish certificates representing  their Convertible Trust Shares must, after receipt of their confirmations, make a written request to Convertible Trust's transfer agent, Dean Witter Trust Company, Harborside Financial Center, Jersey City, New Jersey 07311. Global Convertible Shareholders holding certificates representing their shares will not be required to surrender their certificates in connection with the Reorganization. However, such shareholders will have to surrender such certificates (or provide indemnities reasonably acceptable to Convertible Trust in respect of lost certificates) in order to receive certificates representing Convertible Trust Shares or to redeem, transfer or exchange the Convertible Trust Shares received.

    The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the shareholders of Global Convertible and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Global Convertible or Convertible Trust. In addition, consummation of the Reorganization is contingent upon the approval of the Amendment by Convertible Trust's shareholders. See "The Reorganization -- Amendment to Convertible Trust's Plan of Distribution Under Rule 12b-1" below. The Reorganization Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting which would detrimentally affect the value of the shares of Convertible Trust to be distributed. Global Convertible and Convertible Trust will bear all of their respective expenses associated with the Reorganization, other than expenses associated with the costs of soliciting approval of the Amendment by Convertible Trust's shareholders. Management estimates that such expenses associated with the Reorganization to be borne by Global Convertible will not exceed $79,500.

    The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Global Convertible's shareholders, by mutual consent of Global Convertible and Convertible Trust. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by February 29, 1996, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

    Under the Reorganization Agreement, within one year after the Closing Date, Global Convertible shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to Global Convertible Shareholders. Global Convertible shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Convertible Trust to shareholders of record of Global Convertible.

    The effect of the Reorganization is that shareholders of Global Convertible who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Global Convertible (at net asset value on the Valuation Date calculated after subtracting the Cash Reserve) and reinvest the proceeds in Convertible Trust Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Global Convertible recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carry forwards, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as capital gain.

    Shareholders of Global Convertible will continue to be able to redeem their shares at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Global Convertible thereafter will be treated as requests for redemption of shares of Convertible Trust.

AMENDMENT TO CONVERTIBLE TRUST'S PLAN OF DISTRIBUTION UNDER RULE 12B-1

    In any given year, the Distributor may incur expenses in distributing shares of Convertible Trust and Global Convertible, respectively, which may be in excess of the total of payments pursuant to the Plans and the proceeds of CDSC's paid by investors upon the redemption of shares. In connection with the Reorganization, the excess distribution charges of Global Convertible will be combined with the excess distribution charges of Convertible Trust and reflected in reports provided to Convertible Trust's Board of Trustees in its annual review of management and distribution arrangements. Convertible Trust shareholders are being solicited separately to approve the Amendment to authorize explicitly payments of expenses associated with distribution of shares of an acquired fund (including Global Convertible).

    As of June 30, 1995, Global Convertible's and Convertible Trust's respective excess distribution charges amounted to $1,399,716 and $66,091,968, representing 7.42% and 36.82% of Global Convertible's and Convertible Trust's respective net assets. If the Reorganization had occurred on that date, the combined fund's total excess distribution charges would have been $67,491,684 (or 34.0% of combined pro forma assets of $198,269,345). The Board of Trustees of Convertible Trust is of the view that reports of excess distribution charges will serve as a useful reminder of the Distributor's unreimbursed distribution expenses which the Trustees may accord such weight as they deem appropriate in making their annual determination as to whether to continue Convertible Trust's 12b-1 Plan.

    Paragraph 2 of Convertible Trust's current Plan sets forth the purposes for which payments may be made under its Plan. That paragraph provides that:

    "The amount set forth in paragraph 1 of this Plan shall be paid for services of the Distributor, DWR, its affiliates and other broker-dealers it may select in connection with the distribution of the Fund's shares, including personal services to shareholders with respect to their holdings of Fund shares..."

    Convertible Trust has been advised by counsel that its Plan, as currently in effect, authorizes the proposed treatment of excess distribution expenses. Nevertheless, approval of the Amendment by Convertible Trust's shareholders is being solicited to authorize explicitly payments with respect to expenses associated with the distribution of shares of an acquired fund (including Global Convertible). Specifically, the Amendment would add the following sentence to paragraph 2 of Convertible Trust's Plan:

    "Payments may also be made with respect to distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to their holdings of shares, of an investment company whose assets are acquired by [Convertible Trust] in a tax-free reorganization."

    Adoption of the Amendment will have no immediate implications for Convertible Trust. Payments under the Plan would continue to be made at the annual rates specified in the Plan. While the Distributor may hope to recover its excess distribution expenses over an extended period of time, Convertible Trust will not be obligated to assure that such amounts are recouped by the Distributor. These charges do not currently appear as an expense or liability on the books of Global Convertible nor will they so appear on the books of Convertible Trust subsequent to the Reorganization. They do not enter into the calculation of net asset value and do not enter into the formula for calculation of 12b-1 fees. In the event of termination or non-continuance of Convertible Trust's 12b-1 Plan, Convertible Trust is not legally committed, and is not required to commit, to the payment of those charges upon termination or non-continuation of the Plan. Convertible Trust's Board has not made any determination as to whether it would be appropriate for Convertible Trust to pay amounts attributable to expenses associated with the distribution of Global Convertible's shares. Rather, Convertible Trust's Board has taken the position that, in the event Convertible Trust's 12b-1 Plan is terminated or not continued for any reason, the Board will determine at that time how the excess distribution charges will be treated. The Amendment would simply make it clear that (i) excess distribution expenses associated with Global Convertible may appropriately be reflected in reports provided to Convertible Trust's Board of Trustees and (ii) Convertible Trust is authorized to pay the expenses of the Distributor incurred in distribution of shares of Global Convertible to the extent its Trustees determine it appropriate to do so.

    Although approval or consent of Convertible Trust shareholders of the Reorganization Agreement is not required for the Reorganization and is not being solicited, Convertible Trust shareholders are being solicited separately to approve the Amendment. Consummation of the Reorganization is conditioned upon such approval by a "majority of the voting securities" of Convertible Trust, as defined in the 1940 Act (I.E., the affirmative vote of the lesser of (a) 67% or more of the shares of Convertible Trust present at the Convertible Trust Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of Convertible Trust's outstanding shares).

TAX ASPECTS OF THE REORGANIZATION

    At least one but not more than 20 business days prior to the Valuation Date, Global Convertible will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Global Convertible's shareholders all of Global Convertible's investment company taxable income for all periods since inception of Global Convertible through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Global Convertible's net capital gain, if any, realized in such periods (after reduction for any capital loss carry-forward).

    The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Global Convertible and Convertible Trust have represented that, to their best knowledge, there is no plan or intention by Global Convertible shareholders to redeem, sell, exchange or otherwise dispose of a number of Convertible Trust Shares received in the transaction that would reduce Global Convertible shareholders' ownership of Convertible Trust Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Global Convertible shares as of the same date. Global Convertible and Convertible Trust have each further represented that, as of the Closing Date, Global Convertible and Convertible Trust will qualify as regulated investment companies.

    As a condition to the Reorganization, Global Convertible and Convertible Trust will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by Global Convertible and Convertible Trust:

        1. The transfer of substantially all of Global Convertible's assets in exchange for the Convertible Trust Shares and the assumption by Convertible Trust of certain stated liabilities of Global Convertible followed by the distribution by Global Convertible of the Convertible Trust Shares to Global Convertible Shareholders in
    exchange for their Global Convertible shares will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Global Convertible and Convertible Trust will each be a "party to a reorganization" within the meaning of Section 368 (b) of the Code;

        2. No gain or loss will be recognized by the Convertible Trust upon the receipt of the assets of Global Convertible solely in exchange for the Convertible Trust Shares and the assumption by Convertible Trust of the stated liabilities of Global Convertible;

        3. No gain or loss will be recognized by Global Convertible upon the transfer of the assets of Global Convertible to Convertible Trust in exchange for the Convertible Trust Shares and the assumption by Convertible Trust of the stated liabilities or upon the distribution of Convertible Trust Shares to Global Convertible's shareholders in exchange for their Global Convertible shares;

        4. No gain or loss will be recognized by the shareholders of Global Convertible upon the exchange of the shares of Global Convertible for the Convertible Trust Shares;

        5. The aggregate tax basis for the Convertible Trust Shares received by each of Global Convertible's shareholders pursuant to the reorganization will be the same as the aggregate tax basis of the shares in Global Convertible held by each such shareholder of Global Convertible immediately prior to the reorganization;

        6. The holding period of the Convertible Trust Shares to be received by each shareholder of Global Convertible will include the period during which the shares in Global Convertible surrendered in exchange therefor were held (provided such shares in Global Convertible were held as capital assets on the date of the Reorganization);

        7. The tax basis of the assets of Global Convertible acquired by Convertible Trust will be the same as the tax basis of such assets to Global Convertible immediately prior to the Reorganization; and

        8. The holding period of the assets of Global Convertible in the hands of Convertible Trust will include the period during which those assets were held by Global Convertible.

    The Reorganization will be treated as a "change in ownership" under Section 382 of the Code. It is not anticipated that any resulting limitations on the use of any capital loss carryovers of Global Convertible will be material. In addition, the economic benefit of any capital loss carryovers of Global Convertible would be available to shareholders of the combined entity with a resulting benefit to Convertible Trust shareholders. It is not anticipated that any such benefit will be material.

    SHAREHOLDERS OF GLOBAL CONVERTIBLE SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS OF GLOBAL CONVERTIBLE SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

    Shares of Convertible Trust to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Convertible Trust and transferable without restrictions and will have no preemptive or conversion rights.

CAPITALIZATION TABLE (UNAUDITED)

    The following table sets forth the capitalization of Convertible Trust and Global Convertible as of June 30, 1995 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                                                               NET ASSET
                                                                                                   SHARES      VALUE PER
                                                                                  NET ASSETS    OUTSTANDING      SHARE
                                                                                --------------  ------------  -----------
Convertible Securities........................................................  $  179,395,969    16,178,700   $   11.09
Global Convertible............................................................  $   18,873,376     1,787,684   $   10.56
As the Surviving Fund (Pro Forma Combined)....................................  $  198,269,345    17,880,537   $   11.09

APPRAISAL RIGHTS

    Shareholders of Global Convertible will have no appraisal rights in connection with the Reorganization.

         COMPARISON OF INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

    Global Convertible and Convertible Trust have an identical investment objective, which is to seek a high level of total return through a combination of capital appreciation and current income. The principal difference between the two funds is that Global Convertible, under normal circumstances, invests in convertible securities of issuers located in at least three countries, one of which is the United States, and at all times invests at least 25% of its total assets in securities of U.S. issuers. In addition, Global Convertible may invest more than 25% of its total assets in securities of issuers located in Japan. Convertible Trust may invest only up to 10% of its total assets in foreign securities (other than securities of Canadian issuers registered under the 1934 Act or ADRs, on which there is no such limit). In addition, Global Convertible is a non-diversified investment company, within the meaning of the 1940 Act, whereas Convertible Trust is a diversified investment company. A non-diversified investment company may invest a greater portion of its assets in the securities of a single issuer than a diversified investment company. To the extent that a relatively high percentage of a non-diversified fund's assets may be invested in the securities of a limited number of issuers, such fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

    Global Convertible seeks to achieve its investment objective by investing at least 65% of its total assets in convertible securities of domestic and foreign issuers rated B or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, determined to be of comparable quality. Convertible Trust seeks to achieve its investment objective by investing at least 65% of its total assets principally in "convertible securities," that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. Convertible Trust does not have any minimum quality rating standard for its investments and may invest in fixed-income securities in default on payments of interest or principal.

    Each fund may invest up to 35% of its total assets in any combination and quantity of common stock, nonconvertible preferred stock, nonconvertible corporate debt securities, options on debt and equity securities, financial futures contracts and related options thereon and money market instruments. Both Convertible Trust and Global Convertible may invest part or all of their respective assets in money market instruments to maintain temporarily a "defensive" posture when, in the opinion of the investment adviser, it is advisable to do so because of market conditions.

    Global Convertible may, for purposes of generating income or capital appreciation, write covered call options on securities and currencies without limit and covered put options on obligations having an aggregate value not to exceed 50% of net assets. Convertible Trust may write covered call options up to 20% of its total assets for purposes of generating income or capital appreciation and may write covered put options without limit. Global Convertible may purchase put and call options on securities, currencies and stock indexes in amounts up to 5% of its total assets to close out opposite option positions or to protect against adverse price movements. Convertible Trust has a similar policy except that it may enter into options transactions only on U.S. Treasury and equity securities.

    Convertible Trust may purchase and sell U.S. exchange-traded financial futures contracts for hedging purposes only. Global Convertible may purchase and sell U.S. and foreign exchange-traded futures contracts on financial instruments, foreign currencies or securities indexes, for hedging purposes. Both funds may purchase and sell options on eligible futures contracts for holding purposes or to close out an opposite position. In addition, consistent with its policies with respect to its investments abroad, Global Convertible may enter into forward foreign currency exchange contracts as a hedge against fluctuations in foreign exchange rates.

    Both Convertible Trust and Global Convertible may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis. Both funds may invest in warrants and stock rights attached to other portfolio securities without limit and may invest up to 5% of its net assets in other warrants. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, during a specific period, and have no voting or other rights with respect to the corporation issuing them and pay no dividends. Both funds may enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements. Both funds may invest up to 5% of their total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

    The investment policies of both Global Convertible and Convertible Trust are not fundamental and may be changed by their respective Boards of Trustees. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies see "Investment Objective and Policies" in each fund's respective Prospectus and "Investment Practices and Policies" in each fund's respective Statement of Additional Information.

INVESTMENT RESTRICTIONS

    The investment restrictions adopted by Global Convertible and Convertible Trust as fundamental policies are substantially similar and are summarized under the caption "Investment Restrictions" in their respective Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of a majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows. Convertible Trust may not, as a matter of fundamental policy, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities")), whereas Global Convertible is subject to a similar non-fundamental limitation only with respect to 50% of its assets. Convertible Trust may not, as a matter of fundamental policy, purchase more than 10% of all outstanding voting securities of any one issuer, whereas Global Convertible is subject to a similar non-fundamental limitation only with respect to 75% of its assets. Global Convertible may not, as a matter of fundamental policy, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operations (other than U.S. Government securities), whereas Convertible Trust has no similar limitation. While both funds are prohibited from making short sales, Convertible Trust has an exception for short sales "against-the-box." In addition, the restriction against purchasing more than 10% of the voting securities of any one issuer is applied by Global Convertible only with respect to 75% of Global Convertible's total assets. Finally, Convertible Trust, as a matter of fundamental policy, may not invest in securities of any issuer if, to the knowledge of such fund, any officer, or trustee/director of the fund or of the Investment Manager, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer, whereas Global Convertible is subject to such limitation on a non-fundamental basis.

                ADDITIONAL INFORMATION ABOUT GLOBAL CONVERTIBLE
                             AND CONVERTIBLE TRUST

GENERAL

    For a discussion of the organization and operation of Convertible Trust and Global Convertible, see "The Fund and its Management", "Investment Objective and Policies", "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective prospectuses.

FINANCIAL INFORMATION

    For certain financial information about Convertible Trust and Global Convertible, see "Financial Highlights" and "Performance Information" in their respective prospectuses.

MANAGEMENT

    For information about Convertible Trust's and Global Convertible's Board of Trustees, investment manager and distributor, see "The Fund and its Management" and "Investment Objective and Policies" in, and the back cover of, their respective prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

    For a description of the nature and most significant attributes of shares of Global Convertible and Convertible Trust, and information regarding shareholder inquiries, see "Additional Information" in their respective prospectuses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    For  a discussion of  Convertible Trust's and  Global Convertible's policies
with  respect   to  dividends,   distributions   and  taxes,   see   "Dividends,
Distributions and Taxes" in their respective prospectuses.

PURCHASES, REPURCHASES AND REDEMPTIONS

    For a discussion of how Convertible Trust's and Global Convertible's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares", "Shareholder Services" and "Redemption and Repurchases" in their respective prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

    For management's discussion of Convertible Trust's performance during its fiscal year ended September 30, 1995, see Convertible Trust's Annual Report for such fiscal year ended September 30, 1995 accompanying this Proxy Statement and Prospectus and incorporated herein by reference. For management's discussion of Global Convertible's performance, see its Annual Report for its fiscal year ended June 30, 1995, which is incorporated herein by reference. Such Reports are available without charge, as noted under "Available Information" below.

                        FINANCIAL STATEMENTS AND EXPERTS

    The financial statements of Convertible Trust and Global Convertible incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy

Statement and Prospectus forms a part have been audited by Price Waterhouse LLP, independent accountants, for the periods indicated in its respective reports thereon. Such financial statements have been incorporated by reference in reliance upon such reports given upon the authority of Price Waterhouse LLP as experts in accounting and auditing.

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of shares of Convertible Trust will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.

                             AVAILABLE INFORMATION

    Additional information about Global Convertible and Convertible Trust is available, as applicable, in the following documents which are incorporated herein by reference: (i) Convertible Trust's Prospectus dated November 22, 1994, accompanying this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 10 to Convertible Trust's Registration Statement on Form N-1A (File Nos. 2-97963; 811-4310); (ii) Convertible Trust's Annual Report for its fiscal year ended September 30, 1995 accompanying this Proxy Statement and Prospectus; (iii) Global Convertible's Prospectus dated August 28, 1995, which Prospectus forms a part of Post-Effective Amendment No. 2 to Global Convertible's Registration Statement on Form N-1A (File Nos. 33-81210; 811-8610); and (iv) Global Convertible's Annual Report for the eight months (since inception) ended June 30, 1995. The foregoing documents may be obtained without charge upon request from Adrienne Ryan Pinto at Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-869-6397) (toll-free).

    Global Convertible and Convertible Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Global Convertible and Convertible Trust which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

    Management of Global Convertible knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Trustees,
                                          Sheldon Curtis,
                                          SECRETARY

October 25, 1995

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 24th day of August, 1995, by and between TCW/DW GLOBAL CONVERTIBLE TRUST, a Massachusetts business trust ("Global Convertible") and DEAN WITTER CONVERTIBLE SECURITIES TRUST, a Massachusetts business trust ("Convertible Trust").

    This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a) (1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Convertible Trust of substantially all of the assets of Global Convertible in exchange for the assumption by Convertible Trust of all stated liabilities of Global Convertible and the issuance by Convertible Trust of shares of beneficial interest, par value $0.01 per share ("Convertible Trust Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Global Convertible in liquidation of Global Convertible as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  THE REORGANIZATION AND LIQUIDATION OF GLOBAL CONVERTIBLE

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Global Convertible agrees to assign, deliver and otherwise transfer the Global Convertible Assets (as defined in paragraph 1.2) to Convertible Trust and Convertible Trust agrees in exchange therefor to assume all stated liabilities of Global Convertible on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Global Convertible the number of Convertible Trust Shares, including fractional
Convertible Trust Shares, determined by dividing the value of the Global Convertible Assets, net of such stated liabilities, computed as of the Valuation Date (as defined in paragraph 2.1) in the manner set forth in paragraph 2.1, by the net asset value of a Convertible Trust Share, computed at the time and date and in the manner set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

    1.2 (a) The "Global Convertible Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Global Convertible, and any deferred or prepaid expenses shown as an asset on Global Convertible's books on the Valuation Date.

        (b) On or prior to the Valuation Date, Global Convertible will provide Convertible Trust with a list of all of Global Convertible's assets to be assigned, delivered and otherwise transferred to Convertible Trust and of the stated liabilities to be assumed by Convertible Trust pursuant to this Agreement. Global Convertible reserves the right to sell any of the securities on such list but will not, without the prior approval of Convertible Trust, acquire any additional securities other than securities of the type in which Convertible Trust is permitted to invest and in amounts agreed to in writing by Convertible Trust. Convertible Trust will, within a reasonable time prior to the Valuation Date, furnish Global Convertible with a statement of Convertible Trust's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Convertible Trust's investment objective, policies and restrictions. In the event that Global Convertible holds any investments that Convertible Trust is not permitted to hold, Global Convertible will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Global Convertible and Convertible Trust, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Convertible Trust with respect to such investments (including, among others, percentage limitations necessary to satisfy the diversification requirements of the Code), Global Convertible if requested by Convertible Trust will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

    1.3 (a) Global Convertible will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Convertible Trust will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Global Convertible prepared by the Treasurer of Global Convertible as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

        (b) On the Valuation Date, Global Convertible may establish a cash reserve, which shall not exceed 5% of Global Convertible's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Global Convertible and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

    1.4 In order for Global Convertible to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Global Convertible will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

    1.5   On the  Closing Date  or  as soon  as practicable  thereafter,  Global
Convertible will distribute Convertible Trust Shares received by Global Convertible pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Global
Convertible Shareholders"). Such distribution will be accomplished by an instruction, signed by Global Convertible's Secretary, to transfer Convertible Trust Shares then credited to Global Convertible's account on the books of Convertible Trust to open accounts on the books of Convertible Trust in the names of the Global Convertible Shareholders and representing the respective pro rata number of Convertible Trust Shares due such Global Convertible
Shareholders. All issued and outstanding shares of Global Convertible simultaneously will be canceled on Global Convertible's books; however, share certificates representing interests in Global Convertible will represent a number of Convertible Trust Shares after the Closing Date as determined in accordance with paragraph 2.3. Convertible Trust will issue certificates representing Convertible Trust Shares in connection with such exchange only upon the written request of a Global Convertible Shareholder.

    1.6 Ownership of Convertible Trust Shares will be shown on the books of Convertible Trust's transfer agent. Convertible Trust Shares will be issued in the manner described in Convertible Trust's current Prospectus and Statement of Additional Information.

    1.7 Any transfer taxes payable upon issuance of Convertible Trust Shares in a name other than the registered holder of Convertible Trust Shares on Global Convertible's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Convertible Trust Shares are to be issued and transferred.

    1.8 Any reporting responsibility of Global Convertible is and shall remain the responsibility of Global Convertible up to and including the date on which Global Convertible is dissolved and deregistered pursuant to paragraph 1.9.

    1.9 Within one year after the Closing Date, Global Convertible shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Global Convertible as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). Global Convertible shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

    1.10 Copies of all books and records maintained on behalf of Global Convertible in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Convertible Trust or their designee and Convertible Trust or its designee shall comply with applicable record retention requirements to which Global Convertible is subject under the 1940 Act.

2.  VALUATION

    2.1 The value of the Global Convertible Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the 5th business day following the receipt of the requisite approval by shareholders of Global Convertible of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Convertible Trust's then current Prospectus and Statement of Additional Information.

    2.2 The net asset value of a Convertible Trust Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Convertible Trust's then current Prospectus and Statement of Additional Information.

    2.3 The number of Convertible Trust Shares (including fractional shares, if any) to be issued hereunder shall be determined by dividing the value of the Global Convertible Assets, net of the liabilities of Global Convertible assumed by Convertible Trust pursuant to paragraph 1.1, determined in accordance with paragraph 2.1, by the net asset value of a Convertible Trust Share determined in accordance with paragraph 2.2.

    2.4 All computations of value shall be made by Dean Witter Services Company ("Services") in accordance with its regular practice in pricing Convertible Trust. Convertible Trust shall cause Services to deliver a copy of its valuation report at the Closing.

3.  CLOSING AND CLOSING DATE

    3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

    3.2 Portfolio securities held by Global Convertible and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Convertible Trust, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Global Convertible to the Custodian for the account of Convertible Trust on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Dean Witter Convertible Securities Trust."

    3.3   In the  event that  on  the Valuation  Date, (a)  the New  York  Stock
Exchange  shall be closed to  trading or trading thereon  shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Convertible Trust and Global Convertible, accurate appraisal of the value of the net assets of Convertible Trust or the Global Convertible Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

    3.4 If requested, Global Convertible shall deliver to Convertible Trust or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Global Convertible Shareholders and the number and percentage ownership of outstanding Global Convertible shares owned by each such Global Convertible Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Global Convertible Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Convertible Trust shall issue and deliver to such Secretary a confirmation evidencing delivery of Convertible Trust Shares to be credited on the Closing Date to Global Convertible or provide evidence satisfactory to Global Convertible that such Convertible Trust Shares have been credited to Global Convertible's account on the books of Convertible Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.  COVENANTS OF CONVERTIBLE TRUST AND GLOBAL CONVERTIBLE

    4.1 Except as otherwise expressly provided herein with respect to Global Convertible, Convertible Trust and Global Convertible each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

    4.2 Convertible Trust will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Convertible Trust Shares ("Registration Statement"). Global Convertible will provide Convertible Trust with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Global Convertible will further provide Convertible Trust with such other information and documents relating to Convertible Trust as are reasonably necessary for the preparation of the Registration Statement.

    4.3 Global Convertible will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Global Convertible will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Convertible Trust will furnish Global Convertible with a currently effective prospectus relating to Convertible Trust Shares for inclusion in the Proxy Materials and with such other information relating to Convertible Trust as is reasonably necessary for the preparation of the Proxy Materials.

    4.4 Convertible Trust will call a special meeting of its shareholders to consider and act upon an amendment to its Plan of Distribution under Rule 12b-1 under the 1940 Act to authorize explicitly payments of expenses associated with distribution of shares of an acquired fund, including Global Convertible (the "Amendment"), and will take all other action necessary to obtain approval of the Amendment. Convertible Trust will prepare the notice of meeting, form of proxy and the proxy statement to be used in connection with such a meeting, provided that Global Convertible will furnish Convertible Trust with such information relating to Global Convertible's excess distribution expenses as is reasonably necessary for the preparation of such material.

    4.5 Global Convertible will assist Convertible Trust in obtaining such information as Convertible Trust reasonably requests concerning the beneficial ownership of Global Convertible shares.

    4.6 Subject to the provisions of this Agreement, Convertible Trust and Global Convertible will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    4.7 Global Convertible shall furnish or cause to be furnished to Convertible Trust within 30 days after the Closing Date a statement of Global Convertible's assets and liabilities as of the Closing Date, which statement shall be certified by Global Convertible's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Global Convertible shall furnish Convertible Trust, in such form as is reasonably satisfactory to Convertible Trust, a statement certified by Global Convertible's Treasurer of Global Convertible's earnings and profits for federal income tax purposes that will be carried over to Convertible Trust pursuant to Section 381 of the Code.

    4.8 As soon after the Closing Date as is reasonably practicable, Global Convertible (a) shall prepare and file all federal and other tax returns and reports of Global Convertible required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

    4.9 Convertible Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.  REPRESENTATIONS AND WARRANTIES

    5.1 Convertible Trust represents and warrants to Global Convertible as follows:

        (a) Convertible Trust is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

        (b) Convertible Trust is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

        (c) All of the issued and outstanding shares of beneficial interest of Convertible Trust have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Convertible Trust are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Convertible Trust is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

        (d) The current Prospectus and Statement of Additional Information of Convertible Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (e) Convertible Trust is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Convertible Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Convertible Trust is a party or by which it is bound;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Convertible Trust or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Convertible Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

        (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of Convertible Trust's most recent fiscal year-end, and for the year then ended, of Convertible Trust certified by Price Waterhouse LLP (copies of which have been furnished to Global Convertible), fairly present, in all materials respects, Convertible Trust's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Convertible Trust (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

        (h) All issued and outstanding Convertible Trust Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Convertible Trust's current Prospectus incorporated by reference in the Registration Statement. Convertible Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares:

        (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Convertible Trust, and this Agreement constitutes a valid and binding obligation of Convertible Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Convertible Trust's performance of this Agreement;

        (j) Convertible Trust Shares to be issued and delivered to Global Convertible, for the account of the Global Convertible Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Convertible Trust Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Convertible Trust's current Prospectus incorporated by reference in the Registration Statement:

        (k) All material Federal and other tax returns and reports of Convertible Trust required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Convertible Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

        (l) For each taxable year since its inception, Convertible Trust has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Convertible Trust to continue to meet the requirements of Subchapter M of the Code;

        (m) Since Convertible Trust's most recent fiscal year-end, there has been no change by Convertible Trust in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

        (n) The information furnished or to be furnished by Convertible Trust for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

        (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Convertible Trust) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

    5.2 Global Convertible represents and warrants to Convertible Trust as follows:

        (a) Global Convertible is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

        (b) Global Convertible is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

        (c) All of the issued and outstanding shares of beneficial interest of Global Convertible have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Global Convertible are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Global Convertible is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

        (d) The current Prospectus and Statement of Additional Information of Global Convertible conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (e) Global Convertible is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Global Convertible's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Global Convertible is a party or by which it is bound;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Global Convertible or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Global Convertible knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

        (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Global Convertible as of June 30, 1995 and for the year then ended, certified by Price Waterhouse LLP (copies of which have been or will be furnished to Convertible Trust) fairly present, in all material respects, Global Convertible's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Global Convertible (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

        (h) Global Convertible has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

        (i) All issued and outstanding shares of Global Convertible are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Global Convertible's current Prospectus incorporated by reference in the Registration Statement. Global Convertible does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Convertible Trust pursuant to paragraph 3.4;

        (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Global Convertible, and subject to the approval of Global Convertible's shareholders, this Agreement constitutes a valid and binding obligation of Global Convertible, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Global Convertible's performance of this Agreement;

        (k) All material federal and other tax returns and reports of Global Convertible required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Global
Convertible's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

        (l) For each taxable year since its inception, Global Convertible has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Global Convertible to continue to meet the requirements of Subchapter M of the Code;

        (m) At the Closing Date, Global Convertible will have good and valid title to the Global Convertible Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Global Convertible which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Convertible Trust will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

        (n) On the effective date of the Registration Statement, at the time of the meeting of Global Convertible's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Convertible Trust Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Global Convertible for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

        (o) Global Convertible will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

        (p) Global Convertible has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

        (q) Global Convertible is not acquiring Convertible Trust Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL CONVERTIBLE

    The obligations of Global Convertible to consummate the transactions provided for herein shall be subject, at its election, to the performance by Convertible Trust of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    6.1 All representations and warranties of Convertible Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2 Convertible Trust shall have delivered to Global Convertible a certificate of its President and Treasurer, in a form reasonably satisfactory to Global Convertible and dated as of the Closing Date, to the effect that the representations and warranties of Convertible Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Convertible shall reasonably request;

    6.3 Global Convertible shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Convertible Trust, dated as of the Closing Date, to the effect that:

        (a) Convertible Trust is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Convertible Trust is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Convertible Trust and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Global Convertible, is a valid and binding obligation of Convertible Trust enforceable against Convertible Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Convertible Trust Shares to be issued to Global Convertible Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and non-assessable (except as set forth under the caption "Additional Information" in Convertible Trust's Prospectus), and no shareholder of Convertible Trust has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Convertible Trust's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Convertible Trust of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees payable pursuant to Convertible Trust's 12b-1 plan of distribution from those described in the Prospectus and Statement of Additional Information of Convertible Trust dated November 22, 1994.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF CONVERTIBLE TRUST

    The obligations of Convertible Trust to complete the transactions provided for herein shall be subject, at its election, to the performance by Global Convertible of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1 All representations and warranties of Global Convertible contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2 Global Convertible shall have delivered to Convertible Trust at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Convertible Trust and dated as of the Closing Date, to the effect that the representations and warranties of Global Convertible made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Convertible Trust shall reasonably request;

    7.3 Global Convertible shall have delivered to Convertible Trust a statement of the Global Convertible Assets and its liabilities, together with a list of Global Convertible's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Global Convertible;

    7.4 Global Convertible shall have delivered to Convertible Trust at the Closing a letter from Price Waterhouse LLP dated the Closing Date stating that
(a) such firm has performed a limited review of the federal and state income tax returns of Global Convertible for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liabilities of Global Convertible for the periods covered thereby, (b) for the period from June 30, 1995 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all materials respects for the satisfaction of all federal, state and local tax liabilities for the period from June 30, 1995 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Global Convertible would not qualify as a regulated investment company for federal income tax purposes for any such year or period;

    7.5 Convertible Trust shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Global Convertible, dated as of the Closing Date to the effect that:

        (a) Global Convertible is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Global Convertible is a duly registered, open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Global Convertible and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Convertible Trust, is a valid and binding obligation of Global Convertible enforceable against Global Convertible in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Global Convertible's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Global Convertible of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    7.6 On the Closing Date, the Global Convertible Assets shall include no assets that Convertible Trust, by reason of Declaration of Trust limitations or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF CONVERTIBLE TRUST AND GLOBAL CONVERTIBLE

    The obligations of Global Convertible and Convertible Trust hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Global Convertible in accordance with the provisions of Global Convertible's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Convertible Trust;

    8.2 The Amendment shall have been approved by the affirmative vote of a "majority of the outstanding voting securities" of Convertible Trust, as such term is defined in the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to Global Convertible.

    8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.4 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including
"no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by Convertible Trust or Global Convertible to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Convertible Trust or Global Convertible;

    8.5 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.6 Global Convertible shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Global Convertible Shareholders all of Global Convertible's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

    8.7 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to Convertible Trust and Global Convertible, which opinion may be relied upon by the shareholders of Global Convertible, substantially to the effect that, for federal income tax purposes:

        (a) The transfer of substantially all of Global Convertible's assets in exchange for Convertible Trust Shares and the assumption by Convertible Trust of certain stated liabilities of Global Convertible followed by the distribution by Global Convertible of Convertible Trust Shares to the Global Convertible Shareholders in exchange for their Global Convertible shares will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Global Convertible and Convertible Trust will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by Convertible Trust upon the receipt of the assets of Global Convertible solely in exchange for Convertible Trust Shares and the assumption by Convertible Trust of the stated liabilities of Global Convertible;

        (c) No gain or loss will be recognized by Global Convertible upon the transfer of the assets of Global Convertible to Convertible Trust in exchange for Convertible Trust Shares and the assumption by Convertible Trust of the stated liabilities or upon the distribution of Convertible Trust Shares to the Global Convertible Shareholders in exchange for their Global Convertible shares;

        (d)    No gain  or loss  will  be recognized  by the  Global Convertible
    Shareholders upon the exchange of the Global Convertible shares for Convertible Trust Shares;

        (e) The aggregate tax basis for Convertible Trust Shares received by each Global Convertible Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Global Convertible Shares held by each such Global Convertible Shareholder immediately prior to the Reorganization;

        (f) The holding period of Convertible Trust Shares to be received by each Global Convertible Shareholder will include the period during which the Global Convertible Shares surrendered in exchange therefor were held (provided such Global Convertible Shares were held as capital assets on the date of the Reorganization);

        (g) The tax basis of the assets of Global Convertible acquired by Convertible Trust will be the same as the tax basis of such assets to Global Convertible immediately prior to the Reorganization; and

        (h) The holding period of the assets of Global Convertible in the hands of Convertible Trust will include the period during which those assets were held by Global Convertible.

    Notwithstanding anything herein to the contrary, neither Convertible Trust nor Global Convertible may waive the condition set forth in this paragraph 8.6.

9.  FEES AND EXPENSES

    9.1 (a) Convertible Trust shall bear its expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including legal, accounting and Commission registration fees and Blue Sky expenses. Global Convertible shall bear its expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

        (b) In the event the transactions contemplated herein are not consummated by reason of Global Convertible's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Global Convertible's obligations specified in this Agreement), Global Convertible's only obligation hereunder shall be to reimburse Convertible Trust for all reasonable out-of-pocket fees and expenses incurred by Convertible Trust in connection with those transactions.

        (c) In the event the transactions contemplated herein are not consummated by reason of Convertible Trust's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Convertible Trust's obligations specified in the Agreement), Convertible Trust's only obligation hereunder shall be to reimburse Global Convertible for all reasonable out-of-pocket fees and expenses incurred by Global Convertible in connection with those transactions.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1  This Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Global Convertible hereunder shall not survive the dissolution and complete liquidation of Global Convertible in accordance with Section 1.9.

11.  TERMINATION

    11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

        (a) by the mutual written consent of Global Convertible and Convertible Trust;

        (b) by either Convertible Trust or Global Convertible by notice to the other, without liability to the terminating party on account of such termination (providing the termination party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before February 29, 1996; or

        (c) by either Convertible Trust or Global Convertible, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Global Convertible shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

    11.2   (a) Termination of this Agreement  pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Convertible Trust or Global Convertible or the trustees or officers of Convertible Trust or Global Convertible, to any other party or its trustees or officers.

         (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Convertible Trust or Global Convertible or the trustees or officers of Convertible Trust or Global Convertible, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.  AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; PROVIDED, HOWEVER, that following the meeting of Global Convertible's shareholders called by Global Convertible pursuant to paragraph 4.3, no such amendment may have the effect of changing the provisions for determining the number of Convertible Trust Shares to be issued to the Global Convertible Shareholders under this Agreement to the detriment of such Global Convertible Shareholders without their further approval.

13.  MISCELLANEOUS

    13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    13.5 The obligations and liabilities of Convertible Trust hereunder are solely those of Convertible Trust. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Convertible Trust shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Convertible Trust and signed by authorized officers of Convertible Trust acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    13.6 The obligations and liabilities of Global Convertible hereunder are solely those of Global Convertible. lt is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Global Convertible shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Global Convertible and signed by authorized officers of Global Convertible acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                       TCW/DW GLOBAL CONVERTIBLE TRUST
                                       By: ______/s/_Charles A. Fiumefreddo_____
                                           Name: Charles A. Fiumefreddo
                                           Title: President

                                       DEAN WITTER CONVERTIBLE SECURITIES TRUST
                                       By: __________/s/_Sheldon Curtis_________
                                           Name: Sheldon Curtis
                                           Title: Vice President

              PROSPECTUS
NOVEMBER 22, 1994

              Dean Witter Convertible Securities Trust (the "Fund") is an open-end diversified management investment company whose investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. It seeks to achieve its investment objective by investing principally in "convertible securities," that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. INVESTORS SHOULD CAREFULLY CONSIDER THE RELATIVE RISKS OF INVESTING IN HIGH YIELD SECURITIES, WHICH ARE COMMONLY KNOWN AS JUNK BONDS. BONDS OF THIS TYPE ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD ALSO BE COGNIZANT OF THE FACT THAT SUCH SECURITIES ARE NOT GENERALLY MEANT FOR SHORT-TERM INVESTING AND SHOULD ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. (see "Investment Objective and Policies").

               Shares of the Fund are continuously offered at net asset value without the imposition of a sales charge. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. (See "Redemptions and Repurchases--Contingent Deferred Sales Charge.") In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 1% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. (See "Purchase of Fund Shares--Plan of Distribution.")

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated November 22, 1994, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/3
Financial Highlights/4
The Fund and its Management/5
Investment Objective and Policies/5
  Risk Considerations/6
Investment Restrictions/11
Purchase of Fund Shares/12
Shareholder Services/14
Redemptions and Repurchases/17
Dividends, Distributions and Taxes/19
Performance Information/20
Additional Information/20
Appendix--Ratings of Investments/22

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    Convertible Securities Trust
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 526-3143

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end
Fund                diversified management investment company investing principally in corporate securities that can be converted into common stock.
------------------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 20).
------------------------------------------------------------------------------------------------------------------------------------
Offering            At net asset value without sales charge (see page 12). Shares redeemed within six years of purchase are subject
Price               to a contingent deferred sales charge under most circumstances (see page 17).
------------------------------------------------------------------------------------------------------------------------------------
Minimum             Minimum initial investment, $1,000; minimum subsequent investment, $100 (see page 12).
Purchase
------------------------------------------------------------------------------------------------------------------------------------
Investment          The investment objective of the Fund is to seek a high level of total return on its assets through a combination
Objective           of current income and capital appreciation. It seeks to achieve this objective by investing principally in
                    "convertible securities," that is bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock.
------------------------------------------------------------------------------------------------------------------------------------
Investment          Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund and its wholly-owned
Manager             subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to ninety investment companies and other portfolios with assets of approximately $69.5 billion at October 31, 1994 (see page 5).
------------------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of 0.60 of 1% of the Fund's net assets not
Fee                 exceeding $750 million, scaled down at various asset levels to 0.425 of 1% of the Fund's daily net assets exceeding $3 billion, determined as of the close of each business day. (see page 5).
------------------------------------------------------------------------------------------------------------------------------------
Dividends and       Income dividends paid quarterly; Capital gains, if any, paid at least once per year. Dividends and capital gains
Capital Gains       distributions automatically reinvested in additional shares at net asset value (without sales charge), unless
Distributions       the shareholder elects to receive cash. (see page 19).
------------------------------------------------------------------------------------------------------------------------------------
Distributor         Dean Witter Distributors Inc. (the "Distributor"). The Distributor receives from the Fund a distribution fee, accrued daily and payable monthly, at the rate of 1% per annum of the lesser of (i) the Fund's average daily aggregate net sales or (ii) the Fund's average daily net assets. This fee compensates the Distributor for the services provided in distributing shares of the Fund and for sales-related expenses. The Distributor also receives the proceeds of any contingent deferred sales charges (see page 12).
------------------------------------------------------------------------------------------------------------------------------------
Redemption--        Shares are redeemable by the shareholder at net asset value. An account may be involuntarily redeemed if the
Contingent          total value of the account is less than $100. Although no commission or sales load is imposed upon the purchase
Deferred Sales      of shares, a contingent deferred sales charge (scaled down from 5% to 1%) is imposed on any redemption of shares
Charge              if after such redemption the aggregate current value of an account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see pages 17-19).
------------------------------------------------------------------------------------------------------------------------------------
Tax-Sheltered       You can take advantage of tax benefits for personal retirement accounts by investing in the Fund through an IRA
Retirement          (Individual Retirement Account) or Custodial Account under Section 403(b) (7) of the Internal Revenue Code (see
Plans               page 15).
------------------------------------------------------------------------------------------------------------------------------------
Risks               The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. Emphasis on convertible securities will result in price fluctuations of the Fund's portfolio securities with varying interest rates and with changes in the prices of the common stocks associated with their conversion rights. In addition, the investor is directed to the discussions of corporate fixed-income securities
                    (certain of which may be lower rated securities commonly known as "junk bonds" or securities which are unrated by recognized rating agencies), when-issued and delayed delivery securities and forward commitments, when, as and if issued securities, options, futures contracts, foreign securities, repurchase agreements, and options on futures (see pages 6 through 10).
------------------------------------------------------------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
       IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended September 30, 1994.

SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases..............................................  None
Maximum Sales Charge Imposed on Reinvested Dividends...................................  None
Deferred Sales Charge
  (as a percentage of the lesser of original purchase price or redemption proceeds)....  5.0%
      A deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE
PAYMENT MADE                                                                                  PERCENTAGE
--------------------------------------------------------------------------------------------  -----------
First.......................................................................................       5.0   %
Second......................................................................................       4.0   %
Third.......................................................................................       3.0   %
Fourth......................................................................................       2.0   %
Fifth.......................................................................................       2.0   %
Sixth.......................................................................................       1.0   %
Seventh and thereafter......................................................................     None

Redemption Fee........................................................................       None
Exchange Fee..........................................................................       None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------
Management Fee........................................................................      0.60%
12b-1 Fees*...........................................................................      1.00%
Other Expenses........................................................................       .33%
Total Fund Operating Expenses.........................................................      1.93%

------------
* A PORTION OF THE 12B-1 FEE EQUAL TO 0.25% OF THE FUND'S AVERAGE DAILY NET ASSETS IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES.

EXAMPLE                                                                   1 year       3 years      5 years     10 years
----------------------------------------------------------------------  -----------  -----------  -----------  -----------
You  would pay the following expenses on a $1,000 investment, assuming
 (1) 5%  annual return  and (2)  redemption at  the end  of each  time
 period:..............................................................   $      70    $      91    $     124    $     226
You  would pay the following expenses on the same investment, assuming
 no redemption:.......................................................   $      20    $      61    $     104    $     266

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                           FOR THE YEAR ENDED SEPTEMBER 30,
                         -----------------------------------------------------------------------------------------------------
                            1994         1993         1992         1991         1990         1989         1988         1987
                         ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period...  $    10.62   $     8.92   $     8.67   $     7.65   $     9.68   $     8.63   $    12.42   $    11.22
                         ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net investment income..        0.42         0.37         0.34         0.37         0.46         0.48         0.38         0.48
Net realized and
 unrealized gain (loss)
 on investments........        0.11         1.67         0.15         1.05        (2.06)        1.20        (2.87)        1.59
                         ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total from investment
 operations............        0.53         2.04         0.49         1.42        (1.60)        1.68        (2.49)        2.07
                         ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Less dividends and
 distributions from:
  Net investment
   income..............       (0.40)       (0.34)       (0.24)       (0.40)       (0.43)       (0.63)       (0.23)       (0.46)
  Net realized gains on
   investments.........        -0 -         -0 -         -0 -         -0 -         -0 -         -0 -        (1.07)       (0.41)
                         ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Total dividends and
 distributions.........       (0.40)       (0.34)       (0.24)       (0.40)       (0.43)       (0.63)       (1.30)       (0.87)
                         ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of
 period................  $    10.75   $    10.62   $     8.92   $     8.67   $     7.65   $     9.68   $     8.63   $    12.42
                         ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
                         ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
TOTAL INVESTMENT
 RETURN+...............        5.02%       23.22%        5.69%       18.93%      (16.93)%      20.20%      (19.79)%      19.21%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in
 thousands)............    $190,395     $207,894     $217,648     $296,844     $413,297     $821,750   $1,073,374   $2,029,462
Ratios to average net
 assets:
  Expenses.............        1.93%        1.93%        1.92%        1.92%        1.88%        1.76%        1.79%        1.62%
  Net investment
   income..............        3.68%        3.44%        3.43%        4.34%        4.96%        4.93%        3.87%        3.85%
Portfolio turnover
 rate..................         184%         221%         145%         133%          92%         167%         472%         572%

                          FOR THE
                           PERIOD
                          OCTOBER
                         31, 1985*
                          THROUGH
                            1986
                         ----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period...  $   10.00
                         ----------
Net investment income..       0.76
Net realized and
 unrealized gain (loss)
 on investments........       1.22**
                         ----------
Total from investment
 operations............       1.98
                         ----------
Less dividends and
 distributions from:
  Net investment
   income..............      (0.76)
  Net realized gains on
   investments.........       -0 -
                         ----------
Total dividends and
 distributions.........      (0.76)
                         ----------
Net asset value, end of
 period................  $   11.22
                         ----------
                         ----------
TOTAL INVESTMENT
 RETURN+...............      19.91%(1)
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (in
 thousands)............  $1,488,418
Ratios to average net
 assets:
  Expenses.............       1.72%(2)
  Net investment
   income..............       7.11%(2)
Portfolio turnover
 rate..................        272%

---------------

        *  COMMENCEMENT OF OPERATIONS.
       **  INCLUDES THE EFFECT OF CAPITAL SHARE TRANSACTIONS.
        +  DOES NOT REFLECT THE DEDUCTION OF SALES LOAD.
      (1)  NOT ANNUALIZED.
      (2)  ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Convertible Securities Trust (the "Fund") is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on May 21, 1985.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to ninety investment companies, thirty of which are listed on the New York Stock Exchange, with combined total net assets of approximately $67.5 billion as of October 31, 1994. The Investment Manager also manages and advises managers of portfolios of pension plans, other institutions and individuals which aggregated approximately $2.0 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.60% of the portion of the daily net assets not exceeding $750 million, scaled down at various asset levels to 0.425% of the portion of the daily net assets exceeding $3 billion. For the fiscal year ended September 30, 1994, the Fund accrued total compensation to the Investment Manager amounting to .60% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.93% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to seek a high level of total return on its assets through a combination of current income and capital appreciation. There is no assurance that this objective will be achieved. It is a fundamental policy of the Fund and cannot be changed without shareholder approval. The following policies may be changed by the Trustees of the Fund without shareholder approval.

    (1) The Fund will normally invest at least 65% of its total assets (taken at current value) in "convertible securities," i.e., securities (bonds, debentures, corporate notes, preferred stocks and other securities) which are convertible into common stock. Securities received upon conversion may be retained in the Fund's portfolio to permit orderly disposition or to establish long-term holding periods for federal income tax purposes. The Fund is not required to sell these securities for the purpose of assuring that 65% of its assets are invested in convertible securities.

    (2) The Fund may invest up to 35% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in this Prospectus) in any combination and quantity of the following securities: (a) common stock; (b) nonconvertible preferred stock; (c) nonconvertible corporate debt securities;
(d) options on debt and equity securities; (e) financial futures contracts and related options thereon; and (f) money market instruments.

    (3) Notwithstanding paragraphs (1) and (2) above, when market conditions dictate a "defensive" investment strategy, the Fund may invest without limit in money market instruments, including commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks or domestic branches of foreign banks, or foreign branches of domestic banks, in each case having total assets of at least $500 million, and obligations issued or guaranteed by the United States Government, or foreign governments or their respective instrumentalities or agencies.

    The Fund may invest in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or BBB or lower by Standard & Poor's Corporation ("S&P"). Fixed-income securities rated Baa by Moody's or BBB by S&P have speculative characteristics greater than those of more highly rated bonds, while fixed-income securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments. Furthermore, the Fund does not have any minimum quality rating standard for its investments. As such, the Fund may invest in securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or C1 by S&P. Fixed-income securities rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated C1 by S&P, their lowest bond rating, are no longer making interest payments.

    Non-rated securities are also considered for investment by the Fund when the Investment Manager believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, makes them appropriate investments for the Fund.

    A general description of Moody's and S&P's ratings is set forth in the Appendix at the end of this Prospectus.

RISK CONSIDERATIONS

    CONVERTIBLE SECURITIES. The Fund will seek to meet its investment objective by investing primarily in convertible securities in accordance with the above-stated policies. Investments in these securities can provide a high level of total return by virtue of their affording current income through interest and dividend payments and because of the opportunity they provide for capital appreciation by virtue of their convertibility into common stock. The Fund may invest in investment grade convertible securities which are rated within the four highest categories by recognized rating agencies; i.e., S & P and Moody's, as well as in such securities which are lower rated or which are not rated by such agencies. See the Statement of Additional Information for a discussion of S&P and Moody's ratings.

    Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

    CORPORATE FIXED-INCOME SECURITIES. In order to generate the current income needed to achieve its investment objective, the Fund may invest in investment grade nonconvertible fixed-income securities as well as in such securities which are in the lower rating categories of S & P and Moody's or which are not rated by such agencies. Such investments may be deemed speculative in nature.

    The ratings of fixed-income securities by Moody's and S & P are a generally accepted barometer of credit risk. The Investment Manager will primarily rely upon such ratings in assessing the creditworthiness of the issuers of the securities it purchases. Nevertheless, the Investment Manager takes into account in its security selection process the fact that credit ratings evaluate the safety of a security's continuing payments of principal and interest, rather than the risk of decline in its market value. Moreover, as credit rating agencies may fail to make timely changes in their credit ratings to reflect changing circumstances and events, the Investment Manger will continuously monitor the issuers of the lower-rated securities held in the Fund's portfolio to determine whether these issuers have sufficient cash flow and profits to meet required principal and interest payments.

    All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

    FOREIGN SECURITIES. The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 10% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or
American Depository Receipts, on which there is no such limit). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies held by the Fund. Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward com-mitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid", such security will not be included within the category "illiquid securities", which under current policy may not exceed 15% of the Fund's net assets.

    RIGHTS AND WARRANTS. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    LOWER-RATED SECURITIES. Because of the special nature of the Fund's investments in lower rated securities (certain lower rated securities in which the Fund may invest are commonly known as junk bonds), the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. For example, as the lower rated securities market is relatively new, its growth had paralleled a long economic expansion and, until recently, it had not faced adverse economic and market conditions. Therefore, an economic downturn or increase in interest rates is likely to have a negative effect on this market and on the value of the lower rated securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

    The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely effect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a concomitant volatility in the net asset value of a share of the Fund. Moreover, the market prices of certain of the Fund's portfolio securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

    The secondary market for lower rated securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse affect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain lower rated securities at certain times and should make it difficult for the Fund to sell certain securities. In addition, new laws and proposed new laws may have an adverse effect upon the value of lower rated securities and a concomitant negative impact upon the net asset value of a share of the Fund.

    During the fiscal year ended September 30, 1994, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

                              PERCENTAGE OF
RATINGS                     TOTAL INVESTMENTS
-------------------------  --------------------
AAA/Aaa..................            3.1%
AA/Aa....................            2.5%
A/A......................            5.6%
BBB/Baa..................           17.6%
BB/Ba....................           21.5%
B/B......................           33.3%
CCC/Caa..................            1.0%
CC/Ca....................            0.0%
C/C......................            0.0%
Unrated..................           15.4%

    OPTIONS AND FUTURES TRANSACTIONS. The Fund is permitted to enter into call and put options on U.S. Treasury notes, bonds and bills and equity securities which are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. The Fund is permitted to write covered call options on portfolio securities, in an amount not exceeding 20% of the value of its total assets, in order to aid it in achieving its investment objective.

    The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options only in order to close out a covered call position. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions. There are no other limits on the Fund's ability to purchase call and put options.

    The Fund may purchase and sell financial futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills. The Fund may invest in financial futures contracts only as a hedge against anticipated interest rate changes.

    The Fund may also purchase and write call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract and the sale of a futures contract or to close out a long or short position in futures contracts.

    The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to initial margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Moreover, the Fund may only buy and write options which are listed on national securities exchanges and may not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. In addition, the Fund may not purchase or sell futures contracts or related options thereon if, immediately thereafter, more than one-third of its net assets would be hedged.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist particularly in the case of OTC options, as such options generally will only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. See the Statement of Additional Information for further discussion of such risks.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including rating agencies, research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds

Inc. ("DWR"), a broker-dealer affiliate of InterCapital, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund is managed within InterCapital's Small Capitalization Equities Group, which manages six funds and fund portfolios with approximately $2.3 billion in assets at October 31, 1994. Ronald J. Worobel, Senior Vice President of InterCapital and Michael G. Knox, Senior Portfolio Manager of InterCapital, and members of InterCapital's Small Capitalization Equities Group, have been the primary portfolio managers of the Fund since June, 1992 and November, 1994, respectively. Mr. Worobel has been managing portfolios comprised of equity and other securities at InterCapital since June, 1992; prior thereto Mr. Worobel managed portfolios of such securities at MacKay Shields Financial Corp. (February, 1989-June, 1992) and Rothschild Inc. (June, 1986-February, 1989). Mr. Knox has been managing portfolios comprised of equity and other securities at InterCapital since August, 1993; prior thereto he was a portfolio manager and analyst with Eagle Asset Management, Inc. (February, 1991-August, 1993) and an assistant portfolio manager and analyst with Heritage Asset Management, Inc. (July, 1988-February, 1991).

    Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including DWR. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

    The portfolio trading engaged in by the Fund may result in its portfolio turnover rate exceeding 100%. The Fund is expected to incur higher than normal brokerage commission costs due to its portfolio turnover rate. Short-term gains and losses taxable at ordinary income rates may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a full discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

    Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions that have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    The Fund may not:

    1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

    2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. For purposes of compliance with this restriction, the Fund will not invest in the convertible securities of any one issuer if, upon conversion of such securities, the Fund would hold more than 10% of the outstanding voting securities of that issuer.

    3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

    4. Invest more than 5% of the value of its total
assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

    5. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

    6. Invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    The Fund offers its  shares for sale  to the public  on a continuous  basis.
Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Convertible Securities Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a DWR or other Selected Broker-Dealer account executive. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value").

    Shares of the Fund are sold through the Distributor on a normal five business day settlement basis; that is, payment is due on the fifth business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived, or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines.

    Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR account executives and others who engage in or support distributions of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses.

    For the fiscal year ended September 30, 1994, the Fund accrued payments under the Plan amounting to $2,002,443, which amount is equal to 1.0% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan.

    At any given time, the expenses of distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts including the carrying charge described above, totalled $64,427,485 at September 30, 1994, which was equal to 33.84% of the Fund's net assets on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, or when it is determined by the Investment Manager that sale or bid prices are not reflective of a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

    EASYINVEST-TM-.   Shareholders may  subscribe  to EasyInvest,  an  automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund.

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases.")

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available through the Distributor for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund and five Dean Witter Funds which are money market funds (the foregoing eight non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at the net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge."). However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees, if any, are described in the prospectuses for those funds.)

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or other Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 526-3143 (toll free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or another Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request for redemption, along with any additional information required by the Transfer Agent.

    CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                            CONTINGENT DEFERRED
               YEAR SINCE                      SALES CHARGE
                PURCHASE                    AS A PERCENTAGE OF
              PAYMENT MADE                    AMOUNT REDEEMED
----------------------------------------  -----------------------
First...................................           5.0%
Second..................................           4.0%
Third...................................           3.0%
Fourth..................................           2.0%
Fifth...................................           2.0%
Sixth...................................           1.0%
Seventh and thereafter..................           None

    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i),
(ii) and (iii) above (in that order) are redeemed first. In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of: (i) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship, or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement
Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, provided in either case that the redemption is requested within one year of the death or initial determination of disability, and (ii) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue code following attainment of age 59 1/2; and (c) a tax-free return of an excess contribution to an IRA. For the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. All waivers will be granted only following receipt by the Distributor of confirmation of the investor's entitlement.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon repurchase by the Fund, the Distributor, DWR or other Selected Broker-Dealers. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executives regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under
Section 403(b)(7) of the Internal Revenue Code) whose shares have a value of less than $100 or such lesser amount as may be fixed by the Fund's Trustees. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than $100 and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to $100 or more before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund intends to pay quarterly income dividends and to distribute net short-term and net long-term gains, if any, at least once per year. The Fund may, however, determine either to distribute or to retain all or part of any long-term gains in any year for reinvestment.
    All dividends and capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services-- Automatic Investment of Dividends and Distributions".)

    TAXES. Because the Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized gains being available for annual distribution.

    With respect to the Fund's investments in zero coupon and payment-in-kind bonds, the Fund accrues income prior to any actual cash payments by their issuers. In order to continue to comply with Subchapter M of the Code and remain able to forego payment of Federal income tax on its income and capital gains, the Fund must distribute all of its net investment income, including income accrued from zero coupon and payment-in-kind bonds. As such, the Fund may be required to dispose of some of its portfolio securities under disadvantageous circumstances to generate the cash required for distribution.

    One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

    After the end of the calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over one year, five years, as well as over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indices compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.)

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the Shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that

Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund's being unable to meet its obligations is remote and, thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

APPENDIX -- RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                  BOND RATINGS

Aaa        Bonds  which are rated Aaa are judged to be  of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large  or by an exceptionally stable  margin and principal is  secure.
           While  the  various protective  elements are  likely to  change, such  changes as  can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are  rated lower  than the best bonds  because margins of protection  may not be as  large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the  long-term risks appear somewhat larger than  in
           Aaa securities.
A          Bonds  which  are rated  A possess  many favorable  investment attributes  and are  to be considered as upper medium  grade obligations. Factors giving  security to principal  and
           interest   are  considered  adequate,  but  elements  may  be  present  which  suggest  a susceptibility to impairment sometime in the future.
Baa        Bonds which are  rated Baa are  considered as  medium grade obligations;  i.e., they  are neither  highly protected  nor poorly secured.  Interest payments  and principal security appear adequate for the present but certain protective elements may be lacking or may  be characteristically  unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
           Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba         Bonds which are rated Ba are judged to have speculative elements; their future cannot  be considered  as well assured. Often the protection  of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times  over the future. Uncertainty of position characterizes bonds in this class.
B          Bonds  which  are  rated  B  generally  lack  characteristics  of  desirable investments.
           Assurance of interest  and principal payments  or of  maintenance of other  terms of  the contract over any long period of time may be small.
Caa        Bonds  which are rated Caa are  of poor standing. Such issues  may be in default or there may be present elements of danger with respect to principal or interest.
Ca         Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C          Bonds which are rated C are the lowest rated  class of bonds, and issues so rated can  be regarded  as  having  extremely poor  prospects  of  ever attaining  any  real investment standing.

    CONDITIONAL RATING: Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate and municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                  BOND RATINGS

    A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Debt  rated AAA  has the highest  rating assigned by  Standard & Poor's.  Capacity to pay interest and repay principal is extremely strong.
AA         Debt rated AA has a very strong capacity to pay interest and repay principal and  differs from the highest-rated issues only in small degree.
A          Debt  rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB        Debt rated BBB  is regarded  as having  an adequate capacity  to pay  interest and  repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are  more likely to lead  to a weakened capacity  to pay  interest and repay principal for debt in this category than for debt in higher-rated categories.
           Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB         Debt rated BB has  less near-term vulnerability to  default than other speculative  grade debt.  However, it  faces major  ongoing uncertainties  or exposure  to adverse business, financial or economic conditions which could  lead to inadequate capacity to meet  timely interest and principal payment.
B          Debt  rated B has  a greater vulnerability to  default but presently  has the capacity to meet interest payments and principal repayments. Adverse business, financial or  economic conditions  would  likely  impair  capacity  or willingness  to  pay  interest  and repay principal.
CCC        Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of  principal. In  the event of  adverse business,  financial or  economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC         The  rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.
C          The rating C is typically applied to  debt subordinated to senior debt which is  assigned an actual or implied CCC- debt rating.
CI         The rating CI is reserved for income bonds on which no interest is being paid.
NR         Indicates  that no rating has  been requested, that there  is insufficient information on which to base  a rating or  that Standard  & Poor's does  not rate a  particular type  of obligation as a matter of policy.

           Bonds  rated  BB, B,  CCC,  CC and  C are  regarded  as having  predominantly speculative characteristics with  respect  to  capacity  to pay  interest  and  repay  principal.  BB indicates  the least degree of speculation and C the highest degree of speculation. While such debt  will  likely have  some  quality  and protective  characteristics,  these  are outweighed by large uncertainties or major risk exposures to adverse conditions.

           Plus  (+) or minus (-): The ratings  from AA to CCC may be  modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

           In the case of  municipal bonds, the  foregoing ratings are sometimes  followed by a  "p"
           which  indicates  that  the  rating  is provisional.  A  provisional  rating  assumes the successful completion  of  the  project being  financed  by  the bonds  being  rated  and indicates that payment of debt service requirements is largely or entirely dependent upon the  successful  and  timely  completion  of the  project.  This  rating,  however, while addressing credit quality subsequent  to completion of the  project, makes no comment  on the likelihood or risk of default upon failure of such completion.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

    A-1 indicates that the degree of safety regarding timely payment is very strong.
    A-2 indicates capacity for timely  payment on issues with  this designation is strong.  However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
    A-3  indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more  vulnerable to the adverse  effects of changes in  circumstances than obligations carrying the higher designations.

                      [This Page Intentionally Left Blank]

                        THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS                       DEAN WITTER RETIREMENT SERIES
Dean Witter Liquid Asset Fund Inc.       Liquid Asset Series
Dean Witter Tax-Free Daily Income Trust  U.S. Government Money Market Series
Dean Witter U.S. Government Money        U.S. Government Securities Series
Market Trust                             Intermediate Income Securities Series
Dean Witter New York Municipal Money     American Value Series
Market Trust                             Capital Growth Series
Dean Witter California Tax-Free Daily    Dividend Growth Series
Income Trust                             Strategist Series
                                         Utilities Series
EQUITY FUNDS                             Value-Added Market Series
Dean Witter American Value Fund          Global Equity Series
Dean Witter Natural Resource
Development Securities Inc.              ASSET ALLOCATION FUNDS
Dean Witter Dividend Growth Securities   Dean Witter Managed Assets Trust
Inc.                                     Dean Witter Strategist Fund
Dean Witter Developing Growth
Securities Trust                         ACTIVE ASSETS ACCOUNT PROGRAM
Dean Witter World Wide Investment Trust  Active Assets Money Trust
Dean Witter Value-Added Market Series    Active Assets Tax-Free Trust
Dean Witter Utilities Fund               Active Assets California Tax-Free Trust
Dean Witter Capital Growth Securities    Active Assets Government Securities
Dean Witter European Growth Fund Inc.    Trust
Dean Witter Pacific Growth Fund Inc.
Dean Witter Precious Metals and
Minerals Trust
Dean Witter Health Sciences Trust
Dean Witter Global Dividend Growth
Securities
Dean Witter Global Utilities Fund
Dean Witter International SmallCap Fund
Dean Witter Mid-Cap Growth Fund
FIXED-INCOME FUNDS
Dean Witter High Yield Securities Inc.
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities
Trust
Dean Witter Federal Securities Trust
Dean Witter California Tax-Free Income
Fund
Dean Witter Convertible Securities
Trust
Dean Witter New York Tax-Free Income
Fund
Dean Witter World Wide Income Trust
Dean Witter Intermediate Income
Securities
Dean Witter Global Short-Term Income
Fund Inc.
Dean Witter Multi-State Municipal
Series Trust
Dean Witter Premier Income Trust
Dean Witter Short-Term U.S. Treasury
Trust
Dean Witter Diversified Income Trust
Dean Witter Limited Term Municipal
Trust
Dean Witter Short-Term Bond Fund
Dean Witter National Municipal Trust
Dean Witter High Income Securities

Dean Witter                                                 Dean Witter
Convertible Securities Trust                                Convertible
Two World Trade Center                                       Securities
New York, New York 10048                                          Trust

TRUSTEES
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. John E. Jeuck
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder
Edward R. Telling

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer

Sheldon Curtis
Vice President, Secretary and
General Counsel

Ronald J. Worobel                                 [LOGO]
Vice President

Michael G. Knox
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
11/22/94
                                        PROSPECTUS -- NOVEMBER 22, 1994

DEAN WITTER CONVERTIBLE SECURITIES TRUST  TWO WORLD TRADE CENTER, NEW YORK, NEW
                                          YORK 10048
LETTER TO THE SHAREHOLDERS

DEAR SHAREHOLDER:

The fiscal year ended September 30, 1995 began on a rocky note with uncertainties about the strength of the economy, the direction of interest rates and the threat of inflation. However, by the mid-point of the fiscal year, the U.S. stock market, led by the technology sector, was beginning one of the strongest bull markets in recent years.

PERFORMANCE

For the twelve-month period ended September 30, 1995, Dean Witter Convertible Securities Trust provided a return of 13.68 percent, compared to a return of
18.83 percent for the Goldman Sachs Convertible 100 Index and a return of 14.24 percent for the average fund in the Lipper convertible securities funds category. During the fiscal year, the Fund's quarterly income dividend was increased from $0.085 per share to $0.12 per share. The Fund declared dividends totaling $0.496 per share during the fiscal year, including a special income dividend of $0.086 per share paid on December 30, 1994.

The Fund underperformed the broad stock market during the fiscal year due primarily to its heavy exposure to small-capitalization companies, which lagged larger-capitalization companies, and to the limited number of convertible issues available in the technology universe, which performed extraordinarily well during the period under review. The accompanying chart illustrates the performance of a $10,000 investment in the Fund since inception (October 31, 1985) through the fiscal year ended September 30, 1995, versus the performance of a similar investment in the issues represented in the Goldman Sachs Convertible 100 Index (the Index). The divergence between the performance of the Fund and the Index is attributable to the fact that the 100 issues in the Index are equally weighted (each one represents one percent), so that no bond or stock would significantly impact performance. In contrast, the Fund is not equally weighted and thus was affected more acutely than the Index by the extreme volatility experienced by the convertible securities market following the October 19, 1987 stock market crash

DEAN WITTER CONVERTIBLE SECURITIES TRUST
LETTER TO THE SHAREHOLDERS, CONTINUED

and the correction following the Persian Gulf crisis in 1990. However, since a restructuring of the portfolio that took place at the end of 1992, the Fund has more closely tracked the convertible market and performed admirably against its peer group.

INVESTMENT STRATEGY
                                                    [GRAPHIC]
During the past year, the Fund focused
on reducing volatility by diversifying
its portfolio over a wide range of
industries and by emphasizing
convertible issues with short
maturities and long call protection and
attractive risk/reward characteristics.
These characteristics include a
relatively high current yield to
support the price of the convertible
issue in the event of a decline in the
underlying stock and a reasonable
conversion premium to ensure price
participation in any appreciation of
the underlying stock. While this
strategy should prove to be beneficial
in a declining market, it can result in
the Fund's underperforming in very
strong markets.

Currently, the Fund's portfolio is
diversified among a broad range of
industries including home building (4
percent of assets), energy (5 percent),
real estate (9 percent), restaurants (6
percent) and retailers (7 percent).
Among the Fund's stronger performing
holdings during the fiscal year were
U.S. Home Corp. and Toll Corp.
(homebuilding), Valero Energy Corp
(energy), Capstone Capital Corp. (real
estate), Careline, Inc. (health care)
and United States Filter Corp.
(environmental). More recently, the
Fund finds the broadcasting sector
attractive and has added Rogers
Communications and Scandinavian Broadcasting to the portfolio.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
LETTER TO THE SHAREHOLDERS, CONTINUED

LOOKING AHEAD

Going forward, the Fund will continue to utilize a value-oriented, bottom-up approach to evaluate companies and their investment merits, emphasizing companies and industries with strong underlying fundamentals and solid long-term growth prospects. In selecting securities for the portfolio, the Fund focuses on under-followed, small and medium-capitalization companies that issue convertible securities. We believe these issues offer excellent participation in a rising equity market and solid downside protection in a declining market.

As the convertible securities market continues to grow, we believe this under-utilized asset class will offer a wide variety of investment opportunities which will provide investors with current income and capital appreciation potential.

We appreciate your continued support of Dean Witter Convertible Securities Trust and look forward to serving your investment needs.

Very truly yours,

             [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------

             CORPORATE BONDS (60.6%)
             CONVERTIBLE BONDS (59.6%)
             AIRLINES (2.1%)
 $   2,999   Continental Airlines - 144A**...............      6.00+ %    02/01/02  $     2,849,036
     1,000   Reno Air Inc. - 144A**......................      9.00       09/30/02        1,000,000
                                                                                    ---------------
                                                                                          3,849,036
                                                                                    ---------------
             AUTO PARTS (1.6%)
     2,900   Arvin Industries, Inc.......................      7.50       09/30/14        2,907,250
                                                                                    ---------------
             BANKS - INTERNATIONAL (1.7%)
     3,000   MBL International Finance (Bermuda) (WI)....      3.00       11/30/02        3,135,000
                                                                                    ---------------
             BROADCASTING (3.1%)
     7,000   Rogers Communications, Inc..................      2.00       11/26/05        3,517,500
     2,000   Scandinavian Broadcasting (Luxembourg)......      7.25       08/01/05        2,245,000
                                                                                    ---------------
                                                                                          5,762,500
                                                                                    ---------------
             CHEMICALS (1.7%)
     7,500   RPM, Inc....................................      0.00       09/30/12        3,131,250
                                                                                    ---------------
             CONGLOMERATES (0.8%)
     1,500   Alfa S.A. de C.V. (Mexico) - 144A**.........      8.00       09/15/00        1,500,000
                                                                                    ---------------
             DRUGS (0.5%)
     1,000   McKesson Corp...............................      4.50       03/01/04          904,000
                                                                                    ---------------
             ELECTRICAL & ELECTRONICS (0.4%)
       850   Recognition Equipment Inc...................      7.25       04/15/11          765,000
                                                                                    ---------------
             ELECTRICAL EQUIPMENT (1.1%)
     2,000   Magnetek, Inc...............................      8.00       09/15/01        1,975,000
                                                                                    ---------------
             ENTERTAINMENT (0.9%)
     2,050   Savoy Pictures Entertainment, Inc...........      7.00       07/01/03        1,588,750
                                                                                    ---------------
             ENTERTAINMENT/GAMING (3.7%)
     2,500   Argosy Gaming Co............................     12.00       06/01/01        2,531,250
     1,900   United Gaming, Inc..........................      7.50       09/15/03        1,179,254
     5,200   United Gaming, Inc. - 144A**................      7.50       09/15/03        3,227,432
                                                                                    ---------------
                                                                                          6,937,936
                                                                                    ---------------
             ENVIRONMENTAL CONTROL (1.5%)
     2,000   Air & Water Technologies Corp...............      8.00       05/15/15        1,675,000
     1,000   United States Filter Corp. - 144A**.........      6.00       09/15/05        1,065,000
                                                                                    ---------------
                                                                                          2,740,000
                                                                                    ---------------
             FINANCIAL (1.2%)
     2,100   American Travellers Corp....................      6.50       10/01/05        2,193,219
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             FINANCIAL SERVICES (3.8%)
 $   2,000   AT&T Latin American Equity - 144A**.........      0.00  %    03/30/99  $     1,690,000
    12,500   Fidelity National Financial, Inc............      0.00       02/15/09        5,281,250
                                                                                    ---------------
                                                                                          6,971,250
                                                                                    ---------------
             HEALTHCARE (4.6%)
     4,335   Careline, Inc. - 144A**.....................      8.00       05/01/01        4,519,237
     2,900   Grancare, Inc...............................      6.50       01/15/03        2,675,250
       850   Pharmaceutical Marketing Services, Inc......      6.25       02/01/03          671,500
       850   Pharmaceutical Marketing Services, Inc. -
             144A**......................................      6.25       02/01/03          689,596
                                                                                    ---------------
                                                                                          8,555,583
                                                                                    ---------------
             HOME BUILDING (2.1%)
     1,300   Toll Corp...................................      4.75       01/15/04        1,315,015
     3,015   U.S. Home Corp..............................      4.875      11/01/05        2,612,498
                                                                                    ---------------
                                                                                          3,927,513
                                                                                    ---------------
             INDUSTRIALS (0.6%)
       900   Raymond Corp................................      6.50       12/15/03        1,116,000
                                                                                    ---------------
             INSURANCE (0.8%)
     1,500   Horace Mann Educators Corp..................      6.50       12/01/99        1,541,250
                                                                                    ---------------
             METALS (0.5%)
     1,250   Crown Resources Corp........................      5.75       08/27/01          925,000
                                                                                    ---------------
             OIL & GAS (2.7%)
     1,000   Cross Timbers Oil Co........................      5.25       11/01/03          850,000
    11,000   Valhi Inc...................................      0.00       10/20/07        4,070,000
                                                                                    ---------------
                                                                                          4,920,000
                                                                                    ---------------
             PHARMACEUTICALS (0.7%)
     1,500   Sandoz Capital BVI, Ltd. (Switzerland) -
             144A** (WI).................................      2.00       10/06/02        1,264,687
                                                                                    ---------------
             PUBLISHING (4.2%)
    10,000   Hollinger, Inc..............................      0.00       10/05/13        3,062,500
     4,500   Time Warner, Inc............................      0.00       12/17/12        1,528,560
     3,092   Time Warner, Inc............................      8.75       01/10/15        3,246,128
                                                                                    ---------------
                                                                                          7,837,188
                                                                                    ---------------
             REAL ESTATE INVESTMENT TRUST (4.2%)
     2,850   Alexander Haagen Properties, Inc. (Series
             A)..........................................      7.50       01/15/01        2,372,625
     3,750   Camden Property Trust.......................      7.33       04/01/01        3,675,000
     1,500   Capstone Capital Corp.......................     10.50       04/01/02        1,725,825
                                                                                    ---------------
                                                                                          7,773,450
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON      MATURITY
 THOUSANDS                                                    RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------
             RESTAURANTS (4.4%)
 $  14,000   Boston Chicken Inc..........................      0.00  %    06/01/15  $     3,395,000
     4,000   Shoney's Inc................................      0.00       04/11/04        1,710,000
     3,375   TPI Enterprises, Inc........................      8.25       07/15/02        3,105,000
                                                                                    ---------------
                                                                                          8,210,000
                                                                                    ---------------
             RETAIL (5.9%)
     1,500   Baby Superstore.............................      4.875      10/01/00        1,530,937
     1,500   Eagle Hardware & Garden Inc.................      6.25       03/15/01        1,166,250
     1,250   Federated Department Stores, Inc............      9.72       02/15/04        1,259,375
     7,000   Rite Aid Corp...............................      0.00       07/24/06        3,498,880
     2,000   Sports & Recreation Inc.....................      4.25       11/01/00        1,505,000
     2,000   Tops Appliance City Inc.....................      6.50       11/30/03          900,000
     1,150   Waban, Inc..................................      6.50       07/01/02        1,138,500
                                                                                    ---------------
                                                                                         10,998,942
                                                                                    ---------------
             STEEL (0.7%)
     1,275   Nippon Denro Ltd. (India) - 144A**..........      3.00       04/01/01          809,625
       500   Sahaviriya Steel (Thailand) - 144A**........      3.50       07/26/05          458,750
                                                                                    ---------------
                                                                                          1,268,375
                                                                                    ---------------
             TELECOMMUNICATIONS (1.8%)
     2,500   Audiovox Corp...............................      6.25       03/15/01        1,587,500
     5,000   U.S. Cellular Corp..........................      0.00       06/15/15        1,793,750
                                                                                    ---------------
                                                                                          3,381,250
                                                                                    ---------------
             TEXTILES (1.9%)
     3,250   Interface, Inc..............................      8.00       09/15/13        3,539,089
                                                                                    ---------------
             TRANSPORTATION - INTERNATIONAL (0.4%)
     1,651   Consorcio G Grupo S.A. de C.V. (Mexico).....      8.00       08/08/04          718,185
                                                                                    ---------------

             TOTAL CONVERTIBLE BONDS
             (IDENTIFIED COST $112,562,947).......................................      110,336,703
                                                                                    ---------------
             NON-CONVERTIBLE BOND (1.0%)
             RESTAURANTS
     2,500   Flagstar Corp. (Identified Cost
             $2,450,000).................................     11.375      09/15/03        1,925,000
                                                                                    ---------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $115,012,947).......................................      112,261,703
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 NUMBER OF
  SHARES                                                                                    VALUE
------------------------------------------------------------------------------------------------------

             CONVERTIBLE PREFERRED STOCKS (16.8%)
             AUTO PARTS (0.9%)
   111,100   MascoTech, Inc. $1.20...................................................  $     1,472,075
                                                                                       ---------------
             BIOTECHNOLOGY (0.5%)
    63,500   Gensia, Inc. $3.75 - 144A**.............................................          920,750
                                                                                       ---------------
             CHEMICALS (0.8%)
    10,000   Atlantic Richfield Co. $2.228...........................................          255,000
    20,000   Occidental Petroleum Corp. $3.875 - 144A**..............................        1,132,500
                                                                                       ---------------
                                                                                             1,387,500
                                                                                       ---------------
             CONGLOMERATES (0.8%)
   100,000   Westinghouse Electric Corp. (Series C) $1.30 - 144A**...................        1,512,500
                                                                                       ---------------
             ENTERTAINMENT (1.1%)
    62,600   AMC Entertainment, Inc. $1.75...........................................        2,065,800
                                                                                       ---------------
             ENTERTAINMENT/GAMING (1.1%)
   175,000   Bally Entertainment Corp. $0.89.........................................        1,968,750
                                                                                       ---------------
             FINANCIAL (2.3%)
    45,000   Penncorp Financial Group $3.375.........................................        2,722,500
    50,000   Time Warner Financing $1.24.............................................        1,625,000
                                                                                       ---------------
                                                                                             4,347,500
                                                                                       ---------------
             FOODS (0.8%)
    30,000   Chiquita Brands International, Inc. (Series A) $2.875...................        1,545,000
                                                                                       ---------------
             HOME BUILDING (1.7%)
   120,000   Beazer Homes (Series A) $2.00...........................................        3,210,000
                                                                                       ---------------
             METALS (0.2%)
    16,600   Freeport-McMoran Copper & Gold, Inc. $1.25..............................          427,450
                                                                                       ---------------
             OIL & GAS (2.5%)
    75,000   Kelley Oil & Gas Corp. $2.625...........................................        1,331,250
    65,000   Valero Energy Corp. $3.125..............................................        3,339,375
                                                                                       ---------------
                                                                                             4,670,625
                                                                                       ---------------
             PAPER PRODUCTS (0.6%)
    25,000   International Paper Capital Trust $2.625 - 144A**.......................        1,185,950
                                                                                       ---------------
             REAL ESTATE (1.1%)
    50,000   Catellus Development Corp (Series B) $3.625 - 144A**....................        2,028,150
                                                                                       ---------------
             STEEL (1.2%)
    25,000   WHX Corp. (Series A) $3.25..............................................        1,146,875
    25,000   WHX Corp. (Series B) $3.75..............................................        1,087,500
                                                                                       ---------------
                                                                                             2,234,375
                                                                                       ---------------
             TELECOMMUNICATIONS (0.7%)
    35,000   Sprint Corporation $2.63................................................        1,246,875
                                                                                       ---------------
             WASTE MANAGEMENT (0.5%)
    45,000   International Technology Corp. $1.75....................................          922,500
                                                                                       ---------------

             TOTAL CONVERTIBLE PREFERRED STOCKS
             (IDENTIFIED COST $29,240,124)...........................................       31,145,800
                                                                                       ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 NUMBER OF
  SHARES                                                                                    VALUE
------------------------------------------------------------------------------------------------------

             COMMON STOCKS (9.9%)
             AUTO PARTS (0.3%)
    49,900   MascoTech, Inc..........................................................  $       561,375
                                                                                       ---------------
             ENTERTAINMENT/GAMING (0.4%)
    57,938   International Game Technology...........................................          774,921
                                                                                       ---------------
             ENVIRONMENTAL CONTROL (0.6%)
   122,000   OHM Corp.*..............................................................        1,098,000
                                                                                       ---------------
             HEALTHCARE (0.3%)
    50,000   Regency Health Services, Inc.*..........................................          518,750
                                                                                       ---------------
             HOTELS/MOTELS (0.5%)
    85,000   Equity Inns, Inc........................................................          977,500
                                                                                       ---------------
             MANUFACTURING (1.1%)
   201,000   Foamex International Inc.*..............................................        2,085,375
                                                                                       ---------------
             REAL ESTATE INVESTMENT TRUST (3.9%)
    95,155   Alexander Haagen Properties, Inc........................................        1,106,177
    58,100   Avalon Properties, Inc..................................................        1,183,787
    12,000   Camden Property Trust...................................................          265,500
   105,000   Irvine Apartment Communities, Inc.......................................        1,850,625
    50,000   Patriot American Hospitality............................................        1,281,250
    35,000   Reckson Associates Realty Corp..........................................          927,500
    25,000   Urban Shopping Centers, Inc.............................................          550,000
                                                                                       ---------------
                                                                                             7,164,839
                                                                                       ---------------
             RESTAURANTS (1.1%)
   105,000   Brinker International, Inc.*............................................        1,561,875
    75,000   Flagstar Companies, Inc.*...............................................          393,750
                                                                                       ---------------
                                                                                             1,955,625
                                                                                       ---------------
             RETAIL (1.5%)
    35,000   Michaels Stores, Inc.*..................................................          568,750
    58,700   TJX Companies, Inc......................................................          697,062
    20,000   Toys 'R' Us, Inc.*......................................................          540,000
    54,500   Waban, Inc.*............................................................        1,028,688
                                                                                       ---------------
                                                                                             2,834,500
                                                                                       ---------------
             TRANSPORTATION (0.2%)
    40,000   Team Rental Group, Inc.*................................................          390,000
                                                                                       ---------------

             TOTAL COMMON STOCKS
             (IDENTIFIED COST $21,087,206)...........................................       18,360,885
                                                                                       ---------------

 NUMBER OF                                                              EXPIRATION
 WARRANTS                                                                  DATE           VALUE
----------------------------------------------------------------------------------------------------

             WARRANTS (0.0%)
             TELECOMMUNICATIONS
    45,000   Audiovox Corp. - 144A** (Identified Cost $0)*............     03/15/01           67,500
                                                                                     ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                  VALUE
------------------------------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS (16.9%)
             U.S. GOVERNMENT AGENCIES (a) (16.8%)
 $   4,000   Federal Home Loan Banks
             5.57% due 10/18/95......................................................  $     3,989,479
    19,100   Federal Home Loan Mortgage Corp.
             5.65 to 6.30% due 10/02/95 to 10/06/95***...............................       19,090,770
     8,000   Federal National Mortgage Association
             5.60 to 5.63% due 10/10/95 to 10/12/95..................................        7,987,525
                                                                                       ---------------

             TOTAL U.S. GOVERNMENT AGENCIES
             (AMORTIZED COST $31,067,774)............................................       31,067,774
                                                                                       ---------------

             REPURCHASE AGREEMENT (0.1%)
       217   The Bank of New York
             5.375% due 10/02/95 (dated 09/29/95; proceeds $217,096; collateralized by $228,527 U.S. Treasury Note 7.25% due 05/15/04 valued at $249,505)
             (Identified Cost $216,999)..............................................          216,999
                                                                                       ---------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $31,284,773)...........................................       31,284,773
                                                                                       ---------------

TOTAL INVESTMENTS
(IDENTIFIED COST $196,625,050) (B)...........      104.2%   193,120,661

LIABILITIES IN EXCESS OF OTHER ASSETS........       (4.2)    (7,722,296)
                                                   -----   ------------

NET ASSETS...................................      100.0%  $185,398,365
                                                   -----   ------------
                                                   -----   ------------

---------------------
WI   Securities purchased on a when issued basis.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
*** Some or all of these securities are segregated in connection with when-issue securities.
 +   Payment-in-kind security.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes is $197,493,421; the aggregate gross unrealized appreciation is $7,999,341 and the aggregate gross unrealized depreciation is $12,372,101, resulting in net unrealized depreciation of $4,372,760.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

ASSETS:
Investments in securities, at value
  (identified cost $196,625,050)............................  $ 193,120,661
Receivable for:
    Investments sold........................................      2,065,625
    Interest................................................      1,313,598
    Dividends...............................................        209,320
    Shares of beneficial interest sold......................        121,345
Prepaid expenses and other assets...........................         16,089
                                                              -------------

     TOTAL ASSETS...........................................    196,846,638
                                                              -------------

LIABILITIES:
Payable for:
    Investments purchased...................................     10,876,125
    Plan of distribution fee................................        151,433
    Dividends to shareholders...............................         98,221
    Investment management fee...............................         90,860
    Shares of beneficial interest repurchased...............         88,279
Accrued expenses and other payables.........................        143,355
                                                              -------------

     TOTAL LIABILITIES......................................     11,448,273
                                                              -------------

NET ASSETS:
Paid-in-capital.............................................    552,749,655
Net unrealized depreciation.................................     (3,504,389)
Accumulated undistributed net investment income.............      5,408,228
Accumulated net realized loss...............................   (369,255,129)
                                                              -------------

     NET ASSETS.............................................  $ 185,398,365
                                                              -------------
                                                              -------------

NET ASSET VALUE PER SHARE,
  15,885,991 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF
  $.01 PAR VALUE)...........................................
                                                                     $11.67
                                                              -------------
                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1995

NET INVESTMENT INCOME:

INCOME
Interest....................................................  $10,345,101
Dividends (net of $2,372 foreign withholding tax)...........    2,538,044
                                                              -----------

     TOTAL INCOME...........................................   12,883,145
                                                              -----------

EXPENSES
Plan of distribution fee....................................    1,790,824
Investment management fee...................................    1,074,494
Transfer agent fees and expenses............................      368,931
Registration fees...........................................       73,370
Shareholder reports and notices.............................       62,399
Professional fees...........................................       59,863
Custodian fees..............................................       34,737
Trustees' fees and expenses.................................       25,679
Other.......................................................       12,513
                                                              -----------

     TOTAL EXPENSES.........................................    3,502,810
                                                              -----------

     NET INVESTMENT INCOME..................................    9,380,335
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................   10,976,243
Net change in unrealized depreciation.......................    2,262,729
                                                              -----------

     NET GAIN...............................................   13,238,972
                                                              -----------

NET INCREASE................................................  $22,619,307
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                              SEPTEMBER 30, 1995   SEPTEMBER 30, 1994
-----------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................     $  9,380,335         $  7,373,073
Net realized gain...........................................       10,976,243           24,216,296
Net change in unrealized appreciation/depreciation..........        2,262,729          (21,824,460)
                                                              ------------------   ------------------

     NET INCREASE...........................................       22,619,307            9,764,909
                                                              ------------------   ------------------

Dividends to shareholders from net investment income........       (8,166,179)          (7,325,103)
Net decrease from transactions in shares of beneficial
  interest..................................................      (19,449,807)         (19,938,327)
                                                              ------------------   ------------------

    TOTAL DECREASE..........................................       (4,996,679)         (17,498,521)

NET ASSETS:
Beginning of period.........................................      190,395,044          207,893,565
                                                              ------------------   ------------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $5,408,228 AND $3,360,672, RESPECTIVELY)................     $185,398,365         $190,395,044
                                                              ------------------   ------------------
                                                              ------------------   ------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Convertible Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on May 21, 1985 and commenced operations on October 31, 1985.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts on securities purchased are accreted over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995, CONTINUED

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays its Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.60% to the portion of average daily net assets not exceeding $750 million; 0.55% to the portion of average daily net assets exceeding $750 million but not exceeding $1 billion; 0.50% to the portion of average daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.475% to the portion of average daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.45% to the portion of average daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.425% to the portion of average daily net assets exceeding $3 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995, CONTINUED

gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended September 30, 1995, it received approximately $76,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1995 aggregated $217,276,501 and $245,971,391, respectively. For the same period, the Fund incurred brokerage commissions of $27,100 with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 1995, the Fund had transfer agent fees and expenses payable of approximately $36,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1995, CONTINUED

the last five years of service. Aggregate pension costs for the year ended September 30, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,987. At September 30, 1995, the Fund had an accrued pension liability of $52,482 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                                        SEPTEMBER 30, 1995            SEPTEMBER 30, 1994
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    2,692,941   $   29,337,865     2,423,832   $ 26,535,360
Reinvestment of dividends........................................      648,602        6,920,932       578,431      6,216,691
                                                                   -----------   --------------   -----------   ------------
                                                                     3,341,543       36,258,797     3,002,263     32,752,051
Repurchased......................................................   (5,171,631)     (55,708,604)   (4,869,009)   (52,690,378)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................   (1,830,088)  $  (19,449,807)   (1,866,746)  $(19,938,327)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

During the year ended September 30, 1995, the Fund utilized approximately $10,073,000 of its net capital loss carryover. At September 30, 1995, the Fund had a net capital loss carryover of approximately $368,387,000 to offset future capital gains to the extent provided by regulations available through September 30 of the following years:

                             AMOUNTS IN THOUSANDS
------------------------------------------------------------------------------
  1996         1997          1998         1999         2000          Total
---------  -------------  -----------  -----------  -----------  -------------
$   5,107  $     218,065  $    36,349  $    46,135  $    62,731  $     368,387

As of September 30, 1995, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to corporate reorganizations. To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1995, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $833,400.

7. AGREEMENT AND PLAN OF REORGANIZATION

On August 24, 1995, the Board of Trustees of TCW/DW Global Convertible Trust ("Global Convertible"), an open-end, non-diversified management investment company, unanimously adopted an Agreement and Plan of Reorganization, whereby shareholders of Global Convertible would become shareholders of the Fund receiving shares of the Fund equal to the value of their holdings in Global Convertible (the "Reorganization"). The Fund's investment objective and policies will not be changed as a result of the Reorganization. The Reorganization is contingent upon the approval of Global Convertible Shareholders as of record date October 20, 1995.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                       FOR THE YEAR ENDED SEPTEMBER 30
                   -------------------------------------------------------------------------------------------------------
                       1995           1994           1993           1992           1991           1990           1989
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of
 period..........     $    10.75     $    10.62     $     8.92      $    8.67      $    7.65      $    9.68      $    8.63
                          ------         ------         ------          -----          -----          -----          -----

Net investment
 income..........           0.60           0.42           0.37           0.34           0.37           0.46           0.48
Net realized and
 unrealized gain
 (loss)..........           0.82           0.11           1.67           0.15           1.05          (2.06)          1.20
                          ------         ------         ------          -----          -----          -----          -----

Total from
 investment
 operations......           1.42           0.53           2.04           0.49           1.42          (1.60)          1.68
                          ------         ------         ------          -----          -----          -----          -----

Less dividends
 and
 distributions
 from:
   Net investment
   income........          (0.50)         (0.40)         (0.34)         (0.24)         (0.40)         (0.43)         (0.63)
   Net realized
   gain..........       --             --             --             --             --             --             --
                          ------         ------         ------          -----          -----          -----          -----

Total dividends
 and
 distributions...          (0.50)         (0.40)         (0.34)         (0.24)         (0.40)         (0.43)         (0.63)
                          ------         ------         ------          -----          -----          -----          -----

Net asset value,
 end of period...     $    11.67     $    10.75     $    10.62      $    8.92      $    8.67      $    7.65      $    9.68
                          ------         ------         ------          -----          -----          -----          -----
                          ------         ------         ------          -----          -----          -----          -----

TOTAL INVESTMENT
RETURN+..........          13.68%          5.02%         23.22%          5.69%         18.93%       (16.93)%         20.20%

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........           1.96%          1.93%          1.93%          1.92%          1.92%          1.88%          1.76%

Net investment
 income..........           5.24%          3.68%          3.44%          3.43%          4.34%          4.96%          4.93%

SUPPLEMENTAL DATA:
Net assets, end
 of period, in
 millions........           $185           $190           $208           $218           $297           $413           $822

Portfolio
 turnover rate...            138%           184%           221%           145%           133%            92%           167%

                                                               FOR THE PERIOD
                                                                  THROUGH
                        1988             1987                SEPTEMBER 30, 1986
--------------------------------------------------------------------------------------------------------------------------


PER SHARE OPERATI
Net asset value,
 beginning of
 period..........       $    12.42       $    11.22                 $    10.00
                            ------           ------                     ------
Net investment
 income..........             0.38             0.48                       0.76
Net realized and
 unrealized gain
 (loss)..........            (2.87)            1.59                       1.22**
                            ------           ------                     ------
Total from
 investment
 operations......            (2.49)            2.07                       1.98
                            ------           ------                     ------
Less dividends
 and
 distributions
 from:
   Net investment
   income........            (0.23)           (0.46)                     (0.76)
   Net realized
   gain..........            (1.07)           (0.41)                 --
                            ------           ------                     ------
Total dividends
 and
 distributions...            (1.30)           (0.87)                     (0.76)
                            ------           ------                     ------
Net asset value,
 end of period...       $     8.63       $    12.42                 $    11.22
                            ------           ------                     ------
                            ------           ------                     ------
TOTAL INVESTMENT
RETURN+..........          (19.79)%           19.21%                         19.91     %(1)
RATIOS TO AVERAGE
NET ASSETS:
Expenses.........             1.79%            1.62%                          1.72     %(2)
Net investment
 income..........             3.87%            3.85%                          7.11     %(2)
SUPPLEMENTAL DATA
Net assets, end
 of period, in
 millions........           $1,073           $2,029                              $1,488
Portfolio
 turnover rate...              472%             572%                           272     %(1)

---------------------
 *   Commencement of operations.
**   Includes the effect of capital share transactions.
 +   Does not reflect the deduction of sales charge.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER CONVERTIBLE SECURITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Convertible Securities Trust, (the "Fund") at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the nine years in the period then ended and for the period October 31, 1985 (commencement of operations) through September 30, 1986, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1995, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
OCTOBER 18, 1995

--------------------------------------------------------------------------------

                      1995 FEDERAL TAX NOTICE (UNAUDITED)

       During  the fiscal  year ended September  30, 1995,  15.39% of the
       income  dividends  qualified  for  dividends  received   deduction
       available to corporations.

TRUSTEES
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo               DEAN WITTER
Edwin J. Garn                        CONVERTIBLE
John R. Hiare                        SECURITIES
Dr. Manuel H. Johnson                TRUST
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Ronald J. Worobel
Vice President

Michael G. Knox
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048





This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and turstees, fees, expenses and other pertinent information, please see the prospectus of the Fund

This report is not authorized for distribution to prospective infestors in the Fund unless prreceded or accompanied by an effective prospectus.



ANNUAL REPORT
SEPTEMBER 30, 1995

                   DEAN WITTER CONVERTIBLE SECURITIES TRUST
                              GROWTH OF $10,000



          DATE                   TOTAL             GOLDMAN SACHS
   |------------------------|-------------------|-------------------------|
   | October 31, 1985       |      $10,000      |        $10,000          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1986     |      $11,991      |        $12,282          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1987     |      $14,295      |        $15,023          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1988     |      $11,465      |        $13,998          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1989     |      $13,781      |        $15,696          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1990     |      $11,449      |        $13,322          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1991     |      $13,615      |        $16,742          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1992     |      $14,390      |        $19,756          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1993     |      $17,731      |        $23,402          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1994     |      $18,621      |        $24,006          |
   |------------------------|-------------------|-------------------------|
   | September 30, 1995     |      $21,168(3)   |        $28,536          |
   |------------------------|-------------------|-------------------------|




                           AVERAGE ANNUAL TOTAL RETURNS

                   1 YEAR         5 YEARS         LIFE OF FUND
                |------------|----------------|-------------------|
                | 13.68(1)   |     13.08(1)   |     7.86(1)       |
                |------------|----------------|-------------------|
                | 8.68(2)    |     12.83(2)   |     7.86(2)       |
                |------------|----------------|-------------------|


                |------------------------------------------------|
                | __ Fund         __ Goldman Sachs (4)           |
                |------------------------------------------------|



Past performance is not predictive of future returns.

---------------------------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC)
     (1 year-5%, 5 years-2%, since inception-0%). See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value  assuming a complete redemption on September 30, 1995.

(4) The Goldman Sachs Convertible 100 Index tracks the performance of 100 equally weighted convertible issues with market capitalizations of at least $100 million. The index does not include any expenses, fees or charges.

PROSPECTUS
AUGUST 28, 1995

TCW/DW Global Convertible Trust (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is to attain a high level of total return through a combination of capital appreciation and current income. The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in convertible securities of domestic and foreign issuers rated B or higher by Moody's Investors Service, Inc. or Standard & Poor's Corporation or, if not rated, determined to be of comparable quality. There is no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

THE FUND MAY INVEST WITHOUT LIMITATION IN CONVERTIBLE AND OTHER FIXED-INCOME SECURITIES RATED BELOW INVESTMENT GRADE (COMMONLY KNOWN AS "JUNK BONDS"). INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISK, INCLUDING THE RISK OF DEFAULT, THAN HIGHER RATED SECURITIES, AND ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. SEE "INVESTMENT OBJECTIVE AND POLICIES."

Shares of the Fund will be priced at the net asset value per share next determined following receipt of an order without imposition of a sales charge. However, repurchases and/or redemptions of shares are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Repurchases and Redemptions--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 1% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."

On August 24, 1995, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization by and between the Fund and Dean Witter Convertible Securities Trust ("Convertible Trust"), pursuant to which the assets of the Fund would be combined with those of Convertible Trust and shareholders of the Fund would become shareholders of Convertible Trust receiving shares of Convertible Trust equal to the value of their holdings in the Fund (the "Reorganization"). The Reorganization is subject to the approval of shareholders of the Fund. See "The Fund and its Management."


TABLE OF CONTENTS

Prospectus Summary/ 2
Summary of Fund Expenses/ 3
Financial Highlights/ 4
The Fund and its Management/ 5
Investment Objective and Policies/ 6
 Special Risk Considerations/ 8
Investment Restrictions/ 13
Purchase of Fund Shares/ 14
Shareholder Services/ 16
Repurchases and Redemptions/ 18
Dividends, Distributions and Taxes/ 20
Performance Information/ 21
Additional Information/ 22
Appendix/ 23

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated August 28, 1995, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     TCW/DW GLOBAL CONVERTIBLE TRUST
     Two World Trade Center
     New York, New York 10048
     (212) 392-2550 or (800) 869-6397

     Dean Witter Distributors Inc.
     Distributor

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end, non-diversified management investment company investing at least 65% of its total assets in convertible securities of domestic and foreign issuers. On August 24, 1995, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization by and between the Fund and Dean Witter Convertible Securities Trust pursuant to which the assets of both funds would be combined (see page 6).

--------------------------------------------------------------------------------

OFFERING PRICE           At net asset value (see page 14). Shares redeemed
                         within six years of purchase are subject to a contingent deferred sales charge under most circumstances (see pages 14 and 18).

--------------------------------------------------------------------------------

MINIMUM PURCHASE         Minimum initial purchase is $1,000. Minimum subsequent
                         purchase is $100 (see page 14).

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE     The investment objective of the Fund is a high level of
                         total return through a combination of capital appreciation and current income.

--------------------------------------------------------------------------------

MANAGER Dean Witter Services Company Inc. (the "Manager"), a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), is the Fund's manager. The Manager also serves as manager to twelve other investment companies advised by TCW Funds Management, Inc. (the "TCW/DW Funds"). The Manager and InterCapital serve in various investment management, advisory, management and administrative capacities to a total of ninety-four investment companies and other portfolios with assets of approximately $73.2 billion at June 30, 1995.

--------------------------------------------------------------------------------

ADVISER TCW Funds Management, Inc. (the "Adviser") is the Fund's investment adviser. In addition to the Fund, the Adviser serves as investment adviser to twelve other TCW/DW Funds. As of June 30, 1995, the Adviser and its affiliates had approximately $50 billion under management or committed to management in various fiduciary or advisory capacities, primarily to institutional investors.

--------------------------------------------------------------------------------

MANAGEMENT AND           The Manager receives a monthly fee at the annual rate
ADVISORY FEES            of 0.51% of daily net assets. The Adviser receives a
                         monthly fee at an annual rate of 0.34% of daily net assets. (see page 5).

--------------------------------------------------------------------------------

DIVIDENDS                Income dividends are paid quarterly. Capital gains, if
                         any, will be distributed no less than annually.
                         Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash.

--------------------------------------------------------------------------------

DISTRIBUTOR              Dean Witter Distributors Inc. (the "Distributor"). The
                         Distributor receives from the Fund a distribution fee accrued daily and payable monthly at the rate of 1% per annum of the lesser of (i) the average daily aggregate net sales or (ii) the Fund's average daily net assets.
                         This fee compensates the Distributor for services provided in distributing shares of the Fund and for sales-related expenses. The Distributor also receives the proceeds of any contingent deferred sales charges
                         (see pages 14-15).

--------------------------------------------------------------------------------

REDEMPTION--             Shares are redeemable by the shareholder at net asset
CONTINGENT DEFERRED      value. An account may be involuntarily redeemed if the
SALES CHARGE             total value of the account is less than $100. Although
                         no commission or sales load is imposed upon the purchase of shares, a contingent deferred sales charge
                         (scaled down from 5% to 1%) is imposed on any redemption of shares if after such redemption the aggregate current value of an account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see pages 18-20).

--------------------------------------------------------------------------------

RISK CONSIDERATIONS      The net asset value of the Fund's shares will fluctuate
                         with changes in the market value of the Fund's portfolio securities. The value of the Fund's convertible portfolio securities generally increases or decreases due to economic and market factors affecting the value of the underlying common stock, as well as changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in value, while a drop in interest rates will result in an increase in value. The high yield, high risk fixed-income securities in which the Fund may invest are subject to greater risk of loss of income and principal than higher rated, lower yielding fixed-income securities. The prices of high yield, high risk securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company
                         Act of 1940, as amended. As a result, a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. However, the Fund intends to continue to qualify as a regulated investment company under the federal income tax laws and, as such, is subject to the diversification requirements of the Internal Revenue Code. The Fund invests in the securities of foreign issuers which entails certain additional risks. The Fund may also invest in options and futures transactions and other hedging techniques in connection with its foreign securities investments and may purchase securities on a when-issued, delayed delivery or "when, as and if issued" basis, which involve certain special risks (see pages 7-13).

--------------------------------------------------------------------------------

       THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION
               APPEARING ELSEWHERE IN THIS PROSPECTUS AND IN THE
                      STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

     The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ending June 30, 1996.

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge Imposed on Purchases. . . . . . . . . . . . . . .    None
Maximum Sales Charge Imposed on Reinvested Dividends . . . . . . . . .    None
Contingent Deferred Sales Charge (as a percentage of
 the lesser of original purchase price or redemption proceeds) . . . .     5.0%

     A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE PAYMENT MADE                              PERCENTAGE

    First. . . . . . . . . . . . . . . . . . . . . . . . . .       5.0%
    Second . . . . . . . . . . . . . . . . . . . . . . . . .       4.0%
    Third. . . . . . . . . . . . . . . . . . . . . . . . . .       3.0%
    Fourth . . . . . . . . . . . . . . . . . . . . . . . . .       2.0%
    Fifth. . . . . . . . . . . . . . . . . . . . . . . . . .       2.0%
    Sixth. . . . . . . . . . . . . . . . . . . . . . . . . .       1.0%
    Seventh and thereafter . . . . . . . . . . . . . . . . .      None
Redemption Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .    None
Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management and Advisory Fees+. . . . . . . . . . . . . . . . . . . . .    0.85%
12b-1 Fees*+ . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.00%
Other Expenses+. . . . . . . . . . . . . . . . . . . . . . . . . . . .    1.65%
Total Fund Operating Expenses**+ . . . . . . . . . . . . . . . . . . .    3.50%

---------------
*The 12b-1 fee is accrued daily and payable monthly, at an annual rate of 1.00% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since inception (not including reinvestment of dividends or distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived, or (b) the Fund's daily net assets. A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines (see "Purchase of Fund Shares").

** "Total Fund Operating Expenses," as shown above, is based upon the sum of the 12b-1 Fees, Management and Advisory Fees and estimated "Other Expenses," to be incurred by the Fund for the fiscal year ending June 30, 1996.

+InterCapital had undertaken to assume all operating expenses (except for any 12b-1 and/or brokerage fees) and the Manager had agreed to waive the compensation provided for in its Management Agreement and the Adviser had undertaken to waive the compensation provided for in its Advisory Agreement, until such time as the Fund had $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurred first. After this period, InterCapital continued to assume all operating expenses (except for 12b-1 and/or brokerage fees) and the Manager and the Adviser continued to waive their respective compensation until August 23, 1995. The fees and expenses disclosed above do not reflect the assumption of any expenses or the waiver of any compensation other than the assumption of expenses due to mandatory expense limitation.

EXAMPLE
                                                               1 year    3 years
                                                               ------    -------

You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and
 (2) redemption at the end of each time period:. . . . .         $85      $137
You would pay the following expenses on the same
 investment, assuming no redemption: . . . . . . . . . .         $35      $107

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Plan of Distribution" and "Repurchases and Redemptions" in this Prospectus.

     Long-term shareholders of the Fund may pay more in sales charges including distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout the period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further unaudited information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.


                                                          FOR THE PERIOD
                                                         OCTOBER 31, 1994*
                                                              THROUGH
                                                           JUNE 30, 1995
                                                         -----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period . . . . . . . . . .      $10.00
                                                              ------
Net investment income. . . . . . . . . . . . . . . . . .        0.27
Net realized and unrealized gain . . . . . . . . . . . .        0.53
                                                              ------
Total from investment operations . . . . . . . . . . . .        0.80
                                                              ------
Less dividends from net investment income. . . . . . . .       (0.24)
                                                              ------
Net asset value, end of period . . . . . . . . . . . . .      $10.56
                                                              ------
                                                              ------

TOTAL INVESTMENT RETURN+ . . . . . . . . . . . . . . . .        7.99%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses . . . . . . . . . . . . . . . . . . . . . . . .        1.00%(2)(3)
Net investment income. . . . . . . . . . . . . . . . . .        4.07%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) . . . . . . . .     $18,873
Portfolio turnover rate. . . . . . . . . . . . . . . . .          61%(1)

---------------
*    COMMENCEMENT OF OPERATIONS.
+    DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3)  INTERCAPITAL HAD UNDERTAKEN TO ASSUME ALL OPERATING EXPENSES (EXCEPT FOR
     ANY 12b-1 AND/OR BROKERAGE FEES) AND THE MANAGER HAD AGREED TO WAIVE THE
     COMPENSATION PROVIDED FOR IN ITS MANAGEMENT AGREEMENT AND THE ADVISER HAD
     UNDERTAKEN TO WAIVE THE COMPENSATION PROVIDED FOR IN ITS ADVISORY
     AGREEMENT, UNTIL SUCH TIME AS THE FUND HAD $50 MILLION OF NET ASSETS OR
     UNTIL SIX MONTHS FROM THE DATE OF COMMENCEMENT OF THE FUND'S OPERATIONS,
     WHICHEVER OCCURRED FIRST. INTERCAPITAL WILL CONTINUE TO ASSUME ALL
     OPERATING EXPENSES (EXCEPT FOR 12b-1 AND/OR BROKERAGE FEES) AND THE MANAGER
     AND THE ADVISER WILL CONTINUE TO WAIVE THEIR RESPECTIVE COMPENSATION UNTIL
     SUCH TIME AS THE FUND HAS $50 MILLION OF NET ASSETS OR UNTIL AUGUST 23,
     1995, WHICHEVER OCCURS FIRST. IF THE FUND HAD BORNE ALL EXPENSES, AFTER
     APPLICATION OF THE EXPENSE LIMITATION, THE ABOVE ANNUALIZED EXPENSE AND NET
     INVESTMENT INCOME RATIOS WOULD HAVE BEEN 3.50% AND 1.48%, RESPECTIVELY.



                        SEE NOTES TO FINANCIAL STATEMENTS

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

     TCW/DW Global Convertible Trust (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on June 29, 1994.

     Dean Witter Services Company Inc. (the "Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

     The Manager acts as manager to twelve other TCW/DW Funds. The Manager and InterCapital serve in various investment management, advisory, management and administrative capacities to a total of ninety-four investment companies, thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $71 billion as of June 30, 1995. InterCapital also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $2.2 billion at such date.

     The Fund has retained the Manager to manage its business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide all administrative services.

     TCW Funds Management, Inc. (the "Adviser"), whose address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is the Fund's investment adviser. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW. The Adviser serves as investment adviser to twelve other TCW/DW Funds in addition to the Fund. As of June 30, 1995, the Adviser and its affiliated companies had approximately $50 billion under management or committed to management, primarily from institutional investors.

     The Fund has retained the Adviser to invest the Fund's assets.

     The Fund's Trustees review the various services provided by the Manager and the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

     As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.51% to the Fund's net assets. As compensation for its investment advisory services, the Fund pays the Adviser monthly compensation calculated daily by applying an annual rate of 0.34% to the Fund's net assets. The total fees paid by the Fund to the Manager and the Adviser are higher than the fees paid by most other investment companies for similar services.

     The Fund's expenses include: the fees of the Manager and the Adviser; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; legal, transfer agent, custodian and auditing fees; federal and state registration fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Manager or Adviser under their respective Agreements with the Fund. InterCapital had undertaken to assume all expenses (except for the Plan of Distribution fee and brokerage fees) and the Manager had undertaken to waive the compensation provided for in its Management Agreement, and the Adviser had undertaken to waive the compensation provided for in its Advisory Agreement, until such time as the Fund had $50 million of net assets or until six months from the date of commencement of operations, whichever occurred first. After this period, InterCapital continued to assume all operating expenses (except for 12b-1 and/or brokerage fees) and the Manager and the Adviser continued to waive their respective compensation until August 23, 1995.

     On August 24, 1995, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization by and between the Fund and Dean Witter Convertible Securities Trust ("Convertible Trust"), pursuant to which the assets of the Fund would be combined with those of Convertible Trust and shareholders of the Fund would become shareholders of Convertible Trust receiving shares of Convertible Trust equal to the value of their holdings in the Fund (the "Reorganization"). The Reorganization is subject to the approval of shareholders of the Fund. A proxy statement formally detailing the proposal and the reasons for the Trustees' action, as well as information concerning Convertible Trust, will be distributed to shareholders of the Fund.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

     The investment objective of the Fund is to attain a high level of total return through a combination of capital appreciation and current income. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

     The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in convertible securities of domestic and foreign issuers. Under normal circumstances, the Fund will invest in convertible securities of issuers located in at least three countries, one of which is the United States. The convertible securities in which the Fund may invest include bonds, debentures, corporate notes, preferred stock or other similar securities that may be converted into or exchanged for a prescribed amount of common stock or other equity of the same or different issuer within or at a particular period of time at a specified price or formula. With respect to the Fund's policy of investing at least 65% of its total assets in convertible securities, any common stock or other equity security received as a result of a conversion of a convertible security will not require elimination from the Fund's portfolio.

     Up to 35% of the Fund's total assets may be invested in any combination and quantity of domestic or foreign common stock, non-convertible preferred stock, non-convertible corporate debt securities, options and warrants on debt and equity securities, financial futures contracts and related options thereon, and money market instruments.

     The Fund will invest at least 25% of its total assets in securities of United States issuers at all times. In addition, the Fund may invest, from time to time, more than 25% of its total assets in securities issued by issuers located in Japan. Any concentration of the Fund's assets in Japanese issuers would subject the Fund to the risks of adverse social, political or economic events which occur in Japan. Specifically, investments in the Japanese stock market may entail a higher degree of risk than investments in other markets as, by fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole may appear expensive relative to other world stock markets (I.E., the prices of Japanese stocks may be relatively high). In addition, the prices of securities traded on the Japanese markets may be more volatile than many other markets.

     The Fund's investments in convertible securities generally will be determined pursuant to a "bottom-up" approach. That is, the Adviser's principal emphasis will consist of identifying underpriced opportunities based on currently observable pricing and terms and according secondary importance to projections regarding appreciation of the common stocks and equities underlying the convertible securities and to overall economic and stock market projections.

     The Fund may invest in convertible securities and other fixed-income securities rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds (commonly known as "junk bonds"). Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's").

(Convertible and other fixed-income securities rated BBB by S&P or Baa by Moody's, which generally are regarded as having an adequate capacity to pay interest and repay principal, have speculative characteristics.) However, the Fund will not invest in convertible and other fixed-income securities that are rated lower than B by S&P or Moody's or, if not rated, determined to be of comparable quality by the Adviser. The Fund will not invest in fixed-income securities that are in default in payment of principal or interest. A description of fixed-income securities ratings is contained in the Appendix to this Prospectus.

     Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government or its agencies (Treasury bills, notes and bonds); obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

     There may be periods during which, in the opinion of the Adviser, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets is invested in money market instruments or cash.

     The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "Act"), and as such is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

PORTFOLIO CHARACTERISTICS

     CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will generally sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

     FOREIGN SECURITIES. As noted above, the Fund may invest in securities of foreign companies. Such investments may also be in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.

SPECIAL RISK CONSIDERATIONS

     CONVERTIBLE SECURITIES. The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's convertible securities will increase or decrease due to a variety of economic, market and political factors affecting the underlying common shares, as well as changes in prevailing interest rates, none of which can be predicted. In addition, see "High Yield, High Risk Securities" below for a discussion of the risks of investing in convertible and other fixed-income securities below investment grade.

     FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

     Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward foreign currency exchange contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

     Investments in foreign securities, particularly in securities of issuers located in emerging market or developing countries, will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, restrictions on foreign investment and repatriation of capital, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, there may be less investment community research and coverage with respect to certain foreign convertible securities. Also, aggregate market indexes to use as benchmarks when comparing performance are generally not available for foreign convertible securities.

     Additionally, many of the emerging market or developing countries in which the Fund may invest may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund's assets.

     Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic U.S. banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

     HIGH YIELD, HIGH RISK SECURITIES. Because of the ability of the Fund to invest in certain high yield, high risk convertible and other fixed-income securities (commonly known as "junk bonds"), the Adviser must take into account the special nature of such securities and certain special considerations in assessing the risks associated with such investments. Although the growth of the high yield securities market in the 1980s had paralleled a long economic expansion, since that time many issuers have been affected by adverse economic and market conditions. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

     The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of the Fund.

     The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities. In addition, new laws and potential new laws may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Fund.

OTHER INVESTMENT POLICIES

     WARRANTS AND STOCK RIGHTS. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. The Fund may also invest in stock rights. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants and stock rights attached to other securities without reference to the foregoing limitations.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize those risks. See the Statement of Additional Information for a further discussion of such investments.

     PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

     The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

     LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

OPTIONS AND FUTURES TRANSACTIONS

     The Fund may purchase and sell (write) call and put options on portfolio securities and on the U.S. dollar or foreign currencies which are or may in the future be listed on securities exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar or foreign currencies, without limit, in order to aid it in achieving its investment objective. The Fund may also write covered put options; however, the aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Fund's net assets.

     The Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

     The Fund may also purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any of the foreign currencies ("currency futures"), on U.S. or foreign fixed-income securities ("interest rate futures") and on such indexes of U.S. or foreign equity, fixed-income or convertible securities as may exist or come into being ("index futures"). The Fund will purchase or sell interest rate futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) against changes in prevailing interest rates. The Fund may purchase or sell index futures or currency futures for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices (or the currency in which they are denominated).

     The Fund, for hedging purposes, also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

     New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

     RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

     While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of such risks.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

     A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

     The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     At other times, when, for example, the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Adviser when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

     In addition, when the Adviser anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency.

     In all of the above circumstances, if the currency in which the Fund securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the secu-rities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency- denominated securities and will not do so unless deemed appropriate by the Adviser. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements related to qualification as a regulated investment company (see "Dividends, Distributions, and Taxes").

PORTFOLIO MANAGEMENT

     The Fund's portfolio is actively managed by its Adviser with a view to achieving the Fund's investment objective. Robert M. Hanisee, Managing Director of the Adviser, and Kevin A. Hunter, Senior Vice President of the Adviser, are the primary portfolio managers of the Fund. Messrs. Hanisee and Hunter have been primary portfolio managers of the Fund since April, 1995, and have been portfolio managers with affiliates of The TCW Group, Inc. since 1990 and 1989, respectively.

     In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager, and others regarding economic developments and interest rate trends, and the Adviser's own analysis of factors it deems relevant.

     Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR. The Fund may incur brokerage commissions on transactions conducted through DWR. It is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 100% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate.

     Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and thus may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

     The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund may not:

          1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

     The Fund offers its shares to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers (which may include TCW Brokerage Services, an affiliate of the Adviser) who have entered into selected broker-dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

     The minimum initial purchase is $1,000 and subsequent purchases of $100 or more may be made by sending a check, payable to TCW/DW Global Convertible Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or other Selected Broker-Dealer. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.

     Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions.

     The offering price will be the net asset value per share next determined following receipt of an order by the Transfer Agent (see "Determination of Net Asset Value"). While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Repurchases and Redemptions"). Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

     Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed distribution expenses. For the fiscal period ended June 30, 1995, the Fund accrued payments under the Plan amounting to $111,428, which is equal to 1.0% of the Fund's average daily net assets for the fiscal period. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan.

     At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Repurchases and Redemptions-- Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that the excess distribution expenses (including the carrying charge described above) totalled $1,398,806 at June 30, 1995, which was equal to 7.41% of the Fund's net assets on such date.

     Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount, if any, does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service (if there were no sales that day, the security is valued at the latest bid price); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short- term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES

     AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other TCW/DW Fund), unless the shareholder requests that they be paid in cash.

     INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Repurchases and Redemptions").

     EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

     SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Repurchases and Redemptions--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

     Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for information about any of the above services.

     TAX SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

     For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

     The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of any other TCW/DW Fund sold with a contingent deferred sales charge ("CDSC Funds"), for shares of TCW/DW North American Government Income Trust, TCW/DW Income and Growth Fund and TCW/DW Balanced Fund, TCW/DW North American Intermediate Income Trust, and for shares of five money market funds for which InterCapital serves as investment manager: Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (the foregoing nine funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

     Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, other than other TCW/DW Funds and the five money market funds listed above.

     An exchange to another CDSC Fund or to any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund or any other TCW/DW Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any TCW/DW Fund can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund (see "Repurchases and Redemptions--Contingent Deferred Sales Charge"). However, in the case of shares of the Fund exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

     Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund, each of the other TCW/DW Funds and each of the money market funds may in its discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such other TCW/DW Funds or money market funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

     The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

     If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the money market funds for which the Exchange Privilege is available pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-6397 (toll free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

     Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the the Manager.

     Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REPURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

     REPURCHASE. DWR and other Selected Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC (see below).

     The CDSC, if any, will be the only fee imposed by the Fund, the Distributor, DWR or other Selected Broker-Dealer. The offers by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth below under "Redemption."

     REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional documentation required by the Transfer Agent.

     CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                                         CONTINGENT DEFERRED
       YEAR SINCE                           SALES CHARGE
        PURCHASE                         AS A PERCENTAGE OF
      PAYMENT MADE                         AMOUNT REDEEMED
      ------------                       -------------------

First. . . . . . . . . . . . . . . .            5.0%
Second . . . . . . . . . . . . . . .            4.0%
Third. . . . . . . . . . . . . . . .            3.0%
Fourth . . . . . . . . . . . . . . .            2.0%
Fifth. . . . . . . . . . . . . . . .            2.0%
Sixth. . . . . . . . . . . . . . . .            1.0%
Seventh and thereafter . . . . . . .            None

     A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and
(iii) above (in that order) are redeemed first.

     In addition, the CDSC, if otherwise applicable, will be waived in the case of (i) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship, or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code, provided in either case that the redemption is requested within one year of the death or initial determination of disability, and (ii) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code following attainment of age 59 1/2, and (c) a tax-free return of an excess contribution to an IRA. For the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. All waivers will be granted only following receipt by the Distributor of confirmation of the investor's entitlement.

     PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

     REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares repurchased or redeemed and has not previously exercised this reinstatement privilege may, within thirty days after the date of the repurchase or redemption, reinstate any portion or all of the proceeds of such repurchase or redemption in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such repurchase or redemption.

     INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than $100 and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to $100 or more before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     DIVIDENDS AND DISTRIBUTIONS. The Fund intends to pay quarterly dividends and to distribute substantially all of the Fund's net investment income. The Fund intends to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

     All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

     TAXES. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared with a record date in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period generally must be met.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

     After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

     Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

     Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

     The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over one, five and ten years, or the life of the Fund if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the period. It also assumes reinvestment of all dividends and distributions paid by the Fund.

     In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitation on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     CODE OF ETHICS. The Adviser is subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics, as it pertains to the TCW/DW Funds, contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black out period" prior or subsequent to a TCW/DW Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a TCW/DW Fund; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application. The Adviser's Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the Report of the Advisory Group on Personal Investing of the Investment Company Institute.

     SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone number or address set forth on the front cover of this Prospectus.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                  BOND RATINGS


Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end if its generic rating category.

                            COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                  BOND RATINGS

     A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
     Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

                            COMMERCIAL PAPER RATINGS

     Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

TCW/DW Global Convertible Trust
Two World Trade Center
New York, New York 10048

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Manuel H. Johnson
Paul Kolton
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Thomas E. Larkin, Jr.
President
Sheldon Curtis
Vice President, Secretary and
General Counsel
Robert M. Hanisee
Vice President
Kevin Hunter
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Chase Manhattan Bank, N.A.
Chase Plaza
New York, New York 10005

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.

TCW/DW GLOBAL CONVERTIBLE TRUST

PROSPECTUS
AUGUST 28, 1995

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST

                                     PART B
                      STATEMENT OF ADDITIONAL INFORMATION

    This Statement of Additional Information relates to the shares of beneficial interest of Dean Witter Convertible Securities Trust ("Convertible Trust") to be issued by Convertible Trust, pursuant to an Agreement and Plan of Reorganization, dated as of August 24, 1995, between Convertible Trust and Dean Witter Global Convertible Trust ("Global Convertible") in connection with the acquisition by Convertible Trust of substantially all of the assets, subject to stated liabilities, of Global Convertible. This Statement of Additional
Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated October 25, 1995. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Convertible Trust at Two World Trade Center, New York, New York 10048 or by calling (212) 392-2550 or (800) 869-6397. Please retain this document for future reference.

   THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS OCTOBER 25, 1995.

                               TABLE OF CONTENTS

                                                                                                                      PAGE
                                                                                                                      -----
INTRODUCTION.....................................................................................................           3
ADDITIONAL INFORMATION ABOUT CONVERTIBLE TRUST...................................................................           3
FINANCIAL STATEMENTS.............................................................................................           4

                                  INTRODUCTION

    This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated October 25, 1995 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Global Convertible shareholders in connection with the solicitation of proxies by the Board of Trustees of Global Convertible to be voted at the Special Meeting of Shareholders of Global Convertible to be held on December 19, 1995. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Convertible Trust dated November 22, 1994.

                 ADDITIONAL INFORMATION ABOUT CONVERTIBLE TRUST

INVESTMENT OBJECTIVES AND POLICIES

    For additional information  about Convertible  Trust's investment  objective
and   policies,  see   "Investment  Practices  and   Policies"  and  "Investment
Restrictions" in Convertible Trust's Statement of Additional Information.

MANAGEMENT

    For additional information about the Board of Trustees, officers and management personnel of Convertible Trust, see "The Fund and Its Management" and "Trustees and Officers" in Convertible Trust's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

    For additional information about Convertible Trust's investment manager, see "The Fund and Its Management" in Convertible Trust's Statement of Additional Information. For additional information about Convertible Trust's independent auditors, see "Independent Accountants" in Convertible Trust's Statement of Additional Information. For additional information about other services provided to Convertible Trust see "The Distributor," "Custodian and Transfer Agent" and "Shareholder Services" in Convertible Trust's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

    For   additional  information  about  brokerage  allocation  practices,  see
"Portfolio Transactions and Brokerage" in Convertible Trust's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

    For additional information about the voting rights and other characteristics of the shares of beneficial interest of Convertible Trust, see "Description of Shares of the Fund" in Convertible Trust's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

    For additional information about the purchase and redemption of Convertible Trust's shares and the determination of net asset value, see "The Distributor," "Redemptions and Repurchases," "Financial Statements," and "Shareholder Services" in Convertible Trust's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

    For additional information about Convertible Trust's policies regarding dividends and distributions and tax matters affecting Convertible Trust and its shareholders, see "Dividends, Distributions and Taxes" and "Financial Statements" in Convertible Trust's Statement of Additional Information.

DISTRIBUTION OF SHARES

    For additional information about Convertible Trust's distributor and the distribution agreement between Convertible Trust and its distributor, see "The Distributor" in Convertible Trust's Statement of Additional Information.

PERFORMANCE DATA

    For additional information about  Convertible Trust's performance data,  see
"Performance   Information"  in  Convertible  Trust's  Statement  of  Additional
Information.

                              FINANCIAL STATEMENTS

    Convertible Trust's most recent audited financial statements are set forth in its Annual Report dated September 30, 1995, a copy of which is attached to and incorporated by reference in the Proxy Statement and Prospectus.

                    Dean Witter Convertible Securities Trust
                   Pro Forma Financial Statements (unaudited)

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1995

                                                                                          TCW/DW
                                                                      DEAN WITTER         GLOBAL
                                                                      CONVERTIBLE       CONVERTIBLE        COMBINED
                                                                    SECURITIES TRUST       TRUST           (NOTE 1)
                                                                    ----------------  ---------------  ----------------
ASSETS:
Investments in securities, at value (identified cost --
 $189,238,079, $15,844,627 and $205,082,706, respectively)........  $    181,342,455  $    17,132,745  $    198,475,200
Cash (including $-0-, $12,550 and $12,550, respectively, in
 foreign currency)................................................            70,001        2,186,598         2,256,599
Receivable for:
  Investments sold................................................         3,255,036           20,799         3,275,835
  Interest........................................................         1,660,707          188,547         1,849,254
  Dividends.......................................................           123,152            8,845           131,997
  Shares of beneficial interest sold..............................            50,010           10,409            60,419
Receivable from affiliate.........................................         --                 110,941           110,941
Prepaid expenses and other assets.................................            41,666           95,602           137,268
                                                                    ----------------  ---------------  ----------------
    TOTAL ASSETS..................................................       186,543,027       19,754,486       206,297,513
                                                                    ----------------  ---------------  ----------------
LIABILITIES:
Payable for:
  Investments purchased...........................................         6,514,826          718,992         7,233,818
  Shares of beneficial interest repurchased.......................           138,213        --                  138,213
  Plan of distribution fee........................................           147,381           14,880           162,261
  Investment management fee.......................................            88,429        --                   88,429
  Dividends to shareholders.......................................           106,229        --                  106,229
Accrued expenses and other payables...............................           151,980          147,238           299,218
                                                                    ----------------  ---------------  ----------------
    TOTAL LIABILITIES.............................................         7,147,058          881,110         8,028,168
                                                                    ----------------  ---------------  ----------------
NET ASSETS:
Paid-in-capital...................................................       556,015,111       17,938,587       573,953,698
Net unrealized appreciation (depreciation)........................        (7,895,624)       1,346,040        (6,549,584)
Accumulated undistributed net investment income...................         4,123,609           47,052         4,170,661
Accumulated net realized loss.....................................      (372,847,127)        (458,303)     (373,305,430)
                                                                    ----------------  ---------------  ----------------
    NET ASSETS....................................................  $    179,395,969  $    18,873,376  $    198,269,345
                                                                    ----------------  ---------------  ----------------
                                                                    ----------------  ---------------  ----------------
NET ASSET VALUE PER SHARE.........................................  $          11.09  $         10.56  $          11.09
                                                                    ----------------  ---------------  ----------------
                                                                    ----------------  ---------------  ----------------
SHARES OUTSTANDING (Notes 1 and 2)................................        16,178,700        1,787,684        17,880,537
                                                                    ----------------  ---------------  ----------------
                                                                    ----------------  ---------------  ----------------

                  See Notes to Pro Forma Financial Statements

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

                            STATEMENT OF OPERATIONS
                    FOR THE EIGHT MONTHS ENDED JUNE 30, 1995

                                                             DEAN WITTER       TCW/DW GLOBAL     PRO FORMA
                                                             CONVERTIBLE        CONVERTIBLE      ADJUSTMENTS
                                                           SECURITIES TRUST        TRUST          (NOTE 3)      COMBINED
                                                           ----------------    --------------    ----------    -----------
  NET INVESTMENT INCOME:
  INCOME
    Interest...........................................    $      6,966,983    $      523,560    $  --         $ 7,490,543
    Dividends (net of $-0-, $2,770 and $2,770,
     respectively, foreign withholding tax)............           1,753,966            41,940       --           1,795,906
                                                           ----------------    --------------    ----------    -----------
      TOTAL INCOME.....................................           8,720,949           565,500       --           9,286,449
                                                           ----------------    --------------    ----------    -----------
  EXPENSES
    Plan of distribution fee...........................           1,175,930           111,428           --       1,287,358
    Management fee.....................................             705,558            56,828       10,030 (2)     772,416
    Investment advisory fee............................           --                   37,886      (37,886 )(4)     --
    Transfer agent fees and expenses...................             251,583            64,014           --         315,597
    Organizational expenses............................           --                   23,868      (23,868 )(3)     --
    Registration fees..................................              48,807             6,079           --          54,886
    Custodian fees.....................................              17,617            20,536      (14,953 )(5)      23,200
    Professional fees..................................              42,046            47,665      (30,711 )(1)      59,000
    Shareholder reports and notices....................              38,310             7,957         (826 )(5)      45,441
    Trustees' fees and expenses........................              13,830            21,786      (21,786 )(1)      13,830
    Other..............................................              10,701             1,993       (1,993 )(1)      10,701
                                                           ----------------    --------------    ----------    -----------
      TOTAL EXPENSES BEFORE AMOUNTS WAIVED/ ASSUMED....           2,304,382           400,040     (121,993 )     2,582,429
      LESS: AMOUNTS WAIVED/ASSUMED (6).................           --                 (288,612)     288,612
                                                           ----------------    --------------    ----------    -----------
      TOTAL EXPENSES AFTER AMOUNTS WAIVED/ ASSUMED.....           2,304,382           111,428      166,619       2,582,429
                                                           ----------------    --------------    ----------    -----------
      NET INVESTMENT INCOME............................           6,416,567           454,072     (166,619 )     6,704,020
                                                           ----------------    --------------    ----------    -----------
  NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain/loss on:
    Investments........................................           6,762,241            (2,922)                   6,759,319
    Foreign exchange transactions......................           --                 (455,381)                    (455,381)(7)
                                                           ----------------    --------------                  -----------
      TOTAL GAIN/LOSS..................................           6,762,241          (458,303)                   6,303,938
                                                           ----------------    --------------                  -----------
  Net unrealized appreciation (depreciation) on:
    Investments........................................          (2,128,506)        1,288,118       --            (840,388)
    Translation of forward foreign exchange contracts,
     other assets and liabilities denominated in
     foreign currencies................................           --                   57,922       --              57,922(7)
                                                           ----------------    --------------    ----------    -----------
      TOTAL APPRECIATION (DEPRECIATION)................          (2,128,506)        1,346,040       --            (782,466)
                                                           ----------------    --------------    ----------    -----------
        NET GAIN.......................................           4,633,735           887,737       --           5,521,472
                                                           ----------------    --------------    ----------    -----------
          NET INCREASE.................................    $     11,050,302    $    1,341,809    $(166,619 )   $12,225,492
                                                           ----------------    --------------    ----------    -----------
                                                           ----------------    --------------    ----------    -----------

------------------------
(1)  Reflects elimination of duplicate services or fees.
(2) Reflects adjustment to investment management fees based on the surviving Fund's fee schedule.
(3)  Prepaid organizational expenses will not be assumed by the surviving Fund.
(4) Surviving Fund does not pay investment advisory fees to TCW Funds Management, Inc.
(5)  Adjustment for estimated expense based on surviving Fund's fees.
(6) Waiver would be eliminated since the Fund's combined net assets as of the beginning of the period would have been in excess of $50 million.
(7) The combination at the beginning of the period would have resulted in a different composition of operations for the combined entity.

                  See Notes to Pro Forma Financial Statements

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments and the related Statement of Operations ("Pro Forma Statements"), reflect the accounts of Dean Witter Convertible Securities Trust ("Convertible") and TCW/DW Global Convertible Trust ("Global Convertible") at June 30, 1995 and for the period October 31, 1994 (commencement of operations for Global Convertible) through June 30, 1995.

    The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Global Convertible in exchange for shares in Convertible. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Prospectus or Statement of Additional Information.

2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional shares of Convertible which would have been issued on June 30, 1995 in connection with the proposed reorganization. The amount of additional shares assumed to be issued (1,701,837) was calculated based on the June 30, 1995 net assets of Global Convertible ($18,873,376) and the net asset value per share of Convertible of $11.09.

3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. Pro forma operating expenses include the actual expenses of the Funds and the combined Fund based on the fee schedule in effect for Convertible at the combined level of average net assets for the eight months ended June 30, 1995. It is intended that the combined Fund will bear all of its expenses. Pro forma operating expenses do not include the impact of estimated solicitation costs in connection with the reorganization of approximately $79,500, which will be paid by Global Convertible. In accordance with California Blue Sky expense limitations, if such expenses (exclusive of taxes, interest, brokerage fees, distribution fees and extraordinary expenses) exceed 2 1/2% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 of average daily net assets and 1 1/2% of average daily net assets in excess of $100,000,000, Dean Witter InterCapital Inc., the Investment Manager, will reimburse the Fund for the amount of such excess. No adjustments have been made to the combined Fund expenses for possible Blue Sky limitations because none are expected to be applicable.

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 1995
                                  (UNAUDITED)

                                                    DEAN WITTER CONVERTIBLE        TCW/DW GLOBAL
                                                        SECURITIES TRUST         CONVERTIBLE TRUST             PRO FORMA
                                                    ------------------------  ------------------------  ------------------------
                                COUPON    MATURITY   PRINCIPAL                 PRINCIPAL                 PRINCIPAL
                                 RATE       DATE      AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT        VALUE
                                -------   --------  -----------  -----------  -----------  -----------  -----------  -----------
CONVERTIBLE BONDS (58.9%)
AUTO PARTS (2.0%)
     Arvin Industries, Inc....       7.50% 09/30/14 $ 3,900,000  $ 3,870,750                   --       $ 3,900,000  $ 3,870,750
                                                                 -----------               -----------               -----------
AUTOMOTIVE (0.3%)
ECU  Investor International
      PLC (United Kingdom)....       7.25 06/21/01                            $   130,000  $   181,547      130,000      181,547
FRF  Peugot S.A. (France).....       2.00 01/01/01                              1,089,000      211,726    1,089,000      211,726
Y    Toyota Motor Corp.
      (Japan).................       1.20 01/28/98                             11,000,000      131,323   11,000,000      131,323
                                                                 -----------               -----------               -----------
                                                                     --                        524,596                   524,596
                                                                 -----------               -----------               -----------
BANKING (0.3%)
ECU  BCP Bank & Trust
      (France)................       8.75 05/21/02                                125,000      173,108      125,000      173,108
US$  Banco de Galicia y Buenos
      Aires S.A.
      (Argentina).............       7.00 08/01/02                                340,000      233,556      340,000      233,556
US$  Yasuda Trust & Banking
      (Japan).................       2.875 09/30/03                               125,000       95,000      125,000       95,000
                                                                 -----------               -----------               -----------
                                                                     --                        501,664                   501,664
                                                                 -----------               -----------               -----------
BASIC CYCLICALS (0.1%)
CAD  Magna International,
      Inc.* (Canada) (WI).....       7.25 07/05/05                   --           350,000      255,120      350,000      255,120
                                                                 -----------               -----------               -----------
BUILDING MATERIALS (0.1%)
US$  Cemex S.A. (Mexico)......       4.25 11/01/97                   --           220,000      166,650      220,000      166,650
                                                                 -----------               -----------               -----------
BUSINESS SERVICES (0.2%)
     Danka Business Systems -
      144A**..................       6.75 04/01/02                                145,000      147,552      145,000      147,552
     McKesson Corp............       4.50 03/01/04                                110,000       99,000      110,000       99,000
     Omnicom Group, Inc. -
      144A**..................       4.50 09/01/00                                190,000      217,550      190,000      217,550
                                                                 -----------               -----------               -----------
                                                                     --                        464,102                   464,102
                                                                 -----------               -----------               -----------
CHEMICALS (1.9%)
L    Cookson Group (United
      Kingdom)................       7.00 11/02/04                                150,000      230,433      150,000      230,433
US$  Formosa Chem & Fibre
      Corp. (Taiwan)..........       1.75 07/19/01                                125,000      117,500      125,000      117,500
     RPM, Inc.................       0.00 09/30/12    7,500,000    3,131,250                              7,500,000    3,131,250
                                                                 -----------               -----------               -----------
                                                                   3,131,250                   347,933                 3,479,183
                                                                 -----------               -----------               -----------
COMPUTER EQUIPMENT (0.3%)
     3Com Corp. - 144A**......      10.25 11/01/01                                105,000      134,007      105,000      134,007
     EMC Corp.................       4.25 01/01/01                                145,000      195,750      145,000      195,750
     Storage Technology
      Corp....................       8.00 05/31/15                                150,000      146,250      150,000      146,250
     Unisys Corp..............       8.25 08/01/00                                160,000      177,600      160,000      177,600
                                                                 -----------               -----------               -----------
                                                                     --                        653,607                   653,607
                                                                 -----------               -----------               -----------

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 1995
                                  (UNAUDITED)

                                                    DEAN WITTER CONVERTIBLE        TCW/DW GLOBAL
                                                        SECURITIES TRUST         CONVERTIBLE TRUST             PRO FORMA
                                                    ------------------------  ------------------------  ------------------------
                                COUPON    MATURITY   PRINCIPAL                 PRINCIPAL                 PRINCIPAL
                                 RATE       DATE      AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT        VALUE
                                -------   --------  -----------  -----------  -----------  -----------  -----------  -----------
COMPUTER SERVICES (0.3%)
     Automatic Data
      Processing, Inc.........       0.00% 02/20/12                           $   350,000  $   154,875  $   350,000  $   154,875
     First Financial
      Management Corp.........       5.00 12/15/99                                285,000      386,175      285,000      386,175
ITL  Olivetti International
      N.V. (Italy)............       3.75 12/31/99                            100,000,000       48,466  100,000,000       48,466
                                                                 -----------               -----------               -----------
                                                                     --                        589,516                   589,516
                                                                 -----------               -----------               -----------
COMPUTERS (0.1%)
Y    NEC Corporation
      (Japan).................       1.70 03/31/99                              4,000,000       49,882    4,000,000       49,882
Y    NEC Corporation
      (Japan).................       1.90 03/30/01                              5,000,000       61,643    5,000,000       61,643
                                                                 -----------               -----------               -----------
                                                                     --                        111,525                   111,525
                                                                 -----------               -----------               -----------
CONGLOMERATES (0.0%)
US$  Renong Berhad - 144A**
      (Malaysia)..............       2.00 07/15/05                   --            90,000       89,550       90,000       89,550
                                                                 -----------               -----------               -----------
CONSTRUCTION PLANT & EQUIPMENT (0.1%)
US$  Kumagai Gumi Finance
      (Hong Kong).............       4.875 12/08/98                  --           125,000      108,750      125,000      108,750
                                                                 -----------               -----------               -----------
CONSUMER PRODUCTS (0.1%)
US$  President Enterprises
      Corp. (Taiwan)..........       0.00 07/22/01                                150,000      181,313      150,000      181,313
Y    Sekisui House (Japan)....       0.80 07/31/01                             10,000,000      107,565   10,000,000      107,565
                                                                 -----------               -----------               -----------
                                                                     --                        288,878                   288,878
                                                                 -----------               -----------               -----------
ELECTRICAL EQUIPMENT (1.1%)
US$  Johnson Electric
      Holdings, Ltd. (Hong
      Kong)...................       4.50 11/05/00                                120,000      104,400      120,000      104,400
     Magnetek, Inc............       8.00 09/15/01  $ 2,000,000  $ 2,010,000                              2,000,000    2,010,000
                                                                 -----------               -----------               -----------
                                                                   2,010,000                   104,400                 2,114,400
                                                                 -----------               -----------               -----------
ELECTRONICS - SEMICONDUCTORS (0.0%)
     Integrated Device
      Technology..............       5.50 06/01/02                   --            90,000       93,833       90,000       93,833
                                                                 -----------               -----------               -----------
ENTERTAINMENT (0.8%)
     Savoy Pictures
      Entertainment, Inc......       7.00 07/01/03    2,050,000    1,599,000                   --         2,050,000    1,599,000
                                                                 -----------               -----------               -----------
ENTERTAINMENT & LEISURE TIME (0.0%)
US$  Technology Resources
      Industries Berhad
      (Malaysia)..............       2.75 11/28/04                   --            50,000       51,500       50,000       51,500
                                                                 -----------               -----------               -----------
ENTERTAINMENT/GAMING (3.6%)
     Argosy Gaming Co.........      12.00 06/01/01    2,500,000    2,537,500                              2,500,000    2,537,500
     United Gaming, Inc.......       7.50 09/15/03    1,900,000    1,255,919                              1,900,000    1,255,919
     United Gaming, Inc. -
      144A**..................       7.50 09/15/03    5,200,000    3,437,252                              5,200,000    3,437,252
                                                                 -----------               -----------               -----------
                                                                   7,230,671                   --                      7,230,671
                                                                 -----------               -----------               -----------

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 1995
                                  (UNAUDITED)

                                                    DEAN WITTER CONVERTIBLE        TCW/DW GLOBAL
                                                        SECURITIES TRUST         CONVERTIBLE TRUST             PRO FORMA
                                                    ------------------------  ------------------------  ------------------------
                                COUPON    MATURITY   PRINCIPAL                 PRINCIPAL                 PRINCIPAL
                                 RATE       DATE      AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT        VALUE
                                -------   --------  -----------  -----------  -----------  -----------  -----------  -----------
ENVIRONMENTAL CONTROL (1.9%)
     Air & Water Technologies
      Corp....................       8.00% 05/15/15 $ 2,000,000  $ 1,580,000                            $ 2,000,000  $ 1,580,000
     U.S. Filter Corp.........       5.00 10/15/00    2,000,000    2,100,000  $   165,000  $   173,250    2,165,000    2,273,250
                                                                 -----------               -----------               -----------
                                                                   3,680,000                   173,250                 3,853,250
                                                                 -----------               -----------               -----------
FINANCIAL SERVICES (4.4%)
     AT&T Latin American
      Equity - 144A**.........       0.00 03/30/99    2,000,000    1,680,000                              2,000,000    1,680,000
FRF  AXA Midi Assurances S.A.
      (France)................       6.00 01/01/01                                321,250       77,229      321,250       77,229
     Fidelity National
      Financial, Inc..........       0.00 02/15/09   12,500,000    5,031,250                             12,500,000    5,031,250
FRF  Finaxa (France)..........       3.00 01/01/01                                548,000      113,152      548,000      113,152
US$  HSH Overseas Finance Ltd.
      (Cayman Islands)........       5.00 01/06/01                                175,000      155,969      175,000      155,969
US$  Lend Lease Finance
      International Ltd.
      (Australia).............       4.75 06/01/03                                200,000      222,000      200,000      222,000
L    Lonhro Finance Public
      (United Kingdom)........       6.00 02/27/04                                100,000      140,073      100,000      140,073
     Merrill Lynch & Co., Inc.
      - 144A** (3)............       0.00 06/30/99                                160,000      201,600      160,000      201,600
FRF  Unibail (France).........       3.75 01/01/04                                791,940      151,063      791,940      151,063
     Waterhouse Investor
      Services, Inc...........       6.00 12/15/03    1,000,000      950,000                              1,000,000      950,000
                                                                 -----------               -----------               -----------
                                                                   7,661,250                 1,061,086                 8,722,336
                                                                 -----------               -----------               -----------
FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
  (0.3%)
L    Allied Domecq PLC (United
      Kingdom)................       6.75 07/07/08                                 70,000      109,488       70,000      109,488
US$  Burns, Philp Treasury
      (United Kingdom)........       5.50 04/30/04                                250,000      214,375      250,000      214,375
US$  Grand Metropolitan PLC
      (United Kingdom)........       6.50 01/31/00                                 60,000       63,900       60,000       63,900
FRF  Saint Louis (France).....       7.00 01/01/00                                157,500       37,100      157,500       37,100
L    Tate & Lyle International
      Finance PLC (United
      Kingdom)................       5.75 03/21/01                                100,000      133,298      100,000      133,298
                                                                 -----------               -----------               -----------
                                                                     --                        558,161                   558,161
                                                                 -----------               -----------               -----------

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 1995
                                  (UNAUDITED)

                                                    DEAN WITTER CONVERTIBLE        TCW/DW GLOBAL
                                                        SECURITIES TRUST         CONVERTIBLE TRUST             PRO FORMA
                                                    ------------------------  ------------------------  ------------------------
                                COUPON    MATURITY   PRINCIPAL                 PRINCIPAL                 PRINCIPAL
                                 RATE       DATE      AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT        VALUE
                                -------   --------  -----------  -----------  -----------  -----------  -----------  -----------
HEALTHCARE (4.2%)
     Careline, Inc............       8.00% 05/01/01 $ 4,335,000  $ 4,087,602                            $ 4,335,000  $ 4,087,602
Y    Eisai Co., Ltd.
      (Japan).................       4.20 03/31/98                            $ 2,000,000  $    25,531    2,000,000       25,531
     Elan International
      Finance Ltd.............       0.00 10/16/12                                215,000       99,975      215,000       99,975
     Grancare, Inc............       6.50 01/15/03    2,900,000    2,494,000                              2,900,000    2,494,000
     Healthsouth
      Rehabilitation Corp.....       5.00 04/01/01                                130,000      141,288      130,000      141,288
     Multicare Companies,
      Inc.....................       7.00 03/15/03                                 90,000       86,850       90,000       86,850
     Pharmaceutical Marketing
      Services, Inc...........       6.25 02/01/03      850,000      561,000                                850,000      561,000
     Pharmaceutical Marketing
      Services, Inc. -
      144A**..................       6.25 02/01/03      850,000      561,255                                850,000      561,255
     Quantum Health Resources
      Inc.....................       4.75 10/01/00                                105,000       90,300      105,000       90,300
     Theratx Inc. - 144A**....       8.00 02/01/02                                130,000      116,288      130,000      116,288
                                                                 -----------               -----------               -----------
                                                                   7,703,857                   560,232                 8,264,089
                                                                 -----------               -----------               -----------
HOME BUILDING (2.3%)
     Toll Corp................       4.75 01/15/04    2,300,000    2,138,034                              2,300,000    2,138,034
     U.S. Home Corp...........       4.875 11/01/05   3,015,000    2,471,396                              3,015,000    2,471,396
                                                                 -----------               -----------               -----------
                                                                   4,609,430                   --                      4,609,430
                                                                 -----------               -----------               -----------
HOTELS/MOTELS (0.2%)
     Hospitality Franchise
      Systems, Inc............       4.50 10/01/99                                150,000      169,550      150,000      169,550
US$  Shangri-La Asia Capital
      (Hong Kong).............       2.875 12/16/00                               225,000      176,625      225,000      176,625
                                                                 -----------               -----------               -----------
                                                                     --                        346,175                   346,175
                                                                 -----------               -----------               -----------
INDUSTRIALS (1.8%)
     ADT Operations, Inc......       0.00 07/06/10    4,000,000    1,567,360                              4,000,000    1,567,360
US$  Bangkok Bank Public Co.
      (Thailand)..............       3.25 03/03/04                                130,000      131,950      130,000      131,950
US$  Banpu Public Company Ltd.
      (Thailand)..............       3.50 08/25/04                                120,000      146,100      120,000      146,100
L    Coats Viyella PLC (United
      Kingdom)................       6.25 08/09/03                                 80,000      111,102       80,000      111,102
FRF  Danone (France)..........       6.60 01/01/00                                289,800       69,496      289,800       69,496
Y    Fujitsu Ltd. (Japan).....       1.90 03/29/02                              6,000,000       71,418    6,000,000       71,418
Y    Kawasaki Heavy Industries
      Ltd. (Japan)............       0.80 09/28/01                             10,000,000      107,683   10,000,000      107,683
Y    Matsushita Electric
      Industries (Japan)......       1.40 03/31/04                             12,000,000      136,454   12,000,000      136,454
     Raymond Corp.............       6.50 12/15/03      900,000    1,116,000                                900,000    1,116,000
US$  Sampo Corp. (Taiwan).....       2.625 11/23/01                               100,000      108,250      100,000      108,250
Y    Shin-Etsu Chemical Co.
      (Japan).................       1.30 03/31/99                              5,000,000       59,043    5,000,000       59,043
                                                                 -----------               -----------               -----------
                                                                   2,683,360                   941,496                 3,624,856
                                                                 -----------               -----------               -----------

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 1995
                                  (UNAUDITED)

                                                    DEAN WITTER CONVERTIBLE        TCW/DW GLOBAL
                                                        SECURITIES TRUST         CONVERTIBLE TRUST             PRO FORMA
                                                    ------------------------  ------------------------  ------------------------
                                COUPON    MATURITY   PRINCIPAL                 PRINCIPAL                 PRINCIPAL
                                 RATE       DATE      AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT        VALUE
                                -------   --------  -----------  -----------  -----------  -----------  -----------  -----------
INSURANCE (1.4%)
US$  Aegon N.V. - 144A**
      (Netherlands)...........       4.75% 11/01/04                           $    75,000  $    93,892  $    75,000  $    93,892
     Chubb Capital Corp.......       6.00 05/15/98                                 90,000       92,813       90,000       92,813
     Fremont General Corp.....       0.00 10/12/13                                120,000       45,300      120,000       45,300
     Horace Mann Educators
      Corp....................       6.50 12/01/99  $ 1,500,000  $ 1,485,000                              1,500,000    1,485,000
US$  SwissRe Finance - 144A**
      (Bermuda)...............       2.00 07/06/00    1,000,000      900,000      105,000       94,566    1,105,000      994,566
     USF&G Corp...............       0.00 03/03/09                                240,000      132,000      240,000      132,000
                                                                 -----------               -----------               -----------
                                                                   2,385,000                   458,571                 2,843,571
                                                                 -----------               -----------               -----------
LEISURE (0.9%)
US$  Amer Group Ltd. - 144A**
      (Finland)...............       6.25 06/15/03                                100,000       92,000      100,000       92,000
     Coleman Worldwide
      Corp....................       0.00 05/27/13    5,000,000    1,450,000      600,000      174,000    5,600,000    1,624,000
                                                                 -----------               -----------               -----------
                                                                   1,450,000                   266,000                 1,716,000
                                                                 -----------               -----------               -----------
MACHINERY - DIVERSIFIED (0.1%)
     Cooper Industries,
      Inc.....................       7.05 01/01/15                   --           199,000      205,965      199,000      205,965
                                                                 -----------               -----------               -----------
MEDIA GROUP (0.3%)
     Comcast Corp.............       3.375 09/09/05                               210,000      193,200      210,000      193,200
FRF  Euro Rscg Worldwide
      (France)................       2.75 01/01/01                                373,800       75,419      373,800       75,419
FRF  Havas S.A. (France)......       3.00 12/31/97                                475,000      113,148      475,000      113,148
     News America Holdings,
      Inc.....................       0.00 03/11/13                                655,000      311,125      655,000      311,125
                                                                 -----------               -----------               -----------
                                                                     --                        692,892                   692,892
                                                                 -----------               -----------               -----------
MEDICAL SERVICES (0.1%)
     Integrated Health
      Services, Inc...........       5.75 01/01/01                   --           170,000      183,175      170,000      183,175
                                                                 -----------               -----------               -----------
METALS (0.6%)
     Allegheny Ludlum Corp....       5.875 03/15/02                               155,000      165,416      155,000      165,416
ECU  Arbed S.A.
      (Luxembourg)............       5.50 07/07/99                                 70,000       84,822       70,000       84,822
     Crown Resources Corp.....       5.75 08/27/01    1,250,000      912,500                              1,250,000      912,500
                                                                 -----------               -----------               -----------
                                                                     912,500                   250,238                 1,162,738
                                                                 -----------               -----------               -----------
MULTI-INDUSTRY (0.2%)
FRF  CIE Generale des Eaux
      (France)................       6.00 01/01/98                                607,050      137,870      607,050      137,870
L    Hanson PLC (United
      Kingdom)................       9.50 01/31/06                                150,000      243,284      150,000      243,284
                                                                 -----------               -----------               -----------
                                                                     --                        381,154                   381,154
                                                                 -----------               -----------               -----------
OIL RELATED (0.1%)
Y    Mitsubishi Oil Co., Ltd.
      (Japan).................       2.00 09/29/00                   --        10,000,000      117,021   10,000,000      117,021
                                                                 -----------               -----------               -----------
OIL & GAS (2.2%)
     Apache Corp..............       6.00 01/15/02                                145,000      161,494      145,000      161,494
     Pennzoil Co. (4).........       4.75 10/01/03                                235,000      221,206      235,000      221,206
     SFP Pipeline Holdings,
      Inc.....................      11.16 08/15/10                                 70,000       89,600       70,000       89,600
     Valhi Inc................       0.00 10/20/07   11,000,000    3,877,500                             11,000,000    3,877,500
                                                                 -----------               -----------               -----------
                                                                   3,877,500                   472,300                 4,349,800
                                                                 -----------               -----------               -----------

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 1995
                                  (UNAUDITED)

                                                    DEAN WITTER CONVERTIBLE        TCW/DW GLOBAL
                                                        SECURITIES TRUST         CONVERTIBLE TRUST             PRO FORMA
                                                    ------------------------  ------------------------  ------------------------
                                COUPON    MATURITY   PRINCIPAL                 PRINCIPAL                 PRINCIPAL
                                 RATE       DATE      AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT        VALUE
                                -------   --------  -----------  -----------  -----------  -----------  -----------  -----------
PAPER & FOREST PRODUCTS (0.1%)
US$  PT International
      Indorayon Utama
      (Indonesia).............       5.50% 10/01/02                           $    50,000  $    58,875  $    50,000  $    58,875
     Riverwood International
      Corp....................       6.75 09/15/03                                120,000      160,279      120,000      160,279
                                                                 -----------               -----------               -----------
                                                                     --                        219,154                   219,154
                                                                 -----------               -----------               -----------
POLLUTION CONTROL (0.3%)
     Thermo Electron Corp.....       5.00 04/15/01                                295,000      400,463      295,000      400,463
     WMX Technologies, Inc....       2.00 01/24/05                                213,000      179,186      213,000      179,186
                                                                 -----------               -----------               -----------
                                                                     --                        579,649                   579,649
                                                                 -----------               -----------               -----------
PUBLISHING (3.6%)
     Hollinger, Inc...........       0.00 10/05/13  $ 5,000,000  $ 1,550,000                              5,000,000    1,550,000
     Nelson (Thomas), Inc. -
      144A**..................       5.75 11/30/99                                 90,000      103,536       90,000      103,536
     Time Warner, Inc.........       0.00 12/17/12    4,500,000    1,507,500                              4,500,000    1,507,500
     Time Warner, Inc.........       8.75 01/10/15    3,622,000    3,771,408      265,000      275,931    3,887,000    4,047,339
                                                                 -----------               -----------               -----------
                                                                   6,828,908                   379,467                 7,208,375
                                                                 -----------               -----------               -----------
REAL ESTATE (0.4%)
US$  Guangzhou Investment Co.
      (Hong Kong).............       4.50 10/08/98                                 80,000       69,000       80,000       69,000
US$  HD Finance Cayman Ltd. -
      144A** (Cayman
      Islands)................       6.75 06/01/00                                310,000      308,063      310,000      308,063
US$  Hong Kong Land Co. (Hong
      Kong)...................       4.00 02/23/01                                160,000      130,600      160,000      130,600
     New World Development....       4.375 12/11/00                               290,000      258,463      290,000      258,463
                                                                 -----------               -----------               -----------
                                                                     --                        766,126                   766,126
                                                                 -----------               -----------               -----------
REAL ESTATE INVESTMENT TRUST (3.8%)
     Alexander Haagen
      Properties, Inc. (Series
      A)......................       7.50 01/15/01    2,850,000    2,360,626                              2,850,000    2,360,626
     Camden Property Trust....       7.33 04/01/01    3,750,000    3,585,938                              3,750,000    3,585,938
     Capstone Capital Corp....      10.50 04/01/02    1,500,000    1,620,000                              1,500,000    1,620,000
                                                                 -----------               -----------               -----------
                                                                   7,566,564                   --                      7,566,564
                                                                 -----------               -----------               -----------
RESTAURANTS (4.6%)
     Boston Chicken Inc.......       0.00 06/01/15   15,000,000    3,412,500      430,000       97,825   15,430,000    3,510,325
     Shoney's Inc.............       0.00 04/11/04    6,000,000    2,460,000                              6,000,000    2,460,000
     TPI Enterprises, Inc.....       8.25 07/15/02    3,375,000    3,064,196                              3,375,000    3,064,196
                                                                 -----------               -----------               -----------
                                                                   8,936,696                    97,825                 9,034,521
                                                                 -----------               -----------               -----------

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 1995
                                  (UNAUDITED)

                                                    DEAN WITTER CONVERTIBLE        TCW/DW GLOBAL
                                                        SECURITIES TRUST         CONVERTIBLE TRUST             PRO FORMA
                                                    ------------------------  ------------------------  ------------------------
                                COUPON    MATURITY   PRINCIPAL                 PRINCIPAL                 PRINCIPAL
                                 RATE       DATE      AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT        VALUE
                                -------   --------  -----------  -----------  -----------  -----------  -----------  -----------
RETAIL (6.6%)
     Ben Franklin Retail
      Stores, Inc.............       7.50% 06/01/03 $ 1,250,000  $   950,000                            $ 1,250,000  $   950,000
     Carter Hawley Hale
      Stores, Inc. - 144A**...       6.25 12/31/00    3,000,000    1,900,680                              3,000,000    1,900,680
     Eagle Hardware & Garden
      Inc.....................       6.25 03/15/01    1,500,000    1,065,000                              1,500,000    1,065,000
     Federated Department
      Stores, Inc.............       9.72 02/15/04    1,250,000    1,268,750                              1,250,000    1,268,750
     Office Depot, Inc........       0.00 11/01/08                            $   300,000  $   196,500      300,000      196,500
     Pep Boys-Manny, Moe &
      Jack....................       4.00 09/01/99                                 85,000       78,382       85,000       78,382
     Rite Aid Corp............       0.00 07/24/06    7,000,000    3,368,750                              7,000,000    3,368,750
     Sports & Recreation
      Inc.....................       4.25 11/01/00    2,000,000    1,495,000                              2,000,000    1,495,000
     Tops Appliance City Inc.
      - 144A**................       6.50 11/30/03    2,000,000      760,000                              2,000,000      760,000
     Waban, Inc...............       6.50 07/01/02    2,150,000    1,940,375                              2,150,000    1,940,375
                                                                 -----------               -----------               -----------
                                                                  12,748,555                   274,882                13,023,437
                                                                 -----------               -----------               -----------
SCIENTIFIC INSTRUMENTS (0.1%)
     Fisher Scientific
      International, Inc......       4.75 03/01/03                   --           175,000      188,248      175,000      188,248
                                                                 -----------               -----------               -----------
STEEL (0.4%)
     Nippon Denro Ltd. -
      144A** (India)..........       3.00 04/01/01    1,275,000      771,375                   --         1,275,000      771,375
                                                                 -----------               -----------               -----------
TELECOMMUNICATIONS (1.7%)
     Audiovox Corp. -
      144A**..................       6.25 03/15/01    2,500,000    1,450,000                              2,500,000    1,450,000
     LDDS Communications,
      Inc.....................       5.00 08/15/03                                135,000      130,275      135,000      130,275
     Motorola, Inc............       0.00 09/27/13                                365,000      298,388      365,000      298,388
     U.S. Cellular Corp.......       0.00 06/15/15    5,000,000    1,550,000       90,000       27,900    5,090,000    1,577,900
                                                                 -----------               -----------               -----------
                                                                   3,000,000                   456,563                 3,456,563
                                                                 -----------               -----------               -----------
TEXTILES (1.7%)
US$  Far Eastern Textile
      (Taiwan)................       4.00 10/07/06                                200,000      224,000      200,000      224,000
     Interface, Inc...........       8.00 09/15/13    3,250,000    3,185,000                              3,250,000    3,185,000
                                                                 -----------               -----------               -----------
                                                                   3,185,000                   224,000                 3,409,000
                                                                 -----------               -----------               -----------
TIRE & RUBBER GOODS (0.1%)
FRF  Michelin France
      (France)................       2.50 01/01/01                   --           841,500      172,859      841,500      172,859
                                                                 -----------               -----------               -----------
TRANSPORTATION (0.4%)
     AMR Corp.................       6.125 11/01/24                               305,000      317,377      305,000      317,377
     Delta Air Lines, Inc.....       3.23 06/15/03                                305,000      293,761      305,000      293,761
Y    Keihin Electric Express
      Railway (Japan).........       1.50 03/29/02                             10,000,000      113,593   10,000,000      113,593
                                                                 -----------               -----------               -----------
                                                                     --                        724,731                   724,731
                                                                 -----------               -----------               -----------
TRANSPORTATION - INTERNATIONAL (0.3%)
     Consorcio G Grupo S.A. de
      C.V. (Mexico)...........       8.00 08/08/04    1,651,000      594,360                   --         1,651,000      594,360
                                                                 -----------               -----------               -----------
UTILITIES - ELECTRIC (1.3%)
     California Energy Co.,
      Inc. - 144A**...........       5.00 07/31/00    2,750,000    2,525,600                   --         2,750,000    2,525,600
                                                                 -----------               -----------               -----------

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 1995
                                  (UNAUDITED)

                                                    DEAN WITTER CONVERTIBLE        TCW/DW GLOBAL
                                                        SECURITIES TRUST         CONVERTIBLE TRUST             PRO FORMA
                                                    ------------------------  ------------------------  ------------------------
                                COUPON    MATURITY   PRINCIPAL                 PRINCIPAL                 PRINCIPAL
                                 RATE       DATE      AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT        VALUE
                                -------   --------  -----------  -----------  -----------  -----------  -----------  -----------
WASTE MANAGEMENT (1.2%)
     Laidlaw Inc. - 144A**
      (Canada)................       6.00% 01/15/99 $ 2,000,000  $ 2,250,000  $   200,000  $   225,000  $ 2,200,000  $ 2,475,000
                                                                 -----------               -----------               -----------
TOTAL CONVERTIBLE BONDS
  (Identified Cost
  $106,753,421, $13,114,314,
  and $119,867,735,
  respectively)...............                                   101,211,626                15,327,844               116,539,470
                                                                 -----------               -----------               -----------
CORPORATE BOND (1.0%)
RESTAURANT
     Flagstar Corp.
      (Identified Cost
      $2,450,000).............      11.375 09/15/03       2,500    1,943,750                   --             2,500    1,943,750
                                                                 -----------               -----------               -----------

                                          NO. OF                    NO. OF                    NO. OF
                                          SHARES                    SHARES                    SHARES
                                        -----------               -----------               -----------
CONVERTIBLE PREFERRED STOCKS (14.8%)
AUTO PARTS (1.6%)
  Federal Mogul Corp. - 144A**........       28,800    1,611,014                                 28,800    1,611,014
  MascoTech, Inc. $1.20...............      111,100    1,583,175                                111,100    1,583,175
                                                     -----------               -----------               -----------
                                                       3,194,189                   --                      3,194,189
                                                     -----------               -----------               -----------
BIOTECHNOLOGY (0.3%)
  *Gensia, Inc. $3.75 - 144A**........       63,500      587,375                   --            63,500      587,375
                                                     -----------               -----------               -----------
BUILDING MATERIALS (0.0%)
  Owens-Corning Capital LLC $3.25 -
   144A**.............................                   --             1,800       92,250        1,800       92,250
                                                     -----------               -----------               -----------
CHEMICALS (0.7%)
  Occidental Petroleum Corp. $3.875 -
   144A**.............................       20,000    1,141,260        2,800      159,600       22,800    1,300,860
                                                     -----------               -----------               -----------
COMPUTER SERVICES (0.1%)
  General Motors Corp. $3.25 (Series
   C) (1).............................                   --             4,300      270,900        4,300      270,900
                                                     -----------               -----------               -----------
COMPUTERS (0.3%)
  Ameridata Delaware LLC - 144A**.....       20,000      580,000                   --            20,000      580,000
                                                     -----------               -----------               -----------
ENTERTAINMENT (1.6%)
  AMC Entertainment, Inc. $1.75.......      112,600    3,124,650                   --           112,600    3,124,650
                                                     -----------               -----------               -----------
FINANCIAL SERVICES (0.1%)
  Allstate Corp. (The) $2.30 (2)......                                  1,200       48,900        1,200       48,900
  St. Paul Capital LLC $3.00..........                                  2,700      141,075        2,700      141,075
                                                     -----------               -----------               -----------
                                                         --                        189,975                   189,975
                                                     -----------               -----------               -----------
FUNERAL SERVICES (0.1%)
  SCI Finance LLC $3.125 (Series A)...                   --             3,300      200,475        3,300      200,475
                                                     -----------               -----------               -----------
FOODS (0.7%)
  Chiquita Brands International,
   Inc................................       30,000    1,320,000                   --            30,000    1,320,000
                                                     -----------               -----------               -----------
INDUSTRIALS (0.0%)
  Westinghouse Electric Corp. $1.30 -
   144A** (Series C)..................                   --             2,900       43,138        2,900       43,138
                                                     -----------               -----------               -----------
INSURANCE (0.8%)
  Alexander & Alexander Services, Inc.
   $3.625 - 144A** (Series A).........       30,000    1,483,140                                 30,000    1,483,140
  American General Delaware $3.00
   (Series A).........................                                  1,800       93,375        1,800       93,375
                                                     -----------               -----------               -----------
                                                       1,483,140                    93,375                 1,576,515
                                                     -----------               -----------               -----------
MEDICAL SERVICES (0.0%)
  FHP International Corp. $1.25
   (Series A).........................                   --             4,000       94,000        4,000       94,000
                                                     -----------               -----------               -----------

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 1995
                                  (UNAUDITED)

                                        DEAN WITTER CONVERTIBLE        TCW/DW GLOBAL
                                            SECURITIES TRUST         CONVERTIBLE TRUST             PRO FORMA
                                        ------------------------  ------------------------  ------------------------
                                          NO. OF                    NO. OF                    NO. OF
                                          SHARES        VALUE       SHARES        VALUE       SHARES        VALUE
                                        -----------  -----------  -----------  -----------  -----------  -----------
METALS (0.7%)
  Freeport-McMoran Copper & Gold,
   Inc................................       16,600  $   358,975               $                 16,600  $   358,975
  Kaiser Aluminum & Chemical Corp.....      100,000      962,500                                100,000      962,500
                                                     -----------               -----------               -----------
                                                       1,321,475                   --                      1,321,475
                                                     -----------               -----------               -----------
OIL & GAS (2.5%)
  Kelley Oil & Gas Corp. $2.625.......       75,000    1,762,500                                 75,000    1,762,500
  Occidental Petroleum Corp. $3.00
   (Series A).........................                                  3,000      177,750        3,000      177,750
  Parker & Parsley Capital LLC $3.12 -
   144A** (Cayman Islands)............                                  2,100       92,663        2,100       92,663
  Valero Energy Corp. $3.125..........       65,000    2,973,750                                 65,000    2,973,750
                                                     -----------               -----------               -----------
                                                       4,736,250                   270,413                 5,006,663
                                                     -----------               -----------               -----------
REAL ESTATE (1.0%)
  Catellus Development Corp. -
   144A**.............................       50,000    2,050,000                   --            50,000    2,050,000
                                                     -----------               -----------               -----------
STEEL (1.1%)
  WHX Corp. $3.25 (Series A)..........       25,000    1,150,000                                 25,000    1,150,000
  WHX Corp. $3.75 (Series B)..........       25,000    1,090,625                                 25,000    1,090,625
                                                     -----------               -----------               -----------
                                                       2,240,625                   --                      2,240,625
                                                     -----------               -----------               -----------
TELECOMMUNICATIONS (0.8%)
  Corning Delaware, L.P. $3.00........                                  1,800       92,025        1,800       92,025
  MFS Communications Company, Inc.
   $2.68..............................       40,000    1,380,000        2,100       72,450       42,100    1,452,450
                                                     -----------               -----------               -----------
                                                       1,380,000                   164,475                 1,544,475
                                                     -----------               -----------               -----------
TELEPHONES (0.6%)
  Sprint Corporation $2.6292..........       35,000    1,216,250                   --            35,000    1,216,250
                                                     -----------               -----------               -----------
TIRE AND RUBBER GOODS (0.8%)
  Goodrich (B.F.) Co. $3.50...........       30,000    1,530,000                   --            30,000    1,530,000
                                                     -----------               -----------               -----------
WASTE MANAGEMENT (1.0%)
  *Browning-Ferris Industries, Inc....       25,000      912,500        6,200      226,300       31,200    1,138,800
  International Technology Corp.......       45,000      815,625                                 45,000      815,625
                                                     -----------               -----------               -----------
                                                       1,728,125                   226,300                 1,954,425
                                                     -----------               -----------               -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified Cost $26,897,752,
 $2,730,313, and $29,628,065,
 respectively)........................                27,633,339                 1,804,901                29,438,240
                                                     -----------               -----------               -----------
COMMON STOCKS (10.0%)
AUTO PARTS (0.3%)
  MascoTech, Inc......................       49,900      617,512                   --            49,900      617,512
                                                     -----------               -----------               -----------
BIOTECHNOLOGY (0.2%)
  *Liposome Co., Inc..................       27,500      299,062                   --            27,500      299,062
                                                     -----------               -----------               -----------
ENTERTAINMENT (0.2%)
  AMC Entertainment, Inc..............       28,200      405,375                   --            28,200      405,375
                                                     -----------               -----------               -----------
ENTERTAINMENT/GAMING (0.6%)
  *Argosy Gaming Co...................       20,000      250,000                                 20,000      250,000
  International Game Technology.......       57,938      890,797                                 57,938      890,797
                                                     -----------               -----------               -----------
                                                       1,140,797                   --                      1,140,797
                                                     -----------               -----------               -----------
ENVIRONMENTAL CONTROL (0.8%)
  *OHM Corp...........................      130,000    1,576,250                   --           130,000    1,576,250
                                                     -----------               -----------               -----------

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 1995
                                  (UNAUDITED)

                                        DEAN WITTER CONVERTIBLE        TCW/DW GLOBAL
                                            SECURITIES TRUST         CONVERTIBLE TRUST             PRO FORMA
                                        ------------------------  ------------------------  ------------------------
                                          NO. OF                    NO. OF                    NO. OF
                                          SHARES        VALUE       SHARES        VALUE       SHARES        VALUE
                                        -----------  -----------  -----------  -----------  -----------  -----------
HEALTHCARE (0.5%)
  *Grancare, Inc......................       28,900  $   466,012                                 28,900  $   466,012
  Sun Healthcare Group, Inc...........       30,000      472,500                                 30,000      472,500
                                                     -----------               -----------               -----------
                                                         938,512                   --                        938,512
                                                     -----------               -----------               -----------
HOSPITAL MANAGEMENT (0.3%)
  *Regency Health Services, Inc.......       50,000      525,000                   --            50,000      525,000
                                                     -----------               -----------               -----------
HOTELS/MOTELS (0.5%)
  Equity Inns Inc.....................       85,000      913,750                   --            85,000      913,750
                                                     -----------               -----------               -----------
MANUFACTURING (0.7%)
  *Foamex International Inc...........      201,000    1,432,125                   --           201,000    1,432,125
                                                     -----------               -----------               -----------
METALS (0.8%)
  Freeport-McMoran, Inc...............       95,115    1,676,402                   --            95,115    1,676,402
                                                     -----------               -----------               -----------
REAL ESTATE INVESTMENT TRUST (2.3%)
  Alexander Haagen Properties, Inc....       95,155    1,094,283                                 95,155    1,094,283
  Avalon Properties, Inc..............       58,100    1,154,738                                 58,100    1,154,738
  Camden Property Trust...............       12,000      262,500                                 12,000      262,500
  Irvine Apartment Communities,
   Inc................................       40,000      690,000                                 40,000      690,000
  *Reckson Associates Realty Corp.....       35,000      848,750                                 35,000      848,750
  Urban Shopping Centers, Inc.........       25,000      518,750                                 25,000      518,750
                                                     -----------               -----------               -----------
                                                       4,569,021                   --                      4,569,021
                                                     -----------               -----------               -----------
RESTAURANTS (1.1%)
  Brinker International, Inc..........      105,000    1,811,250                                105,000    1,811,250
  *Flagstar Companies, Inc............       75,000      412,500                                 75,000      412,500
                                                     -----------               -----------               -----------
                                                       2,223,750                   --                      2,223,750
                                                     -----------               -----------               -----------
RETAIL (1.6%)
  *Michaels Stores, Inc...............       35,000      743,750                                 35,000      743,750
  TJX Companies, Inc..................       83,700    1,109,025                                 83,700    1,109,025
  Toys "R" Us, Inc....................       20,000      585,000                                 20,000      585,000
  *Waban, Inc.........................       54,500      810,687                                 54,500      810,687
                                                     -----------               -----------               -----------
                                                       3,248,462                   --                      3,248,462
                                                     -----------               -----------               -----------
TRANSPORTATION (0.1%)
  *Team Rental Group, Inc.............       40,000      290,000                   --            40,000      290,000
                                                     -----------               -----------               -----------
TOTAL COMMON STOCKS
   (Identified Cost $22,506,684)......                19,856,018                   --                     19,856,018
                                                     -----------               -----------               -----------

                                   EXPIRATION  NUMBER OF
                                     DATE     WARRANTS
                                   --------  -----------
WARRANT (0.0%)
TELECOMMUNICATIONS
  *Audiovox Corp. -
   144A** (Identified
   Cost $-0-)............          03/15/01       45,000       67,500                   --            45,000       67,500
                                                          -----------               -----------               -----------


                           COUPON  MATURITY   PRINCIPAL                                           PRINCIPAL
                            RATE     DATE      AMOUNT                                              AMOUNT
                           ------  --------  -----------                                         -----------
SHORT-TERM INVESTMENTS (15.4%)
U.S. GOVERNMENT AGENCIES (A) (14.1%)
  Federal Home Loan
   Banks.................   5.91 % 07/05/95  $ 2,000,000    1,998,687                            $ 2,000,000    1,998,687
  Federal Home Loan
   Mortgage Corp.........   5.89   07/07/95   16,000,000   15,984,293                             16,000,000   15,984,293
  Federal Home Loan
   Mortgage Corp.........   5.90   07/07/95   10,000,000    9,993,444                             10,000,000    9,993,444
                                                          -----------               -----------               -----------

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 1995
                                  (UNAUDITED)

                                             DEAN WITTER CONVERTIBLE        TCW/DW GLOBAL
                                                 SECURITIES TRUST         CONVERTIBLE TRUST             PRO FORMA
                                             ------------------------  ------------------------  ------------------------
                           COUPON  MATURITY   PRINCIPAL                 PRINCIPAL                 PRINCIPAL
                            RATE     DATE      AMOUNT        VALUE       AMOUNT        VALUE       AMOUNT        VALUE
                           ------  --------  -----------  -----------  -----------  -----------  -----------  -----------
TOTAL U.S. GOVERNMENT
 AGENCIES (Amortized Cost
 $27,976,424)............                                 $27,976,424               $   --                    $27,976,424
                                                          -----------               -----------               -----------
REPURCHASE AGREEMENT (1.3%)
The Bank of New York
 (dated 06/30/95;
 proceeds $2,655,125;
 collateralized by
 $2,631,520 U.S. Treasury
 Note 6.625% due 03/31/97
 valued at $2,706,874)
 (Identified Cost
 $2,653,798).............   6.00 % 07/03/95  $ 2,653,798    2,653,798                   --       $ 2,653,798    2,653,798
                                                          -----------               -----------               -----------
TOTAL SHORT-TERM IN-
 VESTMENTS (Identified
 Cost $30,630,222).......                                  30,630,222                   --                     30,630,222
                                                          -----------               -----------               -----------
TOTAL INVESTMENTS (Iden-
 tified Cost
 $189,238,079,
 $15,844,627, and
 $205,082,706,
 respectively) (b).......                         100.1%  181,342,455                17,132,745               198,475,200
LIABILITIES IN EXCESS OF
 CASH AND OTHER ASSETS OR
 CASH AND OTHER ASSETS IN
 EXCESS OF LIABILITIES...                           (0.1)  (1,946,486)                1,740,631                  (205,855)
                                             -----------  -----------               -----------               -----------
NET ASSETS...............                         100.0%  $179,395,969              $18,873,376               $198,269,345
                                             -----------  -----------               -----------               -----------
                                             -----------  -----------               -----------               -----------

------------------------------
WI Security was purchased on a when issued basis.

 *  Non-income producing security.

**  Resale is restricted to qualified institutional investors.

(1) Exchangeable into General Motors Corp. Class E Common Stock.

(2) Exchangeable into PMI Group Inc. Common Stock.

(3) Exchangeable into Microsoft Corp. Common Stock.

(4) Exchangeable into Chevron Corp. Common Stock.

(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(b)

         DEAN WITTER CONVERTIBLE SECURITIES TRUST
----------------------------------------------------------
  COST FOR
   FEDERAL         GROSS          GROSS           NET
   INCOME       UNREALIZED     UNREALIZED     UNREALIZED
  PURPOSES     APPRECIATION   DEPRECIATION   DEPRECIATION
-------------  -------------  -------------  -------------
$ 190,980,580   $ 4,288,884    $13,927,009    $(9,638,125)
-------------  -------------  -------------  -------------
-------------  -------------  -------------  -------------


             TCW/DW GLOBAL CONVERTIBLE TRUST
----------------------------------------------------------
  COST FOR
   FEDERAL         GROSS          GROSS           NET
   INCOME       UNREALIZED     UNREALIZED     UNREALIZED
  PURPOSES     APPRECIATION   DEPRECIATION   APPRECIATION
-------------  -------------  -------------  -------------
$  15,845,477   $ 1,389,124    $   101,856    $ 1,287,268
-------------  -------------  -------------  -------------
-------------  -------------  -------------  -------------

                  See Notes to Pro Forma Financial Statements

STATEMENT OF ADDITIONAL INFORMATION
                                                                     DEAN WITTER
NOVEMBER 22, 1994
                                                                     CONVERTIBLE
                                                                SECURITIES TRUST
--------------------------------------------------------------------------------

    Dean Witter Convertible Securities Trust (the "Fund") is an open-end diversified management investment company whose investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. It seeks to achieve its investment objective by investing principally in "convertible securities," that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks. (See "Investment Practices and Policies".)

    A Prospectus for the Fund dated November 22, 1994, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone number listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Convertible Securities Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550

TABLE OF CONTENTS
--------------------------------------------------------------------------------

The Fund and its Management............................................................          3

Trustees and Officers..................................................................          6

Investment Practices and Policies......................................................          9

Investment Restrictions................................................................         20

Portfolio Transactions and Brokerage...................................................         21

The Distributor........................................................................         22

Shareholder Services...................................................................         25

Redemptions and Repurchases............................................................         30

Dividends, Distributions and Taxes.....................................................         32

Performance Information................................................................         34

Description of Shares of the Fund......................................................         35

Custodian and Transfer Agent...........................................................         35

Independent Accountants................................................................         36

Reports to Shareholders................................................................         36

Legal Counsel..........................................................................         36

Experts................................................................................         36

Registration Statement.................................................................         36

Report of Independent Accountants......................................................         37

Financial Statements -- September 30, 1994.............................................         43

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on May 21, 1985.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Trustees. In addition, Trustees of the Fund provide guidance on economic factors and interest rate trends. Information as to these Trustees and Officers is contained under the caption "Trustees and Officers."

    InterCapital is also the investment manager or investment adviser of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital California Insured Municipal Income Trust, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment
Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter American Value Fund, Dean Witter Developing Growth Securities Trust, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter World Wide Income Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter Managed Assets Trust, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter Intermediate Income Securites, Dean Witter Capital Growth Securities, Dean Witter Precious Metals and Minerals Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter European Growth Fund Inc., Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Premier Income Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter High Income Securities, Dean Witter National Municipal Trust, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Global Convertible Trust, TCW/DW Total Return Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

    The Investment Manager also serves as an investment adviser for Dean Witter World Wide Investment Fund, an investment company organized under the laws of Luxembourg, shares of which may not be offered in the United States or purchased by American citizens outside of the United States.

    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective and policies.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. The foregoing internal reorganization did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.

    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares (see "The Distributor") will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"), charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's daily net assets: 0.60% of the portion of the daily net assets of the Fund not exceeding $750 million and 0.55% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.50% of the portion of the daily net assets of the Fund exceeding $1 billion but not exceeding $1.5 billion; 0.475% of the portion of the Fund's daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.45% of the portion of the Fund's daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.425% of the portion of the Fund's daily net assets exceeding $3 billion. Total compensation accrued to the Investment Manager for the fiscal years ended September 30, 1992, 1993 and 1994 amounted to $1,554,625, $1,277,276 and $1,201,442, respectively.

    Total operating expenses of the Fund are subject to applicable limitations under rules and regulations of states where the Fund is authorized to sell its shares. Therefore, operating expenses are effectively subject to the most restrictive of such limitations as the same may be amended from time to time. Presently, the most restrictive limitation is as follows. If, in any fiscal year, the Fund's total operating expenses, exclusive of taxes, interest, brokerage fees, distribution fees and extraordinary expenses (to the extent permitted by applicable state securities laws and regulations), exceeds 2 1/2% of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 of average daily net assets and 1 1/2% of any excess over $100,000,000, the Investment Manager will reimburse the Fund for the amount of such excess. Such amount, if any, will be calculated daily and credited on a monthly basis. The Fund did not exceed the expense limitation during the fiscal years ended September 30, 1992, 1993 and 1994.

    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    The Agreement was initially approved by the Board of Trustees on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Trustees on July 19, 1985 and by DWR as the then sole shareholder on August 8, 1985 and by the Shareholders of the Fund at a Special Meeting of Shareholders on December 29, 1986. The Agreement took effect on June 30, 1993 upon the spin-off by Sears, Roebuck & Co. of its remaining shares of DWDC. Under its terms, the Agreement had an initial term ending April 30, 1994 and provides that it will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 8, 1994, the Fund's Board of Trustees, including all of the Independent Trustees, approved continuation of the Agreement until April 30, 1995.

    The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter". The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the Dean Witter Funds and the TCW/DW Funds are shown below.

         NAME, POSITION WITH FUND AND ADDRESS                  PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Jack F. Bennett                                         Retired;  Director or  Trustee of  the Dean  Witter Funds;
Trustee                                                 formerly Senior  Vice  President  and  Director  of  Exxon
141 Taconic Road                                        Corporation  (1975-January, 1989)  and Under  Secretary of
Greenwich, Connecticut                                  the  U.S.  Treasury  for  Monetary  Affairs   (1974-1975);
                                                        Director  of  Philips Electronics  N.V.,  Tandem Computers
                                                        Inc. and Massachusetts Mutual  Insurance Co.; director  or
                                                        trustee    of   various    not-for-profit   and   business
                                                        organizations.

Michael Bozic                                           President and Chief Executive Officer of Hills  Department
Trustee                                                 Stores  (since  May,  1991); formerly  Chairman  and Chief
c/o Hills Stores Inc.                                   Executive  Officer   (January,  1987-August,   1990)   and
15 Dan Road                                             President    and   Chief    Operating   Officer   (August,
Canton, Massachusetts                                   1990-February, 1991)  of the  Sears Merchandise  Group  of
                                                        Sears,  Roebuck and Co.;  Director or Trustee  of the Dean
                                                        Witter Funds; Director of Harley Davidson Credit Inc., the
                                                        United Negro  College Fund  and  Domain Inc.  (home  decor retailer).

Charles A. Fiumefreddo*                                 Chairman,   Chief  Executive   Officer  and   Director  of
Chairman of the Board, President, Chief                 InterCapital, Dean  Witter Distributors  Inc.  ("Distribu-
Executive Officer and Trustee                           tors")  and DWSC; Executive Vice President and Director of
Two World Trade Center                                  DWR; Chairman, Director  or Trustee,  President and  Chief
New York, New York                                      Executive  Officer  of  the Dean  Witter  Funds; Chairman,
                                                        Chief Executive Officer and  Trustee of the TCW/DW  Funds;
                                                        Chairman   and  Director  of  Dean  Witter  Trust  Company
                                                        ("DWTC");  Director   and/or  officer   of  various   DWDC
                                                        subsidiaries;   formerly  Executive   Vice  President  and
                                                        Director of DWDC (until February, 1993).

Edwin J. Garn                                           Director or  Trustee of  the Dean  Witter Funds;  formerly
Trustee                                                 United  States Senator (R-Utah)  (1974-1992) and Chairman,
2000 Eagle Gate Tower                                   Senate Banking  Committee (1980-1986);  formerly Mayor  of
Salt Lake City, Utah                                    Salt  Lake  City,  Utah  (1971-1974);  formerly Astronaut,
                                                        Space  Shuttle   Discovery  (April   12-19,  1985);   Vice
                                                        Chairman,  Huntsman  Chemical Corporation  (since January,
                                                        1993);
                                                        Member of  the  board  of  various  civic  and  charitable organizations.

         NAME, POSITION WITH FUND AND ADDRESS                  PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
John R. Haire                                           Chairman  of  the  Audit  Committee  and  Chairman  of the
Trustee                                                 Committee of  the Independent  Directors or  Trustees  and
439 East 51st Street                                    Director  or Trustee of the  Dean Witter Funds; Trustee of
New York, New York                                      the TCW/DW Funds; formerly  President, Council for Aid  to
                                                        Education  (1978-October  1989)  and  Chairman  and  Chief
                                                        Executive Officer  of  Anchor Corporation,  an  Investment
                                                        Adviser   (1964-1978);  Director  of  Washington  National
                                                        Corporation   (insurance)   and   Bowne   &   Co.,    Inc.
                                                        (printing).
Dr. John E. Jeuck                                       Retired;  Director or  Trustee of  the Dean  Witter Funds;
Trustee                                                 formerly Robert Law Professor of Business  Administration,
70 East Cedar Street                                    Graduate   School  of  Business,  University  of  Chicago;
Chicago, Illinois                                       Business consultant.
Dr. Manuel H. Johnson                                   Senior  Partner,  Johnson  Smick  International,  Inc.,  a
Trustee                                                 consulting  firm;  Koch  Professor  of  International Eco-
7521 Old Dominion Drive                                 nomics and  Director  of  the  Center  for  Global  Market
Maclean, Virginia                                       Studies  at  George  Mason  University  (since  September,
                                                        1990); Co-Chairman and  a founder  of the  Group of  Seven
                                                        Council (G7C), an international economic commission (since
                                                        September,  1990); Director or Trustee  of the Dean Witter
                                                        Funds; Trustee of the TCW/DW Funds; Director of  Greenwich
                                                        Capital   Markets  Inc.   (broker-dealer);  formerly  Vice
                                                        Chairman of the Board of Governors of the Federal  Reserve
                                                        System   (February,   1986-August   1990)   and  Assistant
                                                        Secretary of the U.S. Treasury (1982-1986).
Paul Kolton                                             Director or Trustee of the Dean Witter Funds; Chairman  of
Trustee                                                 the  Audit Committee and Chairman  of the Committee of the
9 Hunting Ridge Road                                    Independent Trustees  and  Trustee of  the  TCW/DW  Funds;
Stamford, Connecticut                                   formerly  Chairman of  the Financial  Accounting Standards
                                                        Advisory Council and Chairman and Chief Executive  Officer
                                                        of  the American Stock Exchange; Director of UCC Investors
                                                        Holding Inc. (Uniroyal  Chemical Company, Inc.);  director or trustee of various not-for-profit organizations.
Michael E. Nugent                                       General  Partner,  Triumph  Capital, L.P.,  a  private in-
Trustee                                                 vestment partnership  (since  April,  1988);  Director  or
237 Park Avenue                                         Trustee  of the Dean  Witter Funds; Trustee  of the TCW/DW
New York, New York                                      Funds; formerly Vice President, Bankers Trust Company  and
                                                        BT  Capital  Corporation  (September,  1984-March,  1988);
                                                        Director of various business organizations.
Philip J. Purcell*                                      Chairman of  the Board  of Directors  and Chief  Executive
Trustee                                                 Officer  of  DWDC,  DWR and  Novus  Credit  Services Inc.;
Two World Trade Center                                  Director of InterCapital, DWSC and Distributors;  Director
New York, New York                                      or  Trustee  of  the Dean  Witter  Funds;  Director and/or
                                                        officer of various DWDC subsidiaries.

         NAME, POSITION WITH FUND AND ADDRESS                  PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
John L. Schroeder                                       Executive Vice President and  Chief Investment Officer  of
Trustee                                                 the  Home Insurance Company (since August, 1991); Director
Northgate 3A                                            or Trustee of the Dean Witter Funds; Director of  Citizens
Alger Court                                             Utilities  Company; formerly Chairman and Chief Investment
Bronxville, New York                                    Officer of  Axe-Houghton Management  and the  Axe-Houghton
                                                        Funds  (April,  1983-June,  1991) and  President  of USF&G
                                                        Financial Services, Inc. (June, 1990-June, 1991).

Edward R. Telling*                                      Retired; Director  or Trustee  of the  Dean Witter  Funds;
Trustee                                                 formerly  Chairman  of the  Board  of Directors  and Chief
Sears Tower                                             Executive Officer  (until  December, 1985)  and  President
Chicago, Illinois                                       (from   January,  1981-March,  1982   and  from  February,
                                                        1984-August, 1984)  of Sears,  Roebuck and  Co.;  formerly
                                                        Director of Sears, Roebuck and Co.

Sheldon Curtis                                          Senior  Vice President,  Secretary and  General Counsel of
Vice President, Secretary and General Counsel           InterCapital and  DWSC; Senior  Vice President,  Assistant
Two World Trade Center                                  Secretary  and Assistant General  Counsel of Distributors;
New York, New York                                      Senior Vice  President and  Secretary of  DWTC;  Assistant
                                                        Secretary  of DWDC and DWR;  Vice President, Secretary and
                                                        General Counsel of  the Dean Witter  Funds and the  TCW/DW
                                                        Funds.

Ronald J. Worobel                                       Senior  Vice President of InterCapital (since June, 1993);
Vice President                                          Vice President of various Dean Witter
Two World Trade Center                                  Funds; formerly  Vice  President  of  InterCapital  (June,
New York, New York                                      1992-June,   1993);   formerly  Managing   Director,  Mac-
                                                        Kay-Shields Financial  Corp. (February,  1989-June,  1992)
                                                        and  Senior  Vice  President  of  Rothschild  Inc.  (June,
                                                        1986-February, 1989).

Michael G. Knox                                         Senior Portfolio  Manager of  InterCapital (since  August,
Vice President                                          1993); formerly a portfolio manager and analyst with Eagle
Two World Trade Center                                  Asset  Management, Inc. (February,  1991-August, 1993) and
New York, New York                                      assistant portfolio  manager  and  analyst  with  Heritage
                                                        Asset Management, Inc. (July, 1988-February, 1991).

Thomas F. Caloia                                        First  Vice  President  (since  May,  1991)  and Assistant
Treasurer                                               Treasurer (since  January,  1993) of  InterCapital;  First
Two World Trade Center                                  Vice  President and Assistant Treasurer of DWSC; Treasurer
New York, New York                                      of the Dean Witter Funds and the TCW/DW Funds;  previously
                                                        Vice President of InterCapital.

---------
 *Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, David A. Hughey, Executive Vice President and Chief Administrative Officer of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, and Edmund C. Puckhaber, Executive Vice President of InterCapital and Director of DWTC and Thomas H. Connelly, Paul D. Vance and Ira N. Ross, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund, and Barry Fink and Marilyn K. Cranney, First Vice Presidents and

Assistant General Counsels of InterCapital and DWSC, and Lawrence S. Lafer, LouAnne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, are Assistant Secretaries of the Fund.

    The Fund pays each Trustee who is not an employee of the Investment Manager or an affiliated company an annual fee of $1,200 ($1,600 prior to December 31,
1993) plus $50 for each meeting of the Board of Trustees or of any committee of the Board of Trustees attended by the Trustee in person (the Fund pays the Chairman of the Audit Committee an additional annual fee of $1,000 ($1,200 prior to December 31, 1993) and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The Fund has adopted a retirement program under which an Independent Trustee who retires after a minimum required period of service would be entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72) based upon length of service and computed as a percentage of one-fifth of the total compensation earned by such Trustee for service to the Fund in the five-year period prior to the date of the Trustee's retirement. For the fiscal year ended September 30, 1994, the Fund accrued a total of $42,031 for Trustees' fees, expenses and benefits under the above-described retirement program. As of the date of this Statement of Additional Information, the aggregate shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than one percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

    CONVERTIBLE SECURITIES. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. As such, a convertible security entitles the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

    A convertible security's position in a company's capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

    Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. Such theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality which do not have a conversion privilege. This theoretical value, which will change with prevailing interest rates, the credit standing of the issuer and other pertinent factors, is often referred to as the "investment value," and represents the security's theoretical price support level.

    "Conversion value" is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, this premium may not be recovered.

    To the degree that the price of a convertible security rises above its investment value because of a rise in price of the common stock, it is influenced more by price fluctuations of the common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its
conversion  value  will  produce  a  lower  yield  than  nonconvertible   senior
securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's investment objectives.

    CORPORATE FIXED-INCOME SECURITIES. As discussed in the Prospectus, in order to generate the current income needed to achieve its investment objective, the Fund may invest in investment grade non-convertible fixed-income securities as well as in such securities which are in the lower rating categories of recognized rating agencies (Standard & Poor's Corporation and Moody's Investors Service, Inc.) or which are not rated by such agencies. The Investment Manager will perform its own credit analyses in addition to using recognized rating agencies and other sources. In making such credit analyses, substantial consideration will be given to a determination of value based upon, among other things, anticipated cash flows, interest or dividend coverage, asset coverage, earnings, experience of the issuer, responsiveness to changes in interest rates and business conditions and liquidation value relative to the market price.

    WHEN, AS AND IF ISSUED SECURITIES. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other high grade debt portfolio securities equal in value to recognized commitments for such securities. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges (currently the Chicago Board Options Exchange, American Stock Exchange, New York Stock Exchange, Pacific Stock Exchange and Philadelphia Stock Exchange) and are written in over-the-counter transactions ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OTC OPTIONS. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury bills, the Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark-to-market difference is maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain over-the-counter ("OTC") options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

    Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options Transactions," below.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other high grade debt obligations in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a written put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark-to-market difference is maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the

Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed call and put options in amounts equalling up to 10% of its total assets. The Fund may purchase call options only in order to close out a covered call position (see "Covered Call Writing" above). The call purchased is likely to be on the same securities and have the same terms as the written option. The option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option when it was purchased. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other high grade short-term debt obligations as cover for the put option for other investment purposes until the exercise or expiration of the option.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires). In addition, in the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    FUTURES CONTRACTS. The Fund may purchase and sell futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills. As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    When the Fund enters into a futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other high grade short-term obligations equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are mark-to-market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Investment Manager may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In order to assure that the Fund is entering into transactions in futures contracts for hedging purposes as such is defined by the Commodities Futures Trading Commission either: 1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge or 2) the underlying value of all long positions in futures contracts will not exceed the total value of: a) all short-term debt obligations held by the Fund; b) cash held by the Fund; c) cash proceeds due to the Fund on investments within thirty days; d) the margin deposited on the contracts; and e) any unrealized appreciation in the value of the contracts.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other high grade debt obligations equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio. In addition, in the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.
Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

    The Investment Manager has substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

LENDING OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets.

    A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Trust could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. However, the Fund did not lend any of its portfolio securities during the fiscal year ended September 30, 1994 and it has no intention of doing so in the foreseeable future.

REPURCHASE AGREEMENTS

    When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Fund's Custodian, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions, whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity or other considerations warrant. The Fund did not enter into any repurchase agreements during the fiscal year ended September 30, 1994, in an amount greater than 5% of its net assets.

WARRANTS

    The Fund may invest up to 5% of its net assets in warrants, but not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this limitation. For the fiscal year ended September 30, 1994, the Fund's investments in warrants did not exceed 5% of its net assets.

FOREIGN SECURITIES

    The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 10% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). Investments in certain Canadian issuers may be speculative due to certain political risks and may be subject to substantial price fluctuations. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies held by the Fund.

    The Fund may invest in securities of foreign companies. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange as between the currencies of different nations and exchange control regulations. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges will be held in custody by a foreign branch of a domestic bank. During the fiscal year ended September 30, 1994, the Fund did not purchase any foreign securities in an amount greater than 5% of its net assets.

PORTFOLIO TURNOVER

    The Fund may sell portfolio securities without regard to the length of time they have been held whenever such sale will, in the Investment Manager's opinion, strengthen the Fund's position and contribute to its investment objective. As a result, the Fund's portfolio turnover rate may exceed 100%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year. During the fiscal year ended September 30, 1994 the Fund's portfolio turnover rate was 184%.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer, or trustee/ director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         2. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         3. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options thereon.

         4. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         5. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial and variation margin for futures are not deemed to be pledges of assets and such arrangements are not deemed to be the issuance of a senior security as set forth in restriction
    (7).)

         7. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above and in the Prospectus; (c) purchasing any securities on a when-issued or delayed delivery basis; or (d) lending portfolio securities.

         8. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

         9. Make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

        10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        12. Invest for the purpose of exercising control or management of any other issuer.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    The Investment  Manager  is  responsible  for  decisions  to  buy  and  sell securities and futures contracts for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Option and futures transactions will usually be effected through a broker and a commission will be charged.

    The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

    The aggregate amount of brokerage commissions paid by the Fund during the fiscal years ended September 30, 1992, 1993 and 1994 was $288,676, $331,205 and $401,973, respectively.

    The policy of the Fund regarding purchases and sales of securities and futures contracts for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services. During the fiscal year ended September 30, 1994, the Fund directed payment of $334,991 in brokerage commissions in connection with transactions in the aggregate amount of $131,009,750 to brokers because of research services provided.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (I.E., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. During the fiscal years ended September 30, 1992, 1993 and 1994, the Fund paid a total of $74,330, $20,207 and $31,360 respectively, in brokerage commissions to DWR. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to DWR. During the fiscal year ended September 30, 1994, the brokerage commissions paid to DWR represented approximately 7.80% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.22% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization, sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. The Trustees of the Fund, including a majority of the Trustees who are not and were not, at the time they voted, 'interested persons' of the Fund (as defined in the Act) at their meeting held on October 30, 1992, approved the current Distribution Agreement appointing the Distributor as exclusive Distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by The
Fund. The current Distribution Agreement is substantively identical to the Fund's previous distribution agreements. The Distribution Agreement took effect on June 30, 1993 upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. By its terms, the Distribution Agreement had an initial term ending April 30, 1994, and provides that it will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 8, 1994, the Trustees, including all of the Independent Trustees, approved the continuation of the Agreement until April 30, 1995.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto to prospective shareholders. The Fund bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act of omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

    To compensate the Distributor for the services provided and the expenses borne by the Distributor or any selected dealer under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived, or (b) the Fund's average daily net assets. The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. (see "Redemptions and Repurchases -- Contingent Deferred Sales Charge" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received approximately $327,000, $76,000 and $38,000 in contingent deferred sales charges for the fiscal years ended September 30, 1992, 1993 and 1994, respectively, none of which was retained by the Distributor.

    The Distributor has informed the Fund that a portion of the fees payable by the Fund each year pursuant to the Plan equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). Such portion of the fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by the Fund is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of Fair Practice.

    Under its terms, the Plan had an initial term ending December 31, 1985, and provides that it will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). The Plan was submitted to and approved by the shareholders at the Annual Meeting of Shareholders on December 29, 1986. Continuation of the Plan was most recently approved by the Trustees, including a majority of the Independent 12b-1 Trustees, on April 8, 1994 at a meeting called for the purpose of voting on such Plan. At that meeting the Trustees and the Independent 12b-1 Trustees, after evaluating all the information they deemed necessary to make an informed determination of whether the Plan should be continued, approved the continuation of the Plan until April 30, 1995. The determination was based upon the conclusion of the Trustees that the Plan provides an effective means of stimulating sales of shares of the Fund and of reducing or avoiding net redemptions and the potentially adverse effects that may occur therefrom.

    At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon the reorganization described above the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At a meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, approved certain technical amendments to the Plan in connection with recent amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of Fair Practice.

    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to the Distributor, under the Plan, during the fiscal year ended September 30, 1994, of $2,002,443. This amount is equal to payments required to be paid monthly by the Fund which were computed at the annual rate of 1.0% of the average daily net assets of the Fund for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method, shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 5% of the amount sold and an annual residual commission of up to 0.25 of 1% of the current value (not including reinvested dividends or distributions) of the amount sold. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including overhead and sales compensation. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and DWR's opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charge received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund paid 100% of the $2,002,443 accrued under the Plan for the fiscal year ended September 30, 1994 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $152,785,485 on behalf of the Fund since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways: (i) 1.25% ($1,902,347) -- advertising and promotional expenses; (ii) 0.32% ($493,122) printing of prospectuses for distribution to other than current shareholders; and (iii) 98.43% ($150,390,016) -- other expenses, including the gross sales credit and the carrying charge, of which 22.98% ($34,566,489) represents carrying charges, 31.95% ($48,043,599)
represents commission credits to DWR branch offices for payments of commissions to account executives and 45.07% ($67,779,928) represents overhead and other branch office distribution-related expenses. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

    At any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that the excess expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's shares, totalled $64,427,485 as of September 30, 1994. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWSC and DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE

    As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    The net asset value per share of the Fund is determined once daily at 4:00 p.m. New York time on each day that the New York Stock Exchange is open and on each other day in which there is a sufficient degree of trading in the Fund's investments to affect the net asset value, except that the net asset value may not be computed on a day on which no orders to purchase, or tenders to sell or redeem, Fund shares have been received, by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Fund's Transfer Agent, Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.

    TARGETED DIVIDENDS.-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Dean Witter Fund other than Dean Witter Convertible Securities Trust. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at the net asset value, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the proceeds by the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see

"Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Redemption and Repurchases -- Contingent Deferred Sales Charge").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter Convertible Securities Trust, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next determined after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information  regarding plan administration,  custodial fees  and
other   details,  investors   should  contact   their  DWR   or  other  selected
broker-dealer account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund and five Dean Witter Funds which are money market funds (the foregoing eight non-CDSC funds are hereinafter referred to as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge", a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a CDSC fund. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a CDSC fund from the Exchange Fund, with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a CDSC fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC fund.

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds") but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

    When shares initially purchased in a CDSC fund are exchanged for shares of another CDSC fund, or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. Shares of Dean Witter American Value Fund acquired prior to April 30, 1984, shares of Dean Witter Dividend Growth Securities Inc. and Dean Witter Natural Resource Development Securities Inc. acquired prior to July 2, 1984, and shares of Dean Witter Strategist Fund acquired prior to November 8, 1989, are also considered Free Shares and will be the first Free Shares to be exchanged. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time
(except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block which are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge", any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

    The Transfer Agent acts as agent for shareholders of the Fund in effecting redemptions of Fund shares and in applying the proceeds to the purchase of other fund shares. In the absence of negligence on its part, neither the Transfer Agent nor the Fund shall be liable for any redemption of Fund shares caused by unauthorized telephone instructions. Accordingly, in such event the investor shall bear the risk of loss. The staff of the Securities and Exchange Commission is currently considering the propriety of such a policy.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. The Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum investment for Dean Witter Short-Term U.S. Treasury Trust is $10,000, although that fund, in its discretion, may accept initial purchases as low as $5,000. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special

Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days prior written notice for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

    CONTINGENT DEFERRED SALES CHARGE. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services -- Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services -- Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor. In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                     CONTINGENT DEFERRED
            YEAR SINCE                   SALES CHARGE
             PURCHASE                 AS A PERCENTAGE OF
           PAYMENT MADE                AMOUNT REDEEMED
-----------------------------------  --------------------
First..............................          5.0%
Second.............................          4.0%
Third..............................          3.0%
Fourth.............................          2.0%
Fifth..............................          2.0%
Sixth..............................          1.0%
Seventh and thereafter.............          None

    In determining the rate of the CDSC it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions or acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS  OF SHARES.   In  the event a  shareholder requests  a transfer of
shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within thirty days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after the reinstatement request, together with such proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and will notify shareholders that following an election by the Fund, the shareholders will be required to include such undistributed gains in determining their taxable income and may claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax.
Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last calendar quarter of any year to shareholder of record for that period which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.

    Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

    The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and net short-term capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

    Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held to a minimum period, usually 46 days. Any distributions made by the Fund will not be eligible for the dividends received deduction with respect to shares which are held by the shareholder for 45 days or less. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.

    After the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entIre portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended September 30, 1994, the Fund's yield, calculated pursuant to the formula described above, was 5.47%.

    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total return of the Fund for the fiscal year ended September 30, 1994, for the five years ended September 30, 1994 and for the period from October 31, 1985 (commencement of operations) through September 30, 1994 was 0.02%, 5.89% and 7.22%, respectively.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable contingent deferred sales charge. Based on this calculation, the average annual total return of the Fund for the fiscal year ended September 30, 1994, for the five years ended September 30, 1994 and for the period from October 31, 1985 through September 30, 1994 was 5.02%, 35.12% and 86.21%, respectively.

    In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any contingent deferred sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the fiscal year ended September 30, 1994, for the five years ended September 30, 1994 and for the period from October 31, 1985 through September 30, 1994 was 5.02%, 6.20% and 7.22%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the extent of any applicable contingent deferred sales charge) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 or $100,000 in the Fund at inception would have grown to $18,621, $93,105 and $186,210, respectively, at September 30, 1994.

    The Fund may advertise, from time to time, its performance relative to certain performance rankings and indices compiled by independent organizations.

DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the shareholders of the Fund are entitled to a full vote for each full share held. The Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on January 12, 1993. Messrs. Bozic, Purcell and Schroeder were elected by the other Trustees of the Fund. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances, the Trustees may be removed by action of the Trustees. The shareholders also have the right, under certain circumstances, to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). However, the Trustees have not authorized any such additional series or classes of shares.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may a rise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Trust shall be of unlimited duration, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend

Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts; disbursing cash dividends and reinvesting dividends; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

    The Fund's fiscal year ends on September 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Sheldon Curtis, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of Dean Witter Convertible Securities Trust

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Convertible Securities Trust, (the "Fund") at September 30, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the eight years in the period then ended and for the period October 31, 1985 (commencement of operations) through September 30, 1986, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1994, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
November 10, 1994

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT (IN                                                       COUPON   MATURITY
THOUSANDS)                                                        RATE      DATE       VALUE
----------                                                      --------  --------  ------------
            CORPORATE BONDS (64.7%)
            CONVERTIBLE BONDS (60.6%)
            AUTO PARTS (3.0%)
$   3,800   Arvin Industries, Inc.............................      7.50%  9/30/14  $  3,819,000
    2,850   MascoTech, Inc....................................      4.50  12/15/03     1,959,375
                                                                                    ------------
                                                                                       5,778,375
                                                                                    ------------
            BUILDING MATERIALS (0.8%)
    1,500   Cemex S.A. - 144A*................................      4.25  11/ 1/97     1,515,000
                                                                                    ------------
            CHEMICALS (1.6%)
    7,500   RPM Inc. Ohio.....................................      0.00   9/30/12     3,000,000
                                                                                    ------------
            ELECTRICAL EQUIPMENT (1.8%)
    2,000   Magnetek, Inc.....................................      8.00   9/15/01     2,020,000
    1,550   Willcox & Gibbs, Inc..............................      7.00   8/ 1/14     1,404,688
                                                                                    ------------
                                                                                       3,424,688
                                                                                    ------------
            ENTERTAINMENT/GAMING (2.2%)
    1,000   Argosy Gaming Co..................................     12.00   6/ 1/01     1,090,000
    1,800   United Gaming, Inc................................      7.50   9/15/03     1,458,000
    2,000   United Gaming, Inc. - 144A*.......................      7.50   9/15/03     1,620,000
                                                                                    ------------
                                                                                       4,168,000
                                                                                    ------------
            ENVIRONMENTAL CONTROL (2.4%)
    2,000   Air & Water Technologies Corp.....................      8.00   5/15/15     1,400,000
    3,500   United States Filter Corp.........................      5.00  10/15/00     3,255,000
                                                                                    ------------
                                                                                       4,655,000
                                                                                    ------------
            FINANCIAL SERVICES (3.2%)
    2,000   AT&T Latin American Equity - 144A*................      0.00   3/30/99     1,980,000
    4,000   Fidelity National Financial, Inc..................      0.00   2/15/09     1,440,000
    3,500   Waterhouse Investment Services, Inc...............      6.00  12/15/03     2,642,500
                                                                                    ------------
                                                                                       6,062,500
                                                                                    ------------
            FOOD & BEVERAGES (0.5%)
    1,000   Giant Group, Ltd..................................      7.00   4/15/06       953,750
                                                                                    ------------
            HEALTHCARE (3.7%)
    2,500   Careline, Inc. - 144A*............................      8.00   5/ 1/01     2,118,750
    4,300   Sun Healthcare Group..............................      6.00   3/ 1/04     4,853,625
                                                                                    ------------
                                                                                       6,972,375
                                                                                    ------------
            HOME BUILDING (3.1%)
    3,100   Toll Corp.........................................      4.75   1/15/04     2,433,500
    4,925   US Home Corp......................................      4.875 11/ 1/05     3,385,938
                                                                                    ------------
                                                                                       5,819,438
                                                                                    ------------
            HOTELS (0.3%)
      600   Hospitality Franchise System, Inc.................      4.50  10/ 1/99       621,000
                                                                                    ------------
            INDUSTRIALS (7.1%)
    7,250   Bell Sports Corp..................................      4.25  11/15/00     5,292,500
    2,000   Hawley Group, Ltd.................................      6.00  10/ 3/02     2,765,000
    1,400   Raymond Corp......................................      6.50  12/15/03     1,732,500
    3,500   Titan Wheel International, Inc....................      4.75  12/ 1/00     3,710,000
                                                                                    ------------
                                                                                      13,500,000
                                                                                    ------------

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1994 (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT (IN                                                       COUPON   MATURITY
THOUSANDS)                                                        RATE      DATE       VALUE
----------                                                      --------  --------  ------------
            INSURANCE (1.5%)
$   1,300   Alexander & Alexander Services, Inc...............     11.00%  4/15/07  $  1,326,000
    1,500   Horace Mann Educators Corp........................      4.00  12/ 1/99     1,455,000
                                                                                    ------------
                                                                                       2,781,000
                                                                                    ------------
            METALS (2.9%)
    1,250   Crown Resource Corp...............................      5.75   8/27/01       962,500
    5,000   Freeport-McMoran, Inc.............................      6.55   1/15/01     4,562,500
                                                                                    ------------
                                                                                       5,525,000
                                                                                    ------------
            OIL & GAS (1.4%)
    2,500   Western Company of North America..................      7.25   1/15/15     2,675,000
                                                                                    ------------
            OIL SERVICES (1.8%)
   11,000   Valhi, Inc........................................      0.00  10/20/07     3,520,000
                                                                                    ------------
            PUBLISHING (4.9%)
   10,000   Hollinger, Inc....................................      0.00  10/ 5/13     3,075,000
    4,500   Time Warner, Inc..................................      0.00   6/22/13     1,597,500
    4,622   Time Warner, Inc..................................      8.75   1/10/15     4,616,223
                                                                                    ------------
                                                                                       9,288,723
                                                                                    ------------
            REAL ESTATE INVESTMENT TRUST (2.2%)
    3,000   Alexander Haagen Properties, Inc..................      7.50   1/15/01     2,790,000
    1,500   Liberty Property Trust............................      8.00   7/ 1/01     1,500,000
                                                                                    ------------
                                                                                       4,290,000
                                                                                    ------------
            RESTAURANTS (3.0%)
    2,000   Boston Chicken, Inc...............................      4.50   2/ 1/04     1,710,000
    2,075   TPI Enterprises, Inc..............................      8.25   7/15/02     2,272,125
    4,000   Shoney's, Inc.....................................      0.00   4/11/04     1,750,000
                                                                                    ------------
                                                                                       5,732,125
                                                                                    ------------
            RETAIL (5.1%)
    1,500   Carter Hawley Hale Stores, Inc....................      6.25  12/31/00     1,687,500
    1,500   Eagle Hardware & Garden, Inc......................      6.25   3/15/01     1,181,250
    4,500   Federated Department Stores, Inc.+................      0.00   2/15/04     4,320,000
    1,750   Proffitts, Inc....................................      4.75  11/ 1/03     1,312,500
    2,000   Tops Appliance City, Inc. - 144A*.................      6.50  11/30/03     1,275,000
                                                                                    ------------
                                                                                       9,776,250
                                                                                    ------------
            STEEL (0.5%)
    1,275   Nippon Denro, Ltd. - 144A*........................      3.00   4/ 1/01     1,045,500
                                                                                    ------------
            TELECOMMUNICATIONS (2.8%)
    2,000   Arch Communications Group, Inc. - 144A*...........      6.75  12/ 1/03     2,360,000
    1,500   Motorola, Inc.....................................      0.00   9/27/13     1,012,500
    2,500   Audiovox Corp. - 144A*............................      6.25   3/15/01     1,900,000
                                                                                    ------------
                                                                                       5,272,500
                                                                                    ------------
            TEXTILES (1.3%)
    2,500   Interface, Inc....................................      8.00   9/15/13     2,475,000
                                                                                    ------------
            TRANSPORTATION (1.5%)
    2,200   Air Express International Corp....................      6.00   1/15/03     2,145,000
      750   Airborne Freight Corp.............................      6.75   8/15/01       729,375
                                                                                    ------------
                                                                                       2,874,375
                                                                                    ------------

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1994 (CONTINUED)
--------------------------------------------------------------------------------

PRINCIPAL
AMOUNT (IN                                                       COUPON   MATURITY
THOUSANDS)                                                        RATE      DATE       VALUE
----------                                                      --------  --------  ------------
            TRANSPORTATION - INTERNATIONAL (0.3%)
$     651   Consorcio G. Grupo Dina S.A. de C.V...............      8.00%  8/ 8/04  $    546,840
                                                                                    ------------
            WASTE MANAGEMENT (1.7%)
    3,000   Laidlaw, Inc. - 144A*.............................      6.00   1/15/99     3,165,000
                                                                                    ------------
            TOTAL CONVERTIBLE BONDS (IDENTIFIED COST $121,410,016)................   115,437,439
                                                                                    ------------

            NON-CONVERTIBLE BONDS (4.1%)
            CHEMICALS (1.4%)
    2,500   General Chemical Corp.............................     14.00  11/ 1/98     2,650,000
                                                                                    ------------
            HEALTHCARE (1.6%)
    3,000   Healthsouth Rehabilitation Corp...................      9.50   4/ 1/01     2,940,000
                                                                                    ------------
            RESTAURANTS (1.1%)
    2,500   Flagstar Corp.....................................     11.375  9/15/03     2,181,250
                                                                                    ------------
            TOTAL NON-CONVERTIBLE BONDS (IDENTIFIED COST $8,078,575)..............     7,771,250
                                                                                    ------------
            TOTAL CORPORATE BONDS (IDENTIFIED COST $129,488,591)..................   123,208,689
                                                                                    ------------

  SHARES
----------
            CONVERTIBLE PREFERRED STOCKS (18.4%)
            AUTO PARTS (0.3%)
    36,100  MascoTech, Inc. $1.20.................................................       482,838
                                                                                    ------------
            BIOTECHNOLOGY (0.4%)
    39,600  Liposome, Inc. Series A $1.93.........................................       757,350
                                                                                    ------------
            BUILDING MATERIALS (0.6%)
    25,000  Southdown, Inc. Series D $2.875.......................................     1,056,250
                                                                                    ------------
            CHEMICALS (1.1%)
    40,000  Occidental Petroleum Corp. $3.875 - 144A*.............................     2,097,500
                                                                                    ------------
            ENTERTAINMENT (1.9%)
   147,600  AMC Entertainment, Inc. $1.75.........................................     3,579,300
                                                                                    ------------
            FINANCIAL SERVICES (0.9%)
    40,000  American Express Co. $2.297...........................................     1,780,000
                                                                                    ------------
            HEALTHCARE (1.1%)
    70,000  U.S. Surgical Corp. $2.198............................................     2,047,500
                                                                                    ------------
            INDUSTRIALS (1.8%)
    30,000  Chiquita Brands, Inc. Series A $2.875.................................     1,477,500
    40,000  Corning, Inc. $3.00...................................................     1,990,000
                                                                                    ------------
                                                                                       3,467,500
                                                                                    ------------
            INSURANCE (1.4%)
    65,000  Alexander & Alexander Series A $3.625 - 144A*.........................     2,746,250
                                                                                    ------------
            MACHINERY (1.6%)
   135,000  Cooper Industries, Inc. $1.60.........................................     3,206,250
                                                                                    ------------
            METALS (1.7%)
   100,000  Freeport-McMoran Copper & Gold, Inc. $1.25............................     2,450,000
   100,000  Kaiser Aluminum Corp. $.65............................................       825,000
                                                                                    ------------
                                                                                       3,275,000
                                                                                    ------------
            OIL & GAS (1.0%)
    75,000  Kelley Oil Corp. $2.625...............................................     1,912,500
                                                                                    ------------

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1994 (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                               VALUE
----------                                                                          ------------
            OIL & GAS DRILLING (0.4%)
    20,000  McDermott International, Inc. $2.875..................................  $    833,750
                                                                                    ------------
            PAPER (0.7%)
    52,000  Boise Cascade Corp. $1.58.............................................     1,371,500
                                                                                    ------------
            REAL ESTATE (1.2%)
    50,000  Catellus Development Corp. Series B $3.625 - 144A*....................     2,275,000
                                                                                    ------------
            REGIONAL BANKS (1.3%)
    27,000  Peoples Bank Bridgeport Conn. Series A $4.25..........................     2,409,750
                                                                                    ------------
            TELECOMMUNICATIONS (0.5%)
    30,000  Mobile Telecommunications Corp. $2.25 - 144A*.........................       892,500
                                                                                    ------------
            WASTE MANAGEMENT (0.5%)
    45,000  International Technology Corp. $1.75..................................       894,375
                                                                                    ------------
            TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $33,589,360)......    35,085,113
                                                                                    ------------

            COMMON STOCKS (9.7%)
            ADVERTISING (0.7%)
   110,000  DIMAC Corp. (a).......................................................     1,347,500
                                                                                    ------------
            AUTO PARTS (0.5%)
    74,900  MascoTech, Inc........................................................       889,437
                                                                                    ------------
            BUILDING MATERIALS (0.2%)
    20,000  Masco Corporation.....................................................       482,500
                                                                                    ------------
            ENTERTAINMENT/GAMING (0.8%)
    57,938  International Game Technology.........................................     1,194,971
    42,500  United Gaming, Inc. (a)...............................................       302,812
                                                                                    ------------
                                                                                       1,497,783
                                                                                    ------------
            ENVIRONMENTAL CONTROL (0.3%)
    47,700  OHM Corp. (a).........................................................       548,550
                                                                                    ------------
            FINANCIAL SERVICES (0.1%)
    25,000  Lomas Financial Corp. (a).............................................       121,875
                                                                                    ------------
            HEALTHCARE (0.5%)
   120,000  Careline, Inc. (a)....................................................       660,000
    13,300  Grancare, Inc. (a)....................................................       242,725
                                                                                    ------------
                                                                                         902,725
                                                                                    ------------
            HOME BUILDING (0.2%)
    40,000  Toll Brothers, Inc. (a)...............................................       455,000
                                                                                    ------------
            INDUSTRIALS (0.5%)
    50,000  Hanson PLC (ADR)......................................................       906,250
                                                                                    ------------
            MACHINERY (0.0%)
     2,500  Albany International Corp. (Class A)..................................        44,062
                                                                                    ------------
            MANUFACTURING (1.1%)
   201,000  Foamex International, Inc. (a)........................................     2,135,625
                                                                                    ------------
            REAL ESTATE INVESTMENT TRUST (2.9%)
   105,555  Alexander Haagen Properties, Inc......................................     1,794,435
    58,100  Avalon Properties, Inc................................................     1,227,362
    50,000  Irvine Apartment Communities, Inc.....................................       893,750
    53,600  Merry Land & Investment, Inc..........................................     1,051,900
    25,000  Urban Shopping Centers, Inc...........................................       553,125
                                                                                    ------------
                                                                                       5,520,572
                                                                                    ------------

DEAN WITTER CONVERTIBLE SECURITIES TRUST
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1994 (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                                                               VALUE
----------                                                                          ------------
            RESTAURANTS (0.4%)
   65,000   Flagstar Cos., Inc. (a)...............................................  $    552,500
   40,000   TPI Enterprises, Inc. (a).............................................       255,000
                                                                                    ------------
                                                                                         807,500
                                                                                    ------------
            RETAIL (0.7%)
   15,000   Dillard Department Stores, Inc. (Class A) (a).........................       401,250
   50,000   Woolworth Corp........................................................       868,750
                                                                                    ------------
                                                                                       1,270,000
                                                                                    ------------
            TEXTILES (0.1%)
   20,000   Interface, Inc. (Class A).............................................       260,000
                                                                                    ------------
            TRANSPORTATION (0.7%)
   87,555   Consorcio G. Grupo Dina S.A. de C.V. (ADR) (a)........................       908,383
   40,000   Team Rental Group, Inc. (a)...........................................       450,000
                                                                                    ------------
                                                                                       1,358,383
                                                                                    ------------
            TOTAL COMMON STOCKS (IDENTIFIED COST $19,530,731).....................    18,547,762
                                                                                    ------------

PRINCIPAL
AMOUNT (IN                                                       COUPON   MATURITY
THOUSANDS)                                                        RATE      DATE
----------                                                      --------  --------
            SHORT-TERM INVESTMENTS (7.6%)
            COMMERCIAL PAPER (B) (6.3%)
            FINANCE - DIVERSIFIED (6.3%)
$   7,000   Ford Motor Credit Co..............................      4.75% 10/ 5/94     6,996,306
    5,000   General Electric Capital Corp.....................      4.82  10/ 7/94     4,995,983
                                                                                    ------------
            TOTAL COMMERCIAL PAPER (AMORTIZED COST $11,992,289)...................    11,992,289
                                                                                    ------------
            REPURCHASE AGREEMENT (1.3%)
    2,365   The Bank of New York (dated 9/30/94; proceeds
              $2,365,681; collateralized by $2,473,560 U.S.
              Treasury Bond 7.50% due 11/15/16 valued at
              $2,411,990) (Identified Cost $2,364,696)........      5.00  10/ 3/94     2,364,696
                                                                                    ------------
            TOTAL SHORT-TERM INVESTMENTS (IDENTIFIED COST $14,356,985)............    14,356,985
                                                                                    ------------

                   TOTAL INVESTMENTS (IDENTIFIED COST $196,965,667)
            (C).......................................................      100.4 %  191,198,549
                   LIABILITIES IN EXCESS OF OTHER ASSETS..............       (0.4)      (803,505)
                                                                        ----------  ------------
                   NET ASSETS.........................................      100.0 % $190,395,044
                                                                        ----------  ------------
                                                                        ----------  ------------

----------------
 *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 +   PAYMENT IN KIND.
(A)  NON-INCOME PRODUCING SECURITY.
(B) COMMERCIAL PAPER WAS PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A BOND EQUIVALENT YIELD.
(C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $198,708,168; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $5,545,604 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $13,055,223, RESULTING IN NET UNREALIZED DEPRECIATION OF $7,509,619.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
  (identified cost $196,965,667) (Note
  1).....................................  $  191,198,549
Receivable for:
  Investments sold.......................       2,522,531
  Interest...............................       1,812,765
  Dividends..............................         262,640
  Shares of beneficial interest sold.....         160,987
Prepaid expenses and other assets........          48,574
                                           --------------
        TOTAL ASSETS.....................     196,006,046
                                           --------------
LIABILITIES:
Payable for:
  Investments purchased..................       4,988,734
  Plan of distribution fee (Note 3)......         157,817
  Shares of beneficial interest
    repurchased..........................         143,316
  Investment management fee (Note 2).....          94,690
  Dividends to shareholders..............          86,846
Accrued expenses and other payables (Note
  4).....................................         139,599
                                           --------------
        TOTAL LIABILITIES................       5,611,002
                                           --------------
NET ASSETS:
Paid-in-capital..........................     572,199,462
Net unrealized depreciation on
  investments............................      (5,767,118)
Accumulated undistributed net investment
  income.................................       3,360,672
Accumulated net realized loss on
  investments............................    (379,397,972)
                                           --------------
        NET ASSETS.......................  $  190,395,044
                                           --------------
                                           --------------
NET ASSET VALUE PER SHARE, 17,716,079
  shares outstanding (unlimited
  authorized shares of $.01 par value)...
                                                   $10.75
                                           --------------
                                           --------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1994

INVESTMENT INCOME:
  INCOME
    Interest..............................  $   7,932,911
    Dividends (net of $207 foreign
      withholding tax)....................      3,313,565
                                            -------------
        TOTAL INCOME......................     11,246,476
                                            -------------
  EXPENSES
    Plan of distribution fee (Note 3).....      2,002,443
    Investment management fee (Note 2)....      1,201,442
    Transfer agent fees and expenses (Note
      4)..................................        439,000
    Shareholder reports and notices.......         77,656
    Professional fees.....................         55,225
    Custodian fees........................         41,225
    Trustees' fees and expenses (Note
      4)..................................         32,552
    Registration fees.....................         11,786
    Other.................................         12,074
                                            -------------
        TOTAL EXPENSES....................      3,873,403
                                            -------------
          NET INVESTMENT INCOME...........      7,373,073
                                            -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (Note 1):
    Net realized gain on investments......     24,216,296
    Net change in unrealized depreciation
      on investments......................    (21,824,460)
                                            -------------
        NET GAIN ON INVESTMENTS...........      2,391,836
                                            -------------
          NET INCREASE IN NET ASSETS
            RESULTING FROM OPERATIONS.....  $   9,764,909
                                            -------------
                                            -------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                                           SEPTEMBER 30,1994   SEPTEMBER 30, 1993
                                                                           ------------------  -------------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income................................................    $    7,373,073      $     7,329,034
    Net realized gain on investments.....................................        24,216,296           25,935,964
    Net change in unrealized appreciation (depreciation) on
      investments........................................................       (21,824,460)          11,444,791
                                                                           ------------------  -------------------
        Net increase in net assets resulting from operations.............         9,764,909           44,709,789
  Dividends to shareholders from net investment income...................        (7,325,103)          (7,306,204)
  Net decrease from transactions in shares of beneficial interest (Note
   5)....................................................................       (19,938,327)         (47,158,302)
                                                                           ------------------  -------------------
        Total decrease...................................................       (17,498,521)          (9,754,717)
NET ASSETS:
  Beginning of period....................................................       207,893,565          217,648,282
                                                                           ------------------  -------------------
  END OF PERIOD (including undistributed net investment income of
   $3,360,672
    and $3,312,702, respectively)........................................    $  190,395,044      $   207,893,565
                                                                           ------------------  -------------------
                                                                           ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES -- Dean Witter Convertible Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on May 21, 1985 and commenced operations on October 31, 1985.

    The following is a summary of significant accounting policies:

    A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued (if there were no sales that day, the security is valued at the latest bid price); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (5) short-term debt securities having a maturity date of more than sixty days are valued on a mark-to-market basis, that is, at prices based on market quotations for securities of a similar type, yield, quality and maturity, until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost and (6) the value of other assets will be determined in good faith at fair value procedures established by and under the general supervision of the Trustees.

    B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Discounts on securities purchased are amortized over the life of the respective securities. The Fund does not amortize premiums on securities purchased. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily except where collection is not expected.

    C. REPURCHASE AGREEMENTS -- The Fund's custodian takes possession on behalf of the Fund of the collateral pledged for investments in repurchase agreements. It is the policy of the Fund to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

    D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
    regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT -- Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays its Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% of the portion of daily net assets not exceeding $750 million; 0.55% of the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.50% of the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.475% of the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.45% of the portion of daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.425% of the portion of daily net assets exceeding $3 billion.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION -- Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at an annual rate of 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of the account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and other employees or selected dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    Provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

    The Distributor has informed the Fund that for the year ended September 30, 1994, it received approximately $38,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1994 aggregated $342,378,922 and $367,332,144, respectively.

    For the same period, the Fund incurred brokerage commissions of $31,360 with Dean Witter Reynolds Inc. for transactions executed on behalf of the Fund.

    Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 1994, the Fund had transfer agent fees and expenses payable of approximately $38,000.

    On April 1, 1991, the Fund established an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as an independent Trustee for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1994, included in Trustees' fees and expenses in the Statement of Operations, amounted to $9,479. At September 30, 1994, the Fund had an accrued pension liability of $45,142 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST -- Transactions in shares of beneficial interest were as follows:

                                             FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                             SEPTEMBER 30, 1994        SEPTEMBER 30, 1993
                                          ------------------------  ------------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT
                                          ----------  ------------  ----------  ------------
Sold....................................   2,423,832  $ 26,535,360   1,190,150  $ 11,477,771
Reinvestment of dividends...............     578,431     6,216,691     617,822     6,123,361
                                          ----------  ------------  ----------  ------------
                                           3,002,263    32,752,051   1,807,972    17,601,132
Repurchased.............................  (4,869,009)  (52,690,378) (6,630,391)  (64,759,434)
                                          ----------  ------------  ----------  ------------
Net decrease............................  (1,866,746) $(19,938,327) (4,822,419) $(47,158,302)
                                          ----------  ------------  ----------  ------------
                                          ----------  ------------  ----------  ------------

6. FEDERAL INCOME TAX STATUS -- During the year ended September 30, 1994, the Fund utilized approximately $24,921,000 of its net capital loss carryovers. At September 30, 1994, the Fund had net capital loss carryovers to offset future capital gains to the extent provided by regulations available through September 30 of the following years:

   1996          1997          1998         1999         2000          TOTAL
-----------  -------------  -----------  -----------  -----------  -------------
$15,180,000   $218,065,000  $36,349,000  $46,135,000  $62,731,000   $378,460,000

DEAN WITTER CONVERTIBLE SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    As of September 30, 1994, the Fund had temporary book/tax differences primarily attributable to capital loss deferral on wash sales and corporate reorganizations and permanent book/tax differences primarily attributable to corporate reorganizations. To reflect reclassifications arising from permanent book/tax differences as of September 30, 1993, accumulated undistributed net investment income was credited and accumulated net realized loss on investments was charged $431,384.

                      1994 FEDERAL TAX NOTICE (UNAUDITED)

 During  the  fiscal  year  ended  September 30,  1994,  48.18%  of  the income
 dividends  qualified   for   dividends   received   deduction   available   to
 corporations.

DEAN WITTER CONVERTIBLE SECURITIES TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                        FOR THE
                                                                                                                         PERIOD
                                                                                                                      OCTOBER 31,
                                                           FOR THE YEAR ENDED SEPTEMBER 30,                              1985*
                                   ---------------------------------------------------------------------------------    THROUGH
                                     1994      1993       1992      1991      1990      1989      1988       1987         1986
                                   --------  ---------  --------  --------  --------  --------  ---------  ---------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period........................... $  10.62  $    8.92  $   8.67  $   7.65  $   9.68  $   8.63  $   12.42  $   11.22  $  10.00
                                   --------  ---------  --------  --------  --------  --------  ---------  ---------  ------------
Net investment income.............     0.42       0.37      0.34      0.37      0.46      0.48       0.38       0.48      0.76
Net realized and unrealized gain
 (loss) on investments............     0.11       1.67      0.15      1.05     (2.06)     1.20      (2.87)      1.59      1.22**
                                   --------  ---------  --------  --------  --------  --------  ---------  ---------  ------------
Total from investment
 operations.......................     0.53       2.04      0.49      1.42     (1.60)     1.68      (2.49)      2.07      1.98
                                   --------  ---------  --------  --------  --------  --------  ---------  ---------  ------------
Less dividends and distributions
 from:
  Net investment income...........    (0.40)     (0.34)    (0.24)    (0.40)    (0.43)    (0.63)     (0.23)     (0.46)    (0.76)
  Net realized gains on
   investments....................     -0 -       -0 -      -0 -      -0 -      -0 -      -0 -      (1.07)     (0.41)     -0 -
                                   --------  ---------  --------  --------  --------  --------  ---------  ---------  ------------
Total dividends and
 distributions....................    (0.40)     (0.34)    (0.24)    (0.40)    (0.43)    (0.63)     (1.30)     (0.87)    (0.76)
                                   --------  ---------  --------  --------  --------  --------  ---------  ---------  ------------
Net asset value, end of period.... $  10.75  $   10.62  $   8.92  $   8.67  $   7.65  $   9.68  $    8.63  $   12.42  $  11.22
                                   --------  ---------  --------  --------  --------  --------  ---------  ---------  ------------
                                   --------  ---------  --------  --------  --------  --------  ---------  ---------  ------------
TOTAL INVESTMENT RETURN+..........     5.02%     23.22%     5.69%    18.93%   (16.93)%    20.20%    (19.79)%     19.21%    19.91%(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)....................... $190,395   $207,894  $217,648  $296,844  $413,297  $821,750  $1,073,374 $2,029,462 $1,488,418
Ratios to average net assets:
  Expenses........................     1.93%      1.93%     1.92%     1.92%     1.88%     1.76%      1.79%      1.62%     1.72%(2)
  Net investment income...........     3.68%      3.44%     3.43%     4.34%     4.96%     4.93%      3.87%      3.85%     7.11%(2)
Portfolio turnover rate...........      184%       221%      145%      133%       92%      167%       472%       572%      272%

----------------------------------------
 *   COMMENCEMENT OF OPERATIONS.
**   INCLUDES THE EFFECT OF CAPITAL SHARE TRANSACTIONS.
 +   DOES NOT REFLECT THE DEDUCTION OF SALES LOAD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                          TCW/DW
                                                              GLOBAL CONVERTIBLE
                                                                           TRUST

STATEMENT OF ADDITIONAL INFORMATION
AUGUST 28, 1995
--------------------------------------------------------------------------------

     TCW/DW Global Convertible Trust (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is to attain a high level of total return through a combination of capital appreciation and current income. The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in convertible securities of domestic and foreign issuers rated B or higher by Moody's Investors Services, Inc. or Standard & Poor's Corporation or if not rated, determined to be of comparable quality. See "Investment Objective and Policies."

     A Prospectus for the Fund dated August 28, 1995, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone number listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


TCW/DW Global Convertible Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550
(800) 869-6397

TABLE OF CONTENTS
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The Fund and its Management. . . . . . . . . . . . . . . . . . . . . .    3
Trustees and Officers. . . . . . . . . . . . . . . . . . . . . . . . .    6
Investment Practices and Policies. . . . . . . . . . . . . . . . . . .   12
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . .   15
Portfolio Transactions and Brokerage . . . . . . . . . . . . . . . . .   16
The Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . .   20
Repurchases and Redemptions. . . . . . . . . . . . . . . . . . . . . .   24
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . .   26
Performance Information. . . . . . . . . . . . . . . . . . . . . . . .   27
Description of Shares. . . . . . . . . . . . . . . . . . . . . . . . .   28
Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . .   28
Independent Accountants. . . . . . . . . . . . . . . . . . . . . . . .   29
Reports to Shareholders. . . . . . . . . . . . . . . . . . . . . . . .   29
Legal Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   29
Registration Statement . . . . . . . . . . . . . . . . . . . . . . . .   29
Financial Statements--June 30, 1995. . . . . . . . . . . . . . . . . .   30
Report of Independent Accountants. . . . . . . . . . . . . . . . . . .   44

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

     The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on June 29, 1994. The Fund is one of the TCW/DW Funds, which currently consist, in addition to the Fund, of TCW/DW Core Equity Trust, TCW/DW Small Cap Growth Fund, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Term Trust 2003, TCW/DW Balanced Fund, TCW/DW Term Trust 2000, TCW/DW North American Intermediate Income Trust, TCW/DW Total Return Trust and TCW/DW Emerging Markets Opportunities Trust.

THE MANAGER

     Dean Witter Services Company Inc. (the "Manager"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), a Delaware corporation. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the management, administrative and investment advisory activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager. (As hereinafter used in this Statement of Additional Information, the term "InterCapital" refers to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter). The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Manager and Adviser (see below), subject to review by the Fund's Board of Trustees. In addition, Trustees of the Fund may provide guidance on economic factors and interest rate trends. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

     Pursuant to a management agreement (the "Management Agreement") with the Manager, the Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. Under the terms of the Management Agreement, the Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of the Fund's telephone service, heat, light, power and other utilities.

     As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.51% to the daily net assets of the Fund determined as of the close of each business day. While the total fees payable under the Management Agreement and the Advisory Agreement (described below) are higher than that paid by most other investment companies for similar services, the Board of Trustees determined that the total fees payable under the Management Agreement and the Advisory Agreement (described below) are reasonable in relation to the scope and quality of services to be provided thereunder. In this regard, in evaluating the Management Agreement and the Advisory Agreement, the Board of Trustees recognized that the Manager and the Adviser had, pursuant to an agreement described under the section entitled "The Adviser," agreed to a division as between themselves of the total fees necessary for the management of the business affairs of and the furnishing of investment advice to the Fund. Accordingly, in reviewing the Management Agreement and Advisory Agreement, the Board viewed as most significant the question as to whether the total fees payable under the Management and Advisory Agreements were in the aggregate reasonable in relation to the services to be provided thereunder. For the fiscal period October 31, 1994 (commencement of operations) through June 30, 1995, the fee payable under the Management Agreement ($56,828) was waived by the Manager pursuant to undertakings described below.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of its investors for any act or omission by the Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Manager from acting as manager to others.

     InterCapital had undertaken to assume all Fund expenses (except for the Plan of Distribution fee and brokerage fees) and the Manager had undertaken to waive the compensation provided for in the Management Agreement for services rendered, and the Adviser had undertaken to waive the compensation provided for in its Advisory Agreement, until such time as the Fund had $50 million of net assets or until six months from the date of commencement of operations, whichever occurred first. InterCapital continued to assume all operating expenses (except for the Plan of Distribution fee and brokerage fees) and the Manager and the Adviser continued to waive their respective compensation until August 23, 1995.

     InterCapital has paid the organizational expenses of the Fund (approximately $180,000) incurred prior to the offering of the Fund's shares. The Fund has agreed to reimburse InterCapital for such expenses. These expenses are being deferred by the Fund and are being amortized on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

     The Management Agreement was initially approved by the Trustees on April 20, 1995 and became effective on that date. The Management Agreement replaced a prior management agreement in effect between the Fund and the Manager which was approved by the Trustees on July 14, 1994. The nature and scope of the services provided to the Fund, and the formula to determine fees paid by the Fund under the Management Agreement, are identical to those of the Fund's previous management agreement. The Management Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, or by the Manager.

     Under its terms, the Management Agreement will continue in effect until April 30, 1996, and will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the Trustees of the Fund, including the vote of a majority of the Trustees of the Fund who are not parties to the Management or Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")) of any such party (the "Independent Trustees").

THE ADVISER

     TCW Funds Management, Inc. (the "Adviser") is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of June 30, 1995, the Adviser and its affiliates had approximately $50 billion under management or committed to management. Trust Company of the West and its affiliates have managed equity securities portfolios for institutional investors since 1971. The Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and is registered as an investment adviser under the Investment Advisers Act of 1940. In addition to the Fund, the Adviser serves as investment adviser to twelve other TCW/DW Funds: TCW/DW Small Cap Growth Fund, TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Term Trust 2003, TCW/DW Balanced Fund, TCW/DW Term Trust 2000, TCW/DW North American Intermediate Income Trust, TCW/DW Total Return Trust and TCW/DW Emerging Markets Opportunities Trust. The Adviser also serves as investment adviser to TCW Convertible Securities Fund, Inc., a closed-end investment company listed on the New York Stock Exchange, and to TCW Galileo Funds, Inc., an open-end investment company, and acts as adviser or sub-adviser to other investment companies.

     Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of TCW.

     Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Adviser, the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

     As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.34% to the daily net assets of the Fund determined as of the close of each business day. For the fiscal period October 31, 1994 (commencement of operations) through June 30, 1995, the fee payable under the Advisory Agreement ($37,886) was waived by the Adviser pursuant to undertakings described above.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors. The Advisory Agreement in no way restricts the Adviser from acting as investment adviser to others.

     The Advisory Agreement was initially approved by the Trustees on July 14, 1994 and by InterCapital as then sole shareholder on July 27, 1994. The Advisory Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Adviser. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

     Under its terms, the Advisory Agreement will continue in effect until April 30, 1996, and provides that it will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

     Expenses not expressly assumed by the Manager under the Management Agreement, by the Adviser under the Advisory Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions and securities transaction costs; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Manager or Adviser or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Manager or the Adviser (not including compensation or expenses of attorneys who are employees of the Manager or the Adviser) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

     Pursuant to the Management and Advisory Agreements, total operating expenses of the Fund are subject to applicable limitations under rules and regulations of states where the Fund is authorized to sell its shares. Therefore, operating expenses are effectively subject to the most restrictive of such limitations as the same may be amended from time to time. Presently, the most restrictive limitation is as follows. If, in any fiscal year, the Fund's total operating expenses, exclusive of taxes, interest, brokerage fees, distribution fees and extraordinary expenses (to the extent permitted by applicable state securities laws and regulations), exceed 2 1/2 % of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 and 1 1/2 % of any excess over $100,000,000, the Manager and the Adviser will reimburse the Fund, on a pro rata basis, for the amount of such excess. Such amount, if any, will be calculated daily and credited on a monthly basis. During the fiscal period October 31, 1994 through June 30, 1995, the Fund's expenses did not exceed the expense limitation.

     DWR and TCW have entered into an Agreement for the purpose of creating, managing, administering and distributing a family of investment companies and other managed pooled investment vehicles offered on a retail basis within the United States. The Agreement contemplates that, subject to approval of the board of trustees or directors of a particular investment entity, DWR or its affiliates will provide management and distribution services and TCW or its affiliates will provide investment advisory services for each such investment entity. The Agreement sets forth the terms and conditions of the relationship between TCW and its affiliates and DWR and its affiliates and the manner in which the parties will implement the creation and maintenance of the investment entities, including the parties' expectations as to respective allocation of fees to be paid by an investment entity to each party for the services to be provided to it by such party.

     The Fund has acknowledged that each of DWR and TCW owns its own name, initials and logo. The Fund has agreed to change its name at the request of either the Manager or the Adviser, if the Management Agreement between the Manager and the Fund or the Advisory Agreement between the Adviser and the Fund is terminated.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

     The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Manager or the Adviser, and the affiliated companies of either, and with the 13 TCW/DW Funds and with 77 investment companies of which InterCapital serves as investment manager or investment adviser (the "Dean Witter Funds"), are shown below.

      NAME, AGE, POSITION WITH FUND         PRINCIPAL OCCUPATION DURING LAST
               AND ADDRESS                              FIVE YEARS
-------------------------------------    ---------------------------------------

John C. Argue (63)                       Of Counsel, Argue Pearson Harbison &
Trustee                                  Myers (law firm); Director, Avery
c/o Argue Pearson Harbison & Myers       Dennison Corporation (manufacturer of
801 South Flower Street                  self-adhesive products and office
Los Angeles, California                  supplies) and CalMat Company (producer
                                         of aggregates, asphalt and ready mixed
                                         concrete); Chairman, Rose Hills
                                         Memorial Park (cemetery); advisory
                                         director, LAACO Ltd. (owner and
                                         operator of private clubs and real
                                         estate); director or trustee of
                                         various business and not-for-profit
                                         corporations; Director, TCW Galileo
                                         Funds, Inc.; Trustee, University of
                                         Southern California, Occidental
                                         College and Pomona College; Trustee of
                                         the TCW/DW Funds.

Richard M. DeMartini* (42)               President and Chief Operating Officer
Trustee                                  of Dean Witter Capital, a division of
Two World Trade Center                   DWR; Director of DWR, the Manager,
New York, New York                       InterCapital, Distributors and Dean
                                         Witter Trust Company ("DWTC");
                                         Executive Vice President of DWDC;
                                         Member of the DWDC Management
                                         Committee; Trustee of the TCW/DW
                                         Funds.

Charles A. Fiumefreddo* (62)             Chairman, Chief Executive Officer and
Chairman of the Board, Chief             Director of the Manager, InterCapital
 Executive Officer and Trustee           and Distributors; Executive Vice
Two World Trade Center                   President and Director of DWR;
New York, New York                       Chairman of the Board, Chief Executive
                                         Officer and Trustee of the TCW/DW
                                         Funds; Chairman of the Board, Director
                                         or Trustee, President and Chief
                                         Executive Officer of the Dean Witter
                                         Funds; formerly Executive Vice
                                         President and Director of DWDC (until
                                         February, 1993); Chairman and Director
                                         of DWTC; Director and/or officer of
                                         various DWDC subsidiaries.

       NAME, AGE, POSITION WITH FUND         PRINCIPAL OCCUPATION DURING LAST
               AND ADDRESS                              FIVE YEARS
-------------------------------------    ---------------------------------------

John R. Haire (70)                       Chairman of the Audit Committee and
Trustee                                  Chairman of the Committee of
Two World Trade Center                   Independent Directors or Trustees and
New York, New York                       Director or Trustee of each of the
                                         Dean Witter Funds; formerly President,
                                         Council for Aid to Education
                                         (1978-October, 1989) and Chairman and
                                         Chief Executive Officer of Anchor
                                         Corporation, an Investment Adviser
                                         (1964-1978); Director of Washington
                                         National Corporation (insurance);
                                         Trustee of the TCW/DW Funds.

Dr. Manuel H. Johnson (46)               Senior Partner, Johnson Smick
Trustee                                  International, Inc., a consulting
c/o Johnson Smick International Inc.     firm; Koch Professor of International
1133 Connecticut Avenue, N.W.            Economics and Director of the Center
Washington, D.C.                         for Global Market Studies at George
                                         Mason University (since September,
                                         1990); Co-Chairman and a founder of
                                         the Group of Seven Council (G7C), an
                                         international economic commission
                                         (since September, 1990); Director of
                                         NASDAQ (since June, 1995); Director of
                                         Greenwich Capital Markets, Inc.
                                         (broker-dealer); formerly Vice
                                         Chairman of the Board of Governors of
                                         the Federal Reserve System (February,
                                         1986-August, 1990) and Assistant
                                         Secretary of the U.S. Treasury
                                         (1982-1986); Trustee of the TCW/DW
                                         Funds; Director or Trustee of the Dean
                                         Witter Funds.

Paul Kolton (71)                         Chairman of the Audit Committee and
Trustee                                  Chairman of the Committee of
c/o Gordon Altman Butowsky Weitzen       Independent Trustees of the TCW/DW
     Shalov & Wein                       Funds; formerly Chairman of the
Counsel to the Independent Trustees      Financial Accounting Standards
114 West 47th Street                     Advisory Council and Chairman and
New York, New York                       Chief Executive Officer of the
                                         American Stock Exchange; Director of
                                         UCC Investors Holding Inc. (Uniroyal
                                         Chemical Company Inc.); director or
                                         trustee of various not-for-profit
                                         organizations; Director or Trustee of
                                         the Dean Witter Funds.

Thomas E. Larkin, Jr.* (55)              Executive Vice President, The TCW
President and Trustee                    Group, Inc.; President and Director of
865 South Figueroa Street                Trust Company of the West; Vice
Los Angeles, California                  Chairman and Director of TCW Asset
                                         Management Company; Chairman of the
                                         Adviser; President and Director of TCW
                                         Funds, Inc.; Senior Vice President of
                                         TCW Convertible Securities Fund, Inc.;
                                         Vice Chairman of the Advisory Council
                                         for the College of Business
                                         Administration of the University of
                                         Notre Dame; Director of the California
                                         Pediatric and Family Medicine Center;
                                         President and Trustee of the TCW/DW
                                         Funds.

Michael E. Nugent (59)                   General Partner, Triumph Capital,
Trustee                                  L.P., a private investment
c/o Triumph Capital, L.P.                partnership; formerly Vice President,
237 Park Avenue                          Bankers Trust Company and BT Capital
New York, New York                       Corporation (September, 1984-March
                                         1988); Director of various business
                                         organizations; Trustee of the TCW/DW
                                         Funds; Director or Trustee of the Dean
                                         Witter Funds.

       NAME, AGE, POSITION WITH FUND         PRINCIPAL OCCUPATION DURING LAST
               AND ADDRESS                              FIVE YEARS
-------------------------------------    ---------------------------------------

Marc I. Stern* (51)                      President, The TCW Group, Inc. (since
Trustee                                  May, 1992); President and Director of
865 South Figueroa Street                the Adviser (since May, 1992); Vice
Los Angeles, California                  Chairman and Director of TCW Asset
                                         Mangement Company (since May, 1992);
                                         Executive Vice President and Director
                                         of Trust Company of the West; Chairman
                                         and Director of The TCW Galileo Funds,
                                         Inc.; Trustee of the TCW/DW Funds;
                                         Chairman of TCW Americas Development,
                                         Inc. (since November, 1990); Chairman
                                         of TCW Asia, Limited (since January,
                                         1993); Chairman of TCW London
                                         International, Limited (since March,
                                         1993); formerly President of
                                         SunAmerica, Inc. (financial services
                                         company; Director of Qualcomm,
                                         Incorporated (wireless
                                         communications); Director or Trustee
                                         of various not-for-profit
                                         organizations.

John L. Schroeder (65)                   Executive Vice President and Chief
Trustee                                  Investment Officer of the Home
c/o The Home Insurance Company           Insurance Company (since August,
59 Maiden Lane                           1991); Director or Trustee of the Dean
New York, New York                       Witter Funds; Director of Citizens
                                         Utilities Company; formerly Chairman
                                         and Chief Investment Officer of
                                         Axe-Houghton Management and the
                                         Axe-Houghton Funds (April, 1983-June,
                                         1991) and President of USF&G Financial
                                         Services, Inc. (June, 1990-June, 1991).

Sheldon Curtis (63)                      Senior Vice President, Secretary and
Vice President, Secretary and            General Counsel of the Manager and
 General Counsel                         InterCapital; Senior Vice President
Two World Trade Center                   and Secretary of DWTC; Senior Vice
New York, New York                       President, Assistant Secretary and
                                         Assistant General Counsel of
                                         Distributors; Assistant Secretary of
                                         DWR and Vice President, Secretary and
                                         General Counsel of the TCW/DW Funds
                                         and the Dean Witter Funds.

Robert M. Hanisee (56)                   Managing Director of the Adviser
Vice President                           (since April, 1990); Managing
865 South Figueroa Street                Director, Director of Research and
Los Angeles, California                  Chairman of the Equity Policy
                                         Committee of Trust Company of the West
                                         and TCW Asset Management Company; Vice
                                         President of TCW/DW Income and Growth
                                         Fund and TCW/DW Global Convertible
                                         Trust.

Kevin A. Hunter (37)                     Senior Vice President of the Adviser,
Vice President                           Trust Company of the West and TCW
865 South Figueroa Street                Asset Management Company.
Los Angeles, California

Thomas F. Caloia (48)                    First Vice President and Assistant
Treasurer                                Treasurer of the Manager, InterCapital
Two World Trade Center                   and Treasurer of the TCW/DW Funds and
New York, New York                       the Dean Witter Funds.

--------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

     In addition, Robert M. Scanlan, President and Chief Operating Officer of the Manager and InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, and David A. Hughey, Executive Vice President and Chief Administrative Officer of the Manager, InterCapital and DWSC, Distributors and DWTC and Director of DWTC and Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC, are Vice Presidents of the Fund, and Marilyn K. Cranney and Barry Fink, First Vice Presidents and Assistant General Counsels of the Manager and InterCapital and DWSC, and Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital, are Assistant Secretaries of the Fund.

BOARD OF TRUSTEES; RESPONSIBILITIES AND COMPENSATION OF INDEPENDENT TRUSTEES

     As mentioned above under the caption "The Fund and its Management," the Fund is one of the TCW/DW Funds, a group of investment companies for which TCW Funds Management, Inc. serves as Investment Adviser and InterCapital as Manager. As of the date of this Statement of Additional Information, there are a total of 13 TCW/DW Funds. As of June 30, 1995, the TCW/DW Funds had total net assets of approximately $4.1 billion and approximately a quarter of a million shareholders.

     The Board of Trustees of each TCW/DW Fund has ten (10) members. Six Trustees, that is, a majority of the total number, have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by DWDC or TCW, the parent companies of Dean Witter Services Company Inc. and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. Five of the six Independent Trustees are also Independent Trustees of the Dean Witter Funds. As of the date of this Statement of Additional Information, there are a total of 77 Dean Witter Funds. Four of the TCW/DW Funds' Trustees, that is, the management Trustees, are affiliated with either InterCapital or TCW.

     As noted in a federal court ruling, "[T]he independent directors . . . are expected to look after the interests of shareholders by 'furnishing an independent check upon management,' especially with respect to fees paid to the investment company's sponsor." In addition to their general "watchdog" duties, the Independent Trustees are charged with a wide variety of responsibilities under the Act. In order to perform their duties effectively, the Independent Trustees are required to review and understand large amounts of material, often of a highly technical and legal nature.

     The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service, law or academia; that is, people whose advice and counsel are valuable and in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because of the demands made on their time by the Funds. Indeed, to serve on the Funds' Boards, certain Trustees who would be qualified and in demand to serve on bank boards would be prohibited by law from serving at the same time as a director of a national bank and as a Trustee of a Fund.

     The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Since most of the TCW/DW Funds have such a plan, and since all of the Funds' Boards have the same independent members, who comprise a majority of each Board, the Independent Trustees effectively control the selection of other Independent Trustees of all the TCW/DW Funds.

GOVERNANCE STRUCTURE OF THE TCW/DW FUNDS

     While the regulatory system establishes both general guidelines and specific duties for the Independent Trustees, the governance arrangements from one investment company group to another vary significantly. In some groups the Independent Trustees perform their role by attendance at periodic meetings of the board of directors with study of materials furnished to them between meetings. At the other extreme, an investment company complex may employ a full-time staff to assist the Independent Trustees in the performance of their duties.

     The governance structure of the TCW/DW Funds lies between these two extremes. The Independent Trustees, the Funds' Manager and the Adviser alike believe that these arrangements are effective and serve the interests of the Funds' shareholders. All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee.

     The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing Fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex, and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; advising the independent accountants and Management personnel that they have direct access to the Committee at all times; and preparing and submitting Committee meeting minutes to the full Board.

     Finally, the Board of each Fund has established a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     During the calendar year ended December 31, 1994, the three Committees held a combined total of eight meetings. Committee meetings are sometimes held away from the offices of the Adviser and the Manager and sometimes in the Board room of the Manager. These meetings are held without management directors or officers being present, unless and until they may be invited to the meeting for purposes of furnishing information or making a report. These separate meetings provide the Independent Trustees an opportunity to explore in depth with their own independent legal counsel, independent auditors and other independent consultants, as needed, the issues they believe should be addressed and resolved in the interests of the Funds' shareholders.

DUTIES OF CHAIRMAN OF COMMITTEES

     The Chairman of the Committees is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on the issues, and arranges to have the information furnished. He also arranges for the services of independent experts to be provided to the Committees and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of all three Committees and guides their efforts is pivotal to the effective functioning of the Committees.

     The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

     The Chairman of the Committees is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as an Independent Trustee of the Dean Witter Funds. The current Committee Chairman has had a combined total of more than 35 years experience in the securities, financial and investment company industries. He has served as Chairman and Chief Executive of the American Stock Exchange, Inc. and Chairman of the Financial Accounting Standards Advisory Council.

VALUE OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds is in the best interests of all the Funds' shareholders. This arrangement avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. It is believed that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the likelihood of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, it is believed that having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

     The Fund will pay each Independent Trustee an annual fee of $3,500 plus a per meeting fee of $350 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund will pay the Chairman of the Audit Committee an annual fee of $1,200 and will pay the Chairman of the Committee of the Independent Trustees an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees). The Fund will also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Manager or the Adviser or an affiliated company of either will not receive any compensation or expense reimbursement from the Fund. The Fund commenced operations on October 31, 1994 and paid no compensation to the Independent Trustees for the fiscal period ended June 30, 1995. Payments commenced as of August 23, 1995, the date in which the Fund began paying management and advisory fees and bearing certain expenses.

     At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming the same number of Board and committee meetings as were held by the other TCW/DW Funds during the calendar year ended December 31, 1994, it is estimated that compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table.

                                FUND COMPENSATION

                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
---------------------------                                      -------------

John C. Argue. . . . . . . . . . . . . . . . . . . . . . . . . .     $7,050
John R. Haire. . . . . . . . . . . . . . . . . . . . . . . . . .      7,050
Dr. Manuel H. Johnson. . . . . . . . . . . . . . . . . . . . . .      7,050
Paul Kolton. . . . . . . . . . . . . . . . . . . . . . . . . . .      9,050*
Michael E. Nugent. . . . . . . . . . . . . . . . . . . . . . . .      7,050
John L. Schroeder. . . . . . . . . . . . . . . . . . . . . . . .      7,050

---------------

* Of Mr. Kolton's compensation from the Fund, $3,600 is paid to him as Chairman of the Committee of the Independent Trustees ($2,400) and as Chairman of the Audit Committee ($1,200).

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1994 for services to the 13 TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Kolton and Nugent, the 73 Dean Witter Funds that were in operation at December 31, 1994, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. With respect to Messrs. Haire, Johnson, Kolton and Nugent, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. is included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Adviser to that investment company.

CASH COMPENSATION FROM FUND GROUPS


                                                                                            FOR SERVICE AS
                                                       FOR SERVICE                           CHAIRMAN OF           TOTAL CASH
                                  FOR SERVICE AS      AS DIRECTOR OR                        COMMITTEES OF         COMPENSATION
                                    TRUSTEE AND         TRUSTEE AND      FOR SERVICE AS      INDEPENDENT        FOR SERVICES TO
                                 COMMITTEE MEMBER    COMMITTEE MEMBER     DIRECTOR OF         DIRECTORS/      73 DEAN WITTER FUNDS,
                                   OF 13 TCW/DW      OF 73 DEAN WITTER     TCW GALILEO      TRUSTEES AND      13 TCW/DW FUNDS AND
NAME OF INDEPENDENT TRUSTEE            FUNDS               FUNDS           FUNDS, INC.     AUDIT COMMITTEES  TCW GALILEO FUNDS, INC.
---------------------------      ----------------    -----------------   --------------    ----------------  -----------------------

John C. Argue . . . . . . . .        $63,250                --               $37,000              --                $100,250
John R. Haire . . . . . . . .         66,950             $101,061              --             $225,563**             393,574
Dr. Manuel H. Johnson . . . .         60,750              122,461              --                 --                 183,211
Paul Kolton . . . . . . . . .         51,850              128,961              --               34,200***            215,011
Michael E. Nugent . . . . . .         52,650              115,761              --                 --                 168,411
John L. Schroeder . . . . . .           --                 85,938              --                 --                  85,938

 ** For the 73 Dean Witter Funds.
*** For the 13 TCW/DW Funds.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES

     As discussed in the Prospectus, the Fund may invest in, among other securities, securities issued by the U.S. Government, its agencies or instrumentalities. Such securities include:

          (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

          (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

          (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

          (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

     Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

MONEY MARKET SECURITIES

     As stated in the Prospectus, the money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below;

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by Federal deposit insurance);

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate; and

     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation or the highest grade by Moody's Investors Service, Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by Standard & Poor's or Aaa by Moody's.

LENDING OF PORTFOLIO SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

REPURCHASE AGREEMENTS

     When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

     From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other high grade liquid debt portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Adviser does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

WHEN, AS AND IF ISSUED SECURITIES

     The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other high grade liquid debt portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued the Fund will have lost an investment opportunity. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

PORTFOLIO TURNOVER

     It is anticipated that the Fund's portfolio turnover rate generally will not exceed 100%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

     In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

     The Fund may not:

          1. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

          2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

          3. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

          4. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

          5. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
     (4). For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

          6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

          7. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

          8. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell financial or stock index futures contracts or options thereon.

          9.   Make short sales of securities.

          10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

          11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

          12. Invest for the purpose of exercising control or management of any other issuer.

     In addition, as a nonfundamental policy, the Fund may not invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Adviser or the Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

     Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, securities may be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal period October 31, 1994 through June 30, 1995, the Fund paid $1,790 in brokerage commissions.

     The Adviser currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the

Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Fund to the dealer's furnishing of such services. During the period October 31, 1994 through June 30, 1995, the Fund did not direct the payment of any brokerage commissions because of research services provided.

     The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce its expenses, it is of indeterminable value and the advisory fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such services.

     Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. During the period October 31, 1994 through June 30, 1995, the Fund paid no brokerage commissions to DWR.

THE DISTRIBUTOR
--------------------------------------------------------------------------------

     As discussed in the Prospectus, during the continuous offering shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. As part of an internal reorganization that took place in January, 1993, the Distributor assumed the investment company share distribution activities previously performed by DWR. The Trustees of the Fund, including a majority of the Independent Trustees, approved, at their meeting held on July 14, 1994, a Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement had an initial term ending April 30, 1995, and provides that it will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 20, 1995, the Trustees, including a majority of the Independent Trustees, approved the continuance of the Distribution Agreement until April 30, 1996.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

     To compensate the Distributor for the services it or any selected dealer provides and for the expenses it bears under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. The Distributor receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or DWR received approximately $38,226 in contingent deferred sales charges for the period October 31, 1994 through June 30, 1995.

     The Distributor has informed the Fund that a portion of the fees payable by the Fund each year under the Plan of Distribution, equal to 0.25% of the Fund's average daily net assets, is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers (of which the Distributor is a member). Such fee is payments made for personal service and/or the maintenance of shareholder accounts. The remaining portions of the Plan of Distribution fee payments made by the Fund are characterized as "asset-based sales charges" pursuant to the aforementioned Rules of Fair Practice.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly reviews of the Plan, they will consider its continued appropriateness and the level of compensation provided therein. The Fund accrued $111,428 payable to the Distributor, under the Plan, for the fiscal period October 31, 1994 through June 30, 1995. This is an accrual at an annual rate of 1.0% of the average daily net assets of the Fund for the fiscal year and was calculated pursuant to clause (b) under the Plan. This 12b-1 fee is treated by the Fund as an expense in the year it is accrued.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 5% of the amount sold and an annual residual commission of up to 0.25 of 1% of the current value of the amount sold. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including: (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund paid 100% of the $111,428 accrued under the Plan for the fiscal period ended June 30, 1995 to the Distributor. The Distributor estimates it has spent, pursuant to the Plan, $1,548,772 on behalf of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 32.55% ($504,105)--advertising and promotional expenses; (ii) 6.71% ($103,884)--printing of prospectuses for distribution to other than current stockholders; and (iii) 60.74% ($940,733)--other expenses, including the gross sales credit and the carrying charges of which 3.31% ($31,146) represents carrying charges, 38.58% ($362,925) represents commission credits to DWR branch offices for payments of commissions to account executives and 58.11% ($546,662) represents overhead and other branch office distribution-related expenses. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating DWR's branch offices in connection with the sale of the Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of Mutual Fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales.

     At any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of the sale of the Fund's shares totalled $1,398,806 at June 30, 1995. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

     Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

     The Plan remained in effect until April 30, 1995, and will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees.

     At their meeting held on April 20, 1995, the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees approved the continuance of the Plan until April 30, 1996. Prior to approving the continuation of the Plan, the Board requested and received from the Distributor and reviewed all the information which it deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan by the Distributor, DWR and other selected broker-dealers to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. This determination was based upon the conclusion of the Trustees that the Plan provides an effective means of stimulating sales of shares of the Fund and of reducing or avoiding net redemptions and the potentially adverse effects that may occur therefrom. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     Any amendment to increase materially the maximum amount authorized to be spent under the Plan must be approved by the shareholders of the Fund, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than 30 days written notice to any other party to the Plan. So long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

     No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that DWR, InterCapital, the Distributor or the Manager or certain of their employees, may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

DETERMINATION OF NET ASSET VALUE

     As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

     AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or the other selected broker-dealer, and which will be forwarded to the shareholder, upon the receipt of proper instructions.

     TARGETED DIVIDENDS.-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of a TCW/DW Fund other than TCW/DW Global Convertible Trust. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected TCW/DW Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected TCW/DW Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the TCW/DW Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted TCW/DW Fund before entering the program.

     EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

     INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at the net asset value per share, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

     SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Repurchases and Redemptions--Contingent Deferred Sales Charge" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

     The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

     Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Repurchases and Redemptions--Contingent Deferred Sales Charge").

     Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her DWR or other selected broker-dealer account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Repurchases and Redemptions" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

     DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to TCW/DW Global Convertible Trust, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

     As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other TCW/DW Funds sold with a contingent deferred sales charge ("CDSC Funds"), TCW/DW North American Government Income Trust, TCW/DW Income and Growth Fund, TCW/DW Balanced Fund, TCW/DW North American Intermediate Income Trust and five money market funds for which InterCapital serves as investment manager (the foregoing nine non-CDSC funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

     Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, except for other TCW/DW Funds and the five money market funds listed in the Prospectus.

     Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

     Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

     As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge," a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in the Fund. However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into the Fund from the Exchange Fund, with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of an Exchange Fund resumes on the last day of the month in which shares of a CDSC Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC Fund.

     When shares initially purchased in a CDSC Fund are exchanged for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than six years prior to the exchange and (ii) originally acquired through reinvestment of dividends or distributions (all such shares called "Free Shares") will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time. Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or
(b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

     The Transfer Agent acts as agent for shareholders of the Fund in effecting redemptions of Fund shares and in applying the proceeds to the purchase of other fund shares. In the absence of negligence on its part, neither the Transfer Agent nor the Fund shall be liable for any redemption of Fund shares caused by unauthorized telephone or telegraph instructions. Accordingly, in such event the investor shall bear the risk of loss. The staff of the Securities and Exchange Commission is currently considering the propriety of such a policy.

     With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions.

     With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

     The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

     Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for Dean Witter U.S. Government Money Market Trust and for all TCW/DW Funds is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

     The Fund, each of the other TCW/DW Funds and each of the money market funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

     The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

     For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

     REDEMPTION. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

     Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

     CONTINGENT DEFERRED SALES CHARGE. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another TCW/DW Fund (see "Shareholder Services--Targeted Dividends"), plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor.

     In determining the applicability of a CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions will be subject to a CDSC.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                                             CONTINGENT DEFERRED
                              YEAR SINCE                        SALES CHARGE
                               PURCHASE                      AS A PERCENTAGE OF
                             PAYMENT MADE                      AMOUNT REDEEMED
                             ------------                    ------------------

First. . . . . . . . . . . . . . . . . . . . . . . . . . . .          5.0%
Second . . . . . . . . . . . . . . . . . . . . . . . . . . .          4.0%
Third. . . . . . . . . . . . . . . . . . . . . . . . . . . .          3.0%
Fourth . . . . . . . . . . . . . . . . . . . . . . . . . . .          2.0%
Fifth. . . . . . . . . . . . . . . . . . . . . . . . . . . .          2.0%
Sixth. . . . . . . . . . . . . . . . . . . . . . . . . . . .          1.0%
Seventh and thereafter . . . . . . . . . . . . . . . . . . .          None

     In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

     PAYMENT FOR SHARES REPURCHASED OR REDEEMED. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

     REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within thirty days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

     Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.

     Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

     Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. If the Fund does elect to file the election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such withholding.

     SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

     If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. The U.S. Treasury issued proposed regulation section 1.1291-8 which establishes a mark-to-market regime which allows investment companies investing in PFIC's to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on the Fund with respect to investments in PFIC's would be significant.

     Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended June 30, 1995, the Fund's yield, calculated pursuant to the formula described above, was 3.76%.

     During the period, InterCapital assumed certain expenses of the Fund and the Manager and the Adviser waived their respective management and advisory fees. Had the Fund borne these expenses and paid these fees during the stated period, the yield for the 30-day period would have been 1.58%.

     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period (of a year or more) and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.

     The total return of the Fund for the period from October 31, 1994 (commencement of operations) through June 30, 1995 was 2.99%. During this period, InterCapital assumed certain expenses of the Fund and the Manager and the Adviser waived their management and advisory fees, respectively. Had the Fund borne these expenses and paid these fees during the stated period, the total return for the period would have been 1.269%.

     In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. For example, the total return of the Fund may be calculated in the manner described above, but without deduction for any applicable contingent deferred sales charge. Based on the foregoing, the Fund's total return for the period October 31, 1994 through June 30, 1995 was 7.99%.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $10,799, $53,995 and $107,990, respectively, at June 30, 1995.

     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees have been elected by InterCapital as the sole shareholder of the Fund. Mr. Schroeder was elected by the other Trustees of the Fund on April 20, 1995. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). However, the Trustees have not authorized any such additional series or classes of shares.

     The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

     The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions of the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

     The Chase Manhattan Bank, NA., Chase Plaza, New York, New York, 10005, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

     Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter Services Company Inc., the Fund's Manager, and of Dean Witter

Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, including providing subaccounting and recordkeeping services for certain retirement accounts; disbursing cash dividends and reinvesting dividends; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee.

INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

     Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.


REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

     The Fund's fiscal year ends on June 30. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

     Sheldon Curtis, Esq., who is an officer and the General Counsel of the Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

     The financial statements of the Fund for the fiscal period ended June 30, 1995 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

TCW/DW GLOBAL CONVERTIBLE TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 1995


    SHARES/PRINCIPAL                                                               COUPON        MATURITY
         AMOUNT                                                                     RATE           DATES                VALUE
    ----------------                                                               ------        -------                -----

                       CONVERTIBLE BONDS AND PREFERRED STOCKS (90.8%)

                       ARGENTINA (1.2%)
                       BANKING
US$         340,000    Banco de Galicia y Buenos Aires S.A.. . . . . . . .          7.00%         08/01/02          $   233,556
                                                                                                                    -----------
                       AUSTRALIA (1.2%)
                       FINANCIAL SERVICES
US$         200,000    Lend Lease Finance International Ltd. . . . . . . .          4.75          06/01/03              222,000
                                                                                                                    -----------

                       BERMUDA (0.5%)
                       FINANCIAL SERVICES
US$         105,000    SwissRe Finance - 144A**. . . . . . . . . . . . . .          2.00          07/06/00               94,566
                                                                                                                    -----------

                       CANADA (2.5%)
                       POLLUTION CONTROL
US$         200,000    Laidlaw Inc. - 144A** . . . . . . . . . . . . . . .          6.00          01/15/99              225,000
                                                                                                                    -----------

                       BASIC CYCLICALS
CAD         350,000    Magna International, Inc.*. . . . . . . . . . . . .          7.25          07/05/05              255,120
                                                                                                                    -----------
                       TOTAL CANADA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      480,120
                                                                                                                    -----------

                       CAYMAN ISLANDS (3.0%)
                       FINANCIAL SERVICES
US$         175,000    HSH Overseas Finance Ltd. . . . . . . . . . . . . .          5.00          01/06/01              155,969
                                                                                                                    -----------
                       OIL & GAS
              2,100    Parker & Parsley Capital LLC - 144A** $3.12 . . . .                                               92,663

                       REAL ESTATE
US$         310,000    HD Finance Cayman Ltd. - 144A** . . . . . . . . . .          6.75          06/01/00              308,063
                                                                                                                    -----------
                       TOTAL CAYMAN ISLANDS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      556,695
                                                                                                                    -----------

                       FINLAND (0.5%)
                       LEISURE
US$         100,000    Amer Group Ltd. - 144A**. . . . . . . . . . . . . .          6.25          06/15/03               92,000
                                                                                                                    -----------

                       FRANCE (7.1%)
                       AUTOMOTIVE
FRF       1,089,000    Peugeot S.A.. . . . . . . . . . . . . . . . . . . .          2.00          01/01/01              211,726
                                                                                                                    -----------
                       BANKING
ECU         125,000    BCP Bank & Trust. . . . . . . . . . . . . . . . . .          8.75          05/21/02              173,108
                                                                                                                    -----------

                       FINANCIAL SERVICES
FRF         321,250    AXA Midi Assurances S.A.. . . . . . . . . . . . . .          6.00          01/01/01               77,229
FRF         548,000    Finaxa. . . . . . . . . . . . . . . . . . . . . . .          3.00          01/01/01              113,152
FRF         791,940    Unibail . . . . . . . . . . . . . . . . . . . . . .          3.75          01/01/04              151,063
                                                                                                                    -----------
                                                                                                                        341,444
                                                                                                                    -----------

                       FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
FRF         157,500    Saint Louis . . . . . . . . . . . . . . . . . . . .          7.00          01/01/00               37,100
                                                                                                                    -----------

                       INDUSTRIALS
FRF         289,800    Danone. . . . . . . . . . . . . . . . . . . . . . .          6.60          01/01/00               69,496
                                                                                                                    -----------

                       MEDIA GROUP
FRF         373,800    Euro Rscg Worldwide . . . . . . . . . . . . . . . .          2.75          01/01/01               75,419
FRF         475,000    Havas S.A.. . . . . . . . . . . . . . . . . . . . .          3.00          12/31/97              113,148
                                                                                                                    -----------
                                                                                                                        188,567
                                                                                                                    -----------


                                       30

TCW/DW GLOBAL CONVERTIBLE TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 1995 (CONTINUED)


    SHARES/PRINCIPAL                                                               COUPON        MATURITY
         AMOUNT                                                                     RATE           DATES                VALUE
    ----------------                                                               ------        -------                -----

                       MULTI-INDUSTRY
FRF         607,050    CIE Generale des Eaux . . . . . . . . . . . . . . .          6.00%         01/01/98          $   137,870
                                                                                                                    -----------

                       TIRE & RUBBER GOODS
FRF         841,500    Michelin France . . . . . . . . . . . . . . . . . .          2.50          01/01/01              172,859
                                                                                                                    -----------
                       TOTAL FRANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,332,170
                                                                                                                    -----------

                       HONG KONG (4.5%)
                       CONSTRUCTION PLANT & EQUIPMENT
US$         125,000    Kumagai Gumi Finance. . . . . . . . . . . . . . . .          4.875         12/08/98              108,750
                                                                                                                    -----------

                       ELECTRICAL EQUIPMENT
US$         120,000    Johnson Electric Holdings, Ltd. . . . . . . . . . .          4.50          11/05/00              104,400
                                                                                                                    -----------

                       HOTELS/MOTELS
US$         225,000    Shangri-La Asia Capital . . . . . . . . . . . . . .          2.875         12/16/00              176,625
                                                                                                                    -----------

                       REAL ESTATE
US$          80,000    Guangzhou Investment Co.. . . . . . . . . . . . . .          4.50          10/08/98               69,000
US$         160,000    Hong Kong Land Co.. . . . . . . . . . . . . . . . .          4.00          02/23/01              130,600
US$         290,000    New World Development . . . . . . . . . . . . . . .          4.375         12/11/00              258,463
                                                                                                                    -----------
                                                                                                                        458,063
                                                                                                                    -----------
                       TOTAL HONG KONG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      847,838
                                                                                                                    -----------

                       INDONESIA (0.3%)
                       PAPER & FOREST PRODUCTS
US$          50,000    PT International Indorayon Utama. . . . . . . . . .          5.50          10/01/02               58,875
                                                                                                                    -----------

                       ITALY (0.3%)
                       COMPUTER SERVICES
ITL     100,000,000    Olivetti International N.V. . . . . . . . . . . . .          3.75          12/31/99               48,466
                                                                                                                    -----------

                       JAPAN (5.7%)
                       AUTOMOTIVE
Y        11,000,000    Toyota Motor Corp.. . . . . . . . . . . . . . . . .          1.20          01/28/98              131,323
                                                                                                                    -----------

                       BANKING
US$         125,000    Yasuda Trust & Banking. . . . . . . . . . . . . . .          2.875         09/30/03               95,000
                                                                                                                    -----------

                       COMPUTERS
Y         4,000,000    NEC Corporation . . . . . . . . . . . . . . . . . .          1.70          03/31/99               49,882
Y         5,000,000    NEC Corporation . . . . . . . . . . . . . . . . . .          1.90          03/30/01               61,643
                                                                                                                    -----------
                                                                                                                        111,525
                                                                                                                    -----------

                       CONSUMER PRODUCTS
Y        10,000,000    Sekisui House . . . . . . . . . . . . . . . . . . .          0.80          07/31/01              107,565
                                                                                                                    -----------

                       HEALTHCARE
Y         2,000,000    Eisai Co., Ltd. . . . . . . . . . . . . . . . . . .          4.20          03/31/98               25,531
                                                                                                                    -----------

                       INDUSTRIALS
Y         6,000,000    Fujitsu Ltd.. . . . . . . . . . . . . . . . . . . .          1.90          03/29/02               71,418
Y        10,000,000    Kawasaki Heavy Industries Ltd.. . . . . . . . . . .          0.80          09/28/01              107,683
Y        12,000,000    Matsushita Electric Industries. . . . . . . . . . .          1.40          03/31/04              136,454
Y         5,000,000    Shin-Etsu Chemical Co.. . . . . . . . . . . . . . .          1.30          03/31/99               59,043
                                                                                                                    -----------
                                                                                                                        374,598
                                                                                                                    -----------


                                       31

TCW/DW GLOBAL CONVERTIBLE TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 1995 (CONTINUED)


    SHARES/PRINCIPAL                                                               COUPON        MATURITY
         AMOUNT                                                                     RATE           DATES                VALUE
    ----------------                                                               ------        -------                -----


                       OIL RELATED
Y        10,000,000    Mitsubishi Oil Co., Ltd.. . . . . . . . . . . . . .          2.00%         09/29/00          $   117,021
                                                                                                                    -----------

                       TRANSPORTATION
Y        10,000,000    Keihin Electric Express Railway . . . . . . . . . .          1.50          03/29/02              113,593
                                                                                                                    -----------
                       TOTAL JAPAN . . . . . . . . . . . . . . . . . . . .                                            1,076,156
                                                                                                                    -----------

                       LUXEMBOURG (0.4%)
                       METALS
ECU          70,000    Arbed S.A.. . . . . . . . . . . . . . . . . . . . .          5.50          07/07/99               84,822
                                                                                                                    -----------

                       MALAYSIA (0.7%)
                       CONGLOMERATES
US$          90,000    Renong Berhad - 144A**. . . . . . . . . . . . . . .          2.00          07/15/05               89,550
                                                                                                                    -----------

                       ENTERTAINMENT & LEISURE TIME
US$          50,000    Technology Resources Industries Berhad. . . . . . .          2.75          11/28/04               51,500
                                                                                                                    -----------
                       TOTAL MALAYSIA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      141,050
                                                                                                                    -----------

                       MEXICO (0.9%)
                       BUILDING MATERIALS
US$         220,000    Cemex S.A.. . . . . . . . . . . . . . . . . . . . .          4.25          11/01/97              166,650
                                                                                                                    -----------

                       NETHERLANDS (0.5%)
                       INSURANCE
US$          75,000    Aegon N.V. - 144A** . . . . . . . . . . . . . . . .          4.75          11/01/04               93,892
                                                                                                                    -----------

                       TAIWAN (3.3%)
                       CHEMICALS
US$         125,000    Formosa Chem & Fibre Corp.. . . . . . . . . . . . .          1.75          07/19/01              117,500
                                                                                                                    -----------

                       CONSUMER PRODUCTS
US$         150,000    President Enterprises Corp. . . . . . . . . . . . .          0.00          07/22/01              181,313
                                                                                                                    -----------

                       INDUSTRIALS
US$         100,000    Sampo Corp. . . . . . . . . . . . . . . . . . . . .          2.625         11/23/01              108,250
                                                                                                                    -----------

                       TEXTILES
US$         200,000    Far Eastern Textile . . . . . . . . . . . . . . . .          4.00          10/07/06              224,000
                                                                                                                    -----------
                       TOTAL TAIWAN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      631,063
                                                                                                                    -----------

                       THAILAND (1.5%)
                       BANKING
US$         130,000    Bangkok Bank Public Co. . . . . . . . . . . . . . .          3.25          03/03/04              131,950
                                                                                                                    -----------

                       INDUSTRIALS
US$         120,000    Banpu Public Company Ltd. . . . . . . . . . . . . .          3.50          08/25/04              146,100
                                                                                                                    -----------
                       TOTAL THAILAND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      278,050
                                                                                                                    -----------

                       UNITED KINGDOM (7.6%)
                       AUTOMOTIVE
ECU         130,000    Investor International PLC. . . . . . . . . . . . .          7.25          06/21/01              181,547
                                                                                                                    -----------

                       CHEMICALS
L           150,000    Cookson Group . . . . . . . . . . . . . . . . . . .          7.00          11/02/04              230,433
                                                                                                                    -----------

                       FINANCIAL SERVICES
L           100,000    Lonhro Finance Public . . . . . . . . . . . . . . .          6.00          02/27/04              140,073
                                                                                                                    -----------


                                       32

TCW/DW GLOBAL CONVERTIBLE TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 1995 (CONTINUED)


    SHARES/PRINCIPAL                                                               COUPON        MATURITY
         AMOUNT                                                                     RATE           DATES                VALUE
    ----------------                                                               ------        -------                -----

                       FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
L            70,000    Allied Domecq PLC . . . . . . . . . . . . . . . . .          6.75%         07/07/08          $   109,488
US$         250,000    Burns, Philp Treasury . . . . . . . . . . . . . . .          5.50          04/30/04              214,375
US$          60,000    Grand Metropolitan PLC. . . . . . . . . . . . . . .          6.50          01/31/00               63,900
L           100,000    Tate & Lyle International Finance PLC . . . . . . .          5.75          03/21/01              133,298
                                                                                                                    -----------
                                                                                                                        521,061
                                                                                                                    -----------

                       INDUSTRIALS
L            80,000    Coats Viyella PLC . . . . . . . . . . . . . . . . .          6.25          08/09/03              111,102
                                                                                                                    -----------

                       MULTI-INDUSTRY
L           150,000    Hanson PLC. . . . . . . . . . . . . . . . . . . . .          9.50          01/31/06              243,284
                                                                                                                    -----------
                       TOTAL UNITED KINGDOM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,427,500
                                                                                                                    -----------

                       UNITED STATES (49.1%)
                       BUILDING MATERIALS
              1,800    Owens-Corning Capital LLC - 144A** $3.25. . . . . .                                               92,250
                                                                                                                    -----------

                       BUSINESS SERVICES
US$         145,000    Danka Business Systems - 144A** . . . . . . . . . .          6.75          04/01/02              147,552
US$         190,000    Omnicom Group, Inc. - 144A**. . . . . . . . . . . .          4.50          09/01/00              217,550
                                                                                                                    -----------
                                                                                                                        365,102
                                                                                                                    -----------

                       COMPUTER EQUIPMENT
US$         105,000    3Com Corp. - 144A** . . . . . . . . . . . . . . . .         10.25          11/01/01              134,007
US$         145,000    EMC Corp. . . . . . . . . . . . . . . . . . . . . .          4.25          01/01/01              195,750
US$         150,000    Storage Technology Corp.. . . . . . . . . . . . . .          8.00          05/31/15              146,250
US$         160,000    Unisys Corp.. . . . . . . . . . . . . . . . . . . .          8.25          08/01/00              177,600
                                                                                                                    -----------
                                                                                                                        653,607
                                                                                                                    -----------


                       COMPUTER SERVICES

US$         350,000    Automatic Data Processing, Inc. . . . . . . . . . .          0.00          02/20/12              154,875
US$         285,000    First Financial Management Corp.. . . . . . . . . .          5.00          12/15/99              386,175
              4,300    General Motors Corp. $3.25 (Series C) (1) . . . . .                                              270,900
                                                                                                                    -----------
                                                                                                                        811,950
                                                                                                                    -----------

                       ELECTRONICS - SEMICONDUCTORS
US$          90,000    Integrated Device Technology. . . . . . . . . . . .          5.50          06/01/02               93,833
                                                                                                                    -----------

                       FINANCIAL SERVICES
              1,200    Allstate Corp. (The) $2.30 (2). . . . . . . . . . .                                               48,900
US$         160,000    Merrill Lynch & Co., Inc. - 144A** (3). . . . . . .          0.00          06/30/99              201,600
              2,700    St. Paul Capital LLC $3.00. . . . . . . . . . . . .                                              141,075
                                                                                                                    -----------
                                                                                                                        391,575
                                                                                                                    -----------

                       FUNERAL SERVICES
              3,300    SCI Finance LLC $3.125 (Series A) . . . . . . . . .                                              200,475
                                                                                                                    -----------

                       HEALTHCARE
US$         215,000    Elan International Finance Ltd. . . . . . . . . . .          0.00          10/16/12               99,975
US$         130,000    Healthsouth Rehabilitation Corp.. . . . . . . . . .          5.00          04/01/01              141,288
US$          90,000    Multicare Companies, Inc. . . . . . . . . . . . . .          7.00          03/15/03               86,850
US$         105,000    Quantum Health Resources Inc. . . . . . . . . . . .          4.75          10/01/00               90,300
US$         130,000    Theratx Inc. - 144A** . . . . . . . . . . . . . . .          8.00          02/01/02              116,288
                                                                                                                    -----------
                                                                                                                        534,701
                                                                                                                    -----------

                       HOUSEHOLD PRODUCTS
US$         110,000    McKesson Corp.. . . . . . . . . . . . . . . . . . .          4.50          03/01/04               99,000
                                                                                                                    -----------


                                       33

TCW/DW GLOBAL CONVERTIBLE TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 1995 (CONTINUED)


    SHARES/PRINCIPAL                                                               COUPON        MATURITY
         AMOUNT                                                                     RATE           DATES                VALUE
    ----------------                                                               ------        -------                -----

                       HOTELS/MOTELS
US$         150,000    Hospitality Franchise Systems, Inc. . . . . . . . .          4.50%         10/01/99            $ 169,550
                                                                                                                    -----------

                       INDUSTRIALS
              2,900    Westinghouse Electric Corp. - 144A**
                        $1.30 (Series C) . . . . . . . . . . . . . . . . .                                               43,138
                                                                                                                    -----------

                       INSURANCE
              1,800    American General Delaware $3.00 (Series A). . . . .                                               93,375
US$          90,000    Chubb Capital Corp. . . . . . . . . . . . . . . . .          6.00          05/15/98               92,813
US$         120,000    Fremont General Corp. . . . . . . . . . . . . . . .          0.00          10/12/13               45,300
US$         240,000    USF&G Corp. . . . . . . . . . . . . . . . . . . . .          0.00          03/03/09              132,000
                                                                                                                    -----------
                                                                                                                        363,488
                                                                                                                    -----------

                       LEISURE
US$         600,000    Coleman Worldwide Corp. . . . . . . . . . . . . . .          0.00          05/27/13              174,000
                                                                                                                    -----------

                       MACHINERY - DIVERSIFIED
US$         199,000    Cooper Industries, Inc. . . . . . . . . . . . . . .          7.05          01/01/15              205,965
                                                                                                                    -----------

                       MEDIA GROUP
US$         210,000    Comcast Corp. . . . . . . . . . . . . . . . . . . .          3.375         09/09/05              193,200
US$         655,000    News America Holdings, Inc. . . . . . . . . . . . .          0.00          03/11/13              311,125
US$         265,000    Time Warner, Inc. . . . . . . . . . . . . . . . . .          8.75          01/10/15              275,931
                                                                                                                    -----------
                                                                                                                        780,256
                                                                                                                    -----------

                       MEDICAL SERVICES
              4,000    FHP International Corp. $1.25 (Series A). . . . . .                                               94,000
US$         170,000    Integrated Health Services, Inc.. . . . . . . . . .          5.75          01/01/01              183,175
                                                                                                                    -----------
                                                                                                                        277,175
                                                                                                                    -----------

                       METALS
US$         155,000    Allegheny Ludlum Corp.. . . . . . . . . . . . . . .          5.875         03/15/02              165,416
                                                                                                                    -----------

                       OIL & GAS
US$         145,000    Apache Corp.. . . . . . . . . . . . . . . . . . . .          6.00          01/15/02              161,494
              3,000    Occidental Petroleum Corp. $3.00 (Series A) . . . .                                              177,750
              2,800    Occidental Petroleum Corp. - 144A** $3.875. . . . .                                              159,600
US$         235,000    Pennzoil Co. (4). . . . . . . . . . . . . . . . . .          4.75          10/01/03              221,206
US$          70,000    SFP Pipeline Holdings, Inc. . . . . . . . . . . . .         11.16          08/15/10               89,600
                                                                                                                    -----------
                                                                                                                        809,650
                                                                                                                    -----------

                       PAPER & FOREST PRODUCTS
US$         120,000    Riverwood International Corp. . . . . . . . . . . .          6.75          09/15/03              160,279
                                                                                                                    -----------

                       POLLUTION CONTROL
US$         295,000    Thermo Electron Corp. . . . . . . . . . . . . . . .          5.00          04/15/01              400,463
US$         165,000    U.S. Filter Corp. . . . . . . . . . . . . . . . . .          5.00          10/15/00              173,250
US$         213,000    WMX Technologies, Inc.. . . . . . . . . . . . . . .          2.00          01/24/05              179,186
                                                                                                                    -----------
                                                                                                                        752,899
                                                                                                                    -----------

                       PUBLISHING
US$          90,000    Nelson (Thomas), Inc. - 144A**. . . . . . . . . . .          5.75          11/30/99              103,536
                                                                                                                    -----------

                       RESTAURANTS
US$         430,000    Boston Chicken Inc. . . . . . . . . . . . . . . . .          0.00          06/01/15               97,825
                                                                                                                    -----------


                                       34

TCW/DW GLOBAL CONVERTIBLE TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 1995 (CONTINUED)


    SHARES/PRINCIPAL                                                               COUPON        MATURITY
         AMOUNT                                                                     RATE           DATES                VALUE
    ----------------                                                               ------        -------                -----

                       RETAIL
US$         300,000    Office Depot, Inc.. . . . . . . . . . . . . . . . .          0.00%         11/01/08          $   196,500
US$          85,000    Pep Boys-Manny, Moe & Jack. . . . . . . . . . . . .          4.00          09/01/99               78,382
                                                                                                                    -----------
                                                                                                                        274,882
                                                                                                                    -----------

                       SCIENTIFIC INSTRUMENTS
US         $175,000    Fisher Scientific International, Inc. . . . . . . .          4.75          03/01/03              188,248
                                                                                                                    -----------

                       TELECOMMUNICATIONS
              1,800    Corning Delaware, L.P. $3.00. . . . . . . . . . . .                                               92,025
US$         135,000    LDDS Communications, Inc. . . . . . . . . . . . . .          5.00          08/15/03              130,275
              2,100    MFS Communications Company, Inc. $2.68. . . . . . .                                               72,450
US$         365,000    Motorola, Inc.. . . . . . . . . . . . . . . . . . .          0.00          09/27/13              298,388
US$          90,000    U.S. Cellular Corp. . . . . . . . . . . . . . . . .          0.00          06/15/15               27,900
                                                                                                                    -----------
                                                                                                                        621,038
                                                                                                                    -----------

                       TRANSPORTATION
US$         305,000    AMR Corp. . . . . . . . . . . . . . . . . . . . . .          6.125         11/01/24              317,377
US$         305,000    Delta Air Lines, Inc. . . . . . . . . . . . . . . .          3.23          06/15/03              293,761
                                                                                                                    -----------
                                                                                                                        611,138
                                                                                                                    -----------

                       WASTE MANAGEMENT
              6,200    Browning-Ferris Industries, Inc. $2.583 . . . . . .                                              226,300
                                                                                                                    -----------

                       TOTAL UNITED STATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9,267,276
                                                                                                                    -----------

                       TOTAL INVESTMENTS (Identified Cost $15,844,627) (a) . . . . . . . . . .     90.8%             17,132,745

                       CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES. . . . . . . . . . . . .      9.2               1,740,631
                                                                                                  -----             -----------

                       NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    100.0%            $18,873,376
                                                                                                  -----             -----------
                                                                                                  -----             -----------


 *   SECURITY WAS PURCHASED ON A WHEN ISSUED BASIS.
**   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
(1)  EXCHANGEABLE INTO GENERAL MOTORS CORP. CLASS E COMMON STOCK.
(2)  EXCHANGEABLE INTO PMI GROUP INC. COMMON STOCK.
(3)  EXCHANGEABLE INTO MICROSOFT CORP. COMMON STOCK.
(4)  EXCHANGEABLE INTO CHEVRON CORP. COMMON STOCK.
(A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $15,845,477; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,389,124 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $101,856, RESULTING IN NET UNREALIZED APPRECIATION OF $1,287,268.



                        See Notes to Financial Statements

TCW/DW GLOBAL CONVERTIBLE TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 1995 (CONTINUED)
--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 1995:


                                       IN                        UNREALIZED
              CONTRACTS             EXCHANGE         DELIVERY   APPRECIATION/
             TO RECEIVE               FOR              DATE    (DEPRECIATION)
             ----------          ---------------     --------  --------------
         CAD     200,000        US$      145,751     07/05/95      $    32
         CAD     150,000        US$      109,067     07/05/95          270
         US$     147,992        ECU      112,192     07/18/95       (1,388)
         US$   1,053,807         L       650,097     07/18/95       17,964
         US$      51,627        ITL   83,333,333     07/18/95       (2,429)
         US$     125,043         Y    10,634,907     07/18/95       (1,022)
         US$     107,789         Y     8,920,600     07/18/95        2,045
         US$     300,720        ECU      224,142     08/18/95        2,365
         US$   1,149,893        FRF    5,526,730     10/18/95       10,827
         US$     783,929         Y    62,777,032     10/18/95       30,516
                                                                   -------

                        NET UNREALIZED APPRECIATION. . . . . . .   $59,180
                                                                   -------
                                                                   -------



                        SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL CONVERTIBLE TRUST
SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION JUNE 30, 1995
--------------------------------------------------------------------------------


                                                                     PERCENT OF
INDUSTRY                                                   VALUE     NET ASSETS
--------                                                 --------    ----------

Automotive . . . . . . . . . . . . . . . . . . . .    $   524,596       2.78%
Banking. . . . . . . . . . . . . . . . . . . . . .        633,614       3.36
Basic Cyclicals. . . . . . . . . . . . . . . . . .        255,120       1.35
Building Materials . . . . . . . . . . . . . . . .        258,900       1.37
Business Services. . . . . . . . . . . . . . . . .        365,102       1.94
Chemicals. . . . . . . . . . . . . . . . . . . . .        347,933       1.84
Computers. . . . . . . . . . . . . . . . . . . . .        111,525       0.59
Computer Equipment . . . . . . . . . . . . . . . .        653,607       3.46
Computer Services. . . . . . . . . . . . . . . . .        860,416       4.56
Conglomerates. . . . . . . . . . . . . . . . . . .         89,550       0.47
Consumer Products. . . . . . . . . . . . . . . . .        288,878       1.53
Construction Plant & Equipment . . . . . . . . . .        108,750       0.58
Electronics-Semiconductors . . . . . . . . . . . .         93,833       0.50
Electrical Equipment . . . . . . . . . . . . . . .        104,400       0.55
Entertainment & Leisure Time . . . . . . . . . . .         51,500       0.27
Financial Services . . . . . . . . . . . . . . . .      1,345,627       7.13
Food, Beverage, Tobacco & Household Products . . .        558,161       2.96
Funeral Services . . . . . . . . . . . . . . . . .        200,475       1.06
Healthcare . . . . . . . . . . . . . . . . . . . .        560,232       2.97
Hotels/Motels. . . . . . . . . . . . . . . . . . .        346,175       1.83
Household Products . . . . . . . . . . . . . . . .         99,000       0.52
Industrials. . . . . . . . . . . . . . . . . . . .        852,684       4.52
Insurance. . . . . . . . . . . . . . . . . . . . .        457,380       2.42
Leisure. . . . . . . . . . . . . . . . . . . . . .        266,000       1.41
Machinery-Diversified. . . . . . . . . . . . . . .        205,965       1.09
Media Group. . . . . . . . . . . . . . . . . . . .        968,823       5.13
Medical Services . . . . . . . . . . . . . . . . .        277,175       1.47
Metals . . . . . . . . . . . . . . . . . . . . . .        250,238       1.33
Multi-Industry . . . . . . . . . . . . . . . . . .        381,154       2.02
Oil & Gas. . . . . . . . . . . . . . . . . . . . .        902,313       4.78
Oil Related. . . . . . . . . . . . . . . . . . . .        117,021       0.62
Paper & Forest Products. . . . . . . . . . . . . .        219,154       1.16
Pollution Control. . . . . . . . . . . . . . . . .        977,899       5.18
Publishing . . . . . . . . . . . . . . . . . . . .        103,536       0.55
Real Estate. . . . . . . . . . . . . . . . . . . .        766,126       4.06
Restaurants. . . . . . . . . . . . . . . . . . . .         97,825       0.52
Retail . . . . . . . . . . . . . . . . . . . . . .        274,882       1.46
Scientific Instruments . . . . . . . . . . . . . .        188,248       1.00
Telecommunications . . . . . . . . . . . . . . . .        621,038       3.29
Tire & Rubber Goods. . . . . . . . . . . . . . . .        172,859       0.92
Textiles . . . . . . . . . . . . . . . . . . . . .        224,000       1.19
Transportation . . . . . . . . . . . . . . . . . .        724,731       3.84
Waste Management . . . . . . . . . . . . . . . . .        226,300       1.20
                                                      -----------      -----
                                                      $17,132,745      90.78%
                                                      -----------      -----
                                                      -----------      -----


SUMMARY OF INVESTMENTS BY TYPE
--------------------------------------------------------------------------------


                                                                     PERCENT OF
TYPE OF INVESTMENT                                         VALUE     NET ASSETS
------------------                                       --------    ----------

Convertible Bonds. . . . . . . . . . . . . . . . .    $15,327,844      81.22%
Convertible Preferred Stocks . . . . . . . . . . .      1,804,901       9.56
                                                      -----------      -----
                                                      $17,132,745      90.78%
                                                      -----------      -----
                                                      -----------      -----


TCW/DW GLOBAL CONVERTIBLE TRUST
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995
--------------------------------------------------------------------------------



ASSETS:
Investments in securities, at value
 (identified cost $15,844,627) . . . . . . . . . . . . . . .    $17,132,745
Unrealized appreciation on foreign currency contracts. . . .         64,019
Cash (including $12,550 in foreign currency) . . . . . . . .      2,186,598
Receivable for:
 Interest. . . . . . . . . . . . . . . . . . . . . . . . . .        188,547
 Investments sold. . . . . . . . . . . . . . . . . . . . . .         20,799
 Shares of beneficial interest sold. . . . . . . . . . . . .         10,409
 Dividends . . . . . . . . . . . . . . . . . . . . . . . . .          8,845
Deferred organizational expenses . . . . . . . . . . . . . .        156,132
Receivable from investment manager . . . . . . . . . . . . .        110,941
Prepaid expenses and other assets. . . . . . . . . . . . . .         31,583
                                                                -----------
   Total Assets. . . . . . . . . . . . . . . . . . . . . . .     19,910,618
                                                                -----------

LIABILITIES:
Unrealized depreciation on foreign currency contracts. . . .          4,839
Payable for:
 Investments purchased . . . . . . . . . . . . . . . . . . .        718,992
 Plan of distribution fee. . . . . . . . . . . . . . . . . .         14,880
Accrued expenses and other payables. . . . . . . . . . . . .        142,399
Organizational expenses. . . . . . . . . . . . . . . . . . .        156,132
                                                                -----------
   Total Liabilities . . . . . . . . . . . . . . . . . . . .      1,037,242
                                                                -----------

NET ASSETS:
Paid-in-capital. . . . . . . . . . . . . . . . . . . . . . .     17,938,587
Net unrealized appreciation. . . . . . . . . . . . . . . . .      1,346,040
Undistributed net investment income. . . . . . . . . . . . .         47,052
Net realized loss. . . . . . . . . . . . . . . . . . . . . .       (458,303)
                                                                -----------
   Net Assets. . . . . . . . . . . . . . . . . . . . . . . .    $18,873,376
                                                                -----------
                                                                -----------

Net Asset Value Per Share, 1,787,684 shares outstanding
 (unlimited shares authorized of $.01 par value) . . . . . .         $10.56
                                                                     ------
                                                                     ------


STATEMENT OF OPERATIONS
FOR THE PERIOD OCTOBER 31, 1994* THROUGH JUNE 30, 1995
--------------------------------------------------------------------------------


NET INVESTMENT INCOME:
 Income
  Interest (net of $398 foreign withholding tax) . . . . . .    $   523,560
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . .         41,940
                                                                -----------
   Total Income. . . . . . . . . . . . . . . . . . . . . . .        565,500
                                                                -----------

 Expenses
  Plan of distribution fee . . . . . . . . . . . . . . . . .        111,428
  Transfer agent fees and expenses . . . . . . . . . . . . .         64,014
  Management fee . . . . . . . . . . . . . . . . . . . . . .         56,828
  Professional fees. . . . . . . . . . . . . . . . . . . . .         47,665
  Investment advisory fee. . . . . . . . . . . . . . . . . .         37,886
  Organizational expenses. . . . . . . . . . . . . . . . . .         23,868
  Trustees' fees and expenses. . . . . . . . . . . . . . . .         21,786
  Custodian fees . . . . . . . . . . . . . . . . . . . . . .         20,536
  Shareholder reports and notices. . . . . . . . . . . . . .          7,957
  Registration fees. . . . . . . . . . . . . . . . . . . . .          6,079
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . .          1,993
                                                                -----------
   Total Expenses Before Amounts Waived/Assumed. . . . . . .        400,040
   Less: Amounts Waived/Assumed. . . . . . . . . . . . . . .       (288,612)
                                                                -----------
   Total Expenses After Amounts Waived/Assumed . . . . . . .        111,428
                                                                -----------
   Net Investment Income . . . . . . . . . . . . . . . . . .        454,072
                                                                -----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized loss on:
  Investments. . . . . . . . . . . . . . . . . . . . . . . .         (2,922)
  Foreign exchange transactions. . . . . . . . . . . . . . .       (455,381)
                                                                -----------
   Total Loss. . . . . . . . . . . . . . . . . . . . . . . .       (458,303)
                                                                -----------

 Net unrealized appreciation on:
  Investments. . . . . . . . . . . . . . . . . . . . . . . .      1,288,118
  Translation of foreign exchange forward contracts,
   other assets and liabilities denominated in
   foreign currencies. . . . . . . . . . . . . . . . . . . .         57,922
                                                                -----------
   TOTAL APPRECIATION. . . . . . . . . . . . . . . . . . . .      1,346,040
                                                                -----------
   NET GAIN. . . . . . . . . . . . . . . . . . . . . . . . .        887,737
                                                                -----------
   NET INCREASE. . . . . . . . . . . . . . . . . . . . . . .    $ 1,341,809
                                                                -----------
                                                                -----------


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               FOR THE PERIOD
                                                              OCTOBER 31, 1994*
                                                                  THROUGH
                                                                JUNE 30, 1995
                                                             ------------------

INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment income. . . . . . . . . . . . . . . . . . .       $454,072
  Net realized loss. . . . . . . . . . . . . . . . . . . . .       (458,303)
  Net unrealized appreciation. . . . . . . . . . . . . . . .      1,346,040
                                                                -----------
     Net increase. . . . . . . . . . . . . . . . . . . . . .      1,341,809
                                                                -----------
 Dividends to shareholders from net investment income. . . .       (407,020)
 Net increase from transactions in shares of beneficial
  interest . . . . . . . . . . . . . . . . . . . . . . . . .     17,838,587
                                                                -----------
    Total increase . . . . . . . . . . . . . . . . . . . . .     18,773,376
NET ASSETS:
Beginning of period. . . . . . . . . . . . . . . . . . . . .        100,000
                                                                -----------
  End of period (including undistributed net investment
   income of $47,052). . . . . . . . . . . . . . . . . . . .    $18,873,376
                                                                -----------
                                                                -----------

--------------
*    COMMENCEMENT OF OPERATIONS.



                        SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL CONVERTIBLE TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES -- TCW/DW Global Convertible Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund was organized as a Massachusetts business trust on June 29, 1994 and on July 21, 1994 issued 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), to effect the Fund's initial capitalization. The Fund commenced operations on October 31, 1994.

     The following is a summary of significant accounting policies:

     A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

     B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts on securities purchased are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily.

     C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

     D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant exchange gains and losses are

TCW/DW GLOBAL CONVERTIBLE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

     included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

     E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

     F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

     G. ORGANIZATIONAL EXPENSES -- InterCapital paid the organizational expenses of the Fund in the amount of approximately $180,000 which will be reimbursed for the full amount thereof, exclusive of amounts assumed. Such costs have been deferred and are being amortized on the straight line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT -- Pursuant to a Management Agreement, the Fund pays its Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.51% to the net assets of the Fund determined as of the close of each business day.

     Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT -- Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.34% to the net assets of the Fund determined as of the close of each business day.

     Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

TCW/DW GLOBAL CONVERTIBLE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

     InterCapital had undertaken to assume all operating expenses (except for any 12b-1 and/or brokerage fees) and the Manager had agreed to waive the compensation provided for in its Management Agreement and the Adviser had undertaken to waive the compensation provided for in its Advisory Agreement, until such time as the Fund had $50 million of net assets or until six months from the date of commencement of the Fund's operations, whichever occurred first. InterCapital will continue to assume all operating expenses (except for 12b-1 and/or brokerage fees) and the Manager and the Adviser will continue to waive their respective compensation until such time as the Fund has $50 million of net assets or until August 23, 1995, whichever occurs first.

4. PLAN OF DISTRIBUTION -- Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gains distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Manager and Distributor, and other employees and selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses by the Distributor.

     Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

     The Distributor has informed the Fund that for the period ended June 30, 1995, it received approximately $38,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the period ended June 30, 1995 aggregated $24,687,787 and $8,880,708, respectively.

     Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent.

TCW/DW GLOBAL CONVERTIBLE TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------

6. SHARES OF BENEFICIAL INTEREST -- Transactions in shares of beneficial interest were as follows:


                                           FOR THE PERIOD OCTOBER 31, 1994*
                                                 THROUGH JUNE 30, 1995
                                           --------------------------------
                                                SHARES        AMOUNT
                                                ------        ------

Sold . . . . . . . . . . . . . . . . . .      1,939,734    $19,459,412
Reinvestment of dividends. . . . . . . .         30,636        310,550
                                              ---------    -----------
                                              1,970,370     19,769,962
Repurchased. . . . . . . . . . . . . . .       (192,686)    (1,931,375)
                                              ---------    -----------
Net increase . . . . . . . . . . . . . .      1,777,684    $17,838,587
                                              ---------    -----------
                                              ---------    -----------

---------------
* COMMENCEMENT OF OPERATIONS.


7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS -- The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Additionally, as a hedge against adverse foreign currency and market risk, the Fund may purchase and write options on foreign currency ("derivative instruments").

     At June 30, 1995, there were open forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and manage foreign currency exposure.

     Derivative instruments involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

8. FEDERAL INCOME TAX STATUS -- Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $182,000 and $214,000, respectively, during fiscal 1995. As of June 30, 1995, the Fund had temporary book/tax differences primarily attributable to post-October losses and the mark-to-market of open forward foreign currency exchange contracts.

TCW/DW GLOBAL CONVERTIBLE TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:


                                                            FOR THE PERIOD
                                                           OCTOBER 31, 1994*
                                                                THROUGH
                                                             JUNE 30, 1995
                                                           -----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period . . . . . . . . . . . .    $10.00
                                                                ------
Net investment income. . . . . . . . . . . . . . . . . . . .      0.27
Net realized and unrealized gain . . . . . . . . . . . . . .      0.53
                                                                ------
Total from investment operations . . . . . . . . . . . . . .      0.80
                                                                ------
Less dividends from net investment income. . . . . . . . . .     (0.24)
                                                                ------
Net asset value, end of period . . . . . . . . . . . . . . .    $10.56
                                                                ------
                                                                ------

TOTAL INVESTMENT RETURN+ . . . . . . . . . . . . . . . . . .      7.99%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses . . . . . . . . . . . . . . . . . . . . . . . . . .      1.00%(2)(3)
Net investment income. . . . . . . . . . . . . . . . . . . .      4.07%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) . . . . . . . . . .   $18,873
Portfolio turnover rate. . . . . . . . . . . . . . . . . . .        61%(1)

---------------
*    COMMENCEMENT OF OPERATIONS.
+    DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) INTERCAPITAL HAD UNDERTAKEN TO ASSUME ALL OPERATING EXPENSES (EXCEPT FOR ANY 12B-1 AND/OR BROKERAGE FEES) AND THE MANAGER HAD AGREED TO WAIVE THE COMPENSATION PROVIDED FOR IN ITS MANAGEMENT AGREEMENT AND THE ADVISER HAD UNDERTAKEN TO WAIVE THE COMPENSATION PROVIDED FOR IN ITS ADVISORY AGREEMENT, UNTIL SUCH TIME AS THE FUND HAD $50 MILLION OF NET ASSETS OR UNTIL SIX MONTHS FROM THE DATE OF COMMENCEMENT OF THE FUND'S OPERATIONS, WHICHEVER OCCURRED FIRST. INTERCAPITAL WILL CONTINUE TO ASSUME ALL OPERATING EXPENSES (EXCEPT FOR 12B-1 AND/OR BROKERAGE FEES) AND THE MANAGER AND THE ADVISER WILL CONTINUE TO WAIVE THEIR RESPECTIVE COMPENSATION UNTIL SUCH TIME AS THE FUND HAS $50 MILLION OF NET ASSETS OR UNTIL AUGUST 23, 1995, WHICHEVER OCCURS FIRST. IF THE FUND HAD BORNE ALL EXPENSES, AFTER APPLICATION OF THE EXPENSE LIMITATION, THE ABOVE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 3.50% AND 1.48%, RESPECTIVELY.



                        SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL CONVERTIBLE TRUST
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of TCW/DW Global Convertible Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Global Convertible Trust (the "Fund") at June 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the period October 31, 1994 (commencement of operations) through June 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at June 30, 1995 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
August 14, 1995

                    DEAN WITTER CONVERTIBLE SECURITIES TRUST
                                     PART C
                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

    The response to this item is incorporated by reference to (a) Item 27 of Post-Effective Amendment No. 10, which was filed electronically pursuant to Regulation S-T on November 22, 1994 ("Post-Effective Amendment No. 10"), as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 2-97963; 811-4310), filed on May 24, 1985 (the "Registration Statement"), and
(b) Exhibits 1 and 2 hereto.

ITEM 16.  EXHIBITS

    (1) Declaration of Trust dated May 21, 1985*

    (2) Bylaws of Registrant dated May 21, 1985, as amended on July 27, 1989 and January 25, 1995*

    (3) Not Applicable

    (4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus)

    (5) Not Applicable

    (6) Investment Management Agreement (incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 10)

    (7)  (a) Distribution  Agreement   between   Registrant  and   Dean   Witter
             Distributors Inc. (incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 10)

        (b) Form of Selected  Dealer's Agreement (incorporated  by reference  to
            Exhibit 6(b) to Post-Effective Amendment No. 10)

        (c) Form of Selected Dealer's Agreement*

    (8) Not Applicable

    (9)  (a) Custody Agreement dated September 20, 1991*

        (b) Transfer Agency and Services Agreement between Registrant and Dean Witter Trust Company (incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 10)

   (10) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated August 8, 1985, as amended on October 21, 1986, January 4, 1993 and April 28, 1993 (incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 10)

   (11)  (a) Opinion and  consent of  Gordon Altman  Butowsky Weitzen  Shalov  &
             Wein*

        (b) Opinion and consent of Lane Altman & Owens*

   (12) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein regarding tax matters*

   (13) Services Agreement between Dean Witter InterCapital Inc. and Dean Witter Services Company Inc.*

------------------------
*Incorporated by reference to the Exhibit of the same number to the initial filing of this registration statement on Form N-14, filed electronically pursuant to Regulation S-T on August 28, 1995.

   (14) Consent of Independent Accountants

   (15) Not Applicable

   (16) Powers of Attorney*

   (17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended September 30, 1994, as filed on November 21, 1994*

        (b) Form of Proxy*
------------------------
*Incorporated by reference to the Exhibit of the same number to the initial filing of this registration statement on Form N-14, filed electronically pursuant to Regulation S-T on August 28, 1995.

ITEM 17.

    1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering of them.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 23rd day of October, 1995.

                                          DEAN WITTER CONVERTIBLE SECURITIES
                                          TRUST

                                          By: ________/s/_SHELDON CURTIS________
                                                VICE PRESIDENT AND SECRETARY

    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                      TITLE                            DATE
    ------------------------------------------------------------------------------------------  ----------------
(1) PRINCIPAL EXECUTIVE OFFICER

    By: /s/ CHARLES A. FIUMEFREDDO               President, Chief Executive
       ---------------------------------------    Officer, Trustee and                          October 23, 1995
       Charles A. Fiumefreddo                     Chairman

(2) PRINCIPAL FINANCIAL OFFICER

    By: /s/ THOMAS F. CALOIA
       ---------------------------------------   Treasurer and Principal                        October 23, 1995
       Thomas F. Caloia                           Accounting Officer

(3) MAJORITY OF TRUSTEES

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

    By: /s/ SHELDON CURTIS
       ---------------------------------------
       Sheldon Curtis                                                                           October 23, 1995
       Attorney-in-Fact

           Jack F. Bennett         Manuel H. Johnson
              Michael Bozic        Paul Kolton
              Edwin J. Garn        John R. Haire
              John L. Schroeder

    By: /s/ RONALD M. FEIMAN
       -----------------------------------------
       Ronald M. Feiman                                                                         October 23, 1995
       Attorney-in-Fact

    ---------------------------------------
       Michael E. Nugent

                                 EXHIBIT INDEX

 EXHIBIT                                                                                                             PAGE
  NUMBER    EXHIBIT                                                                                                 NUMBER
----------  ----------------------------------------------------------------------------------------------------  -----------
   (14)     Consent of Independent Accountants